UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21558

                          Pioneer Short Term Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2018 through August 31, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                               Pioneer Short Term
                               Income Fund

--------------------------------------------------------------------------------
                               Annual Report | August 31, 2019
--------------------------------------------------------------------------------

                               Ticker Symbols:

                               Class A    STABX
                               Class C    PSHCX
                               Class C2   STIIX
                               Class K    STIKX
                               Class Y    PSHYX

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                               [LOGO]   Amundi Pioneer
                                        ==============
                                      ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              17

Schedule of Investments                                                      19

Financial Statements                                                         65

Notes to Financial Statements                                                74

Report of Independent Registered Public Accounting Firm                      86

Additional Information                                                       88

Trustees, Officers and Service Providers                                     89

                      Pioneer Short Term Income Fund | Annual Report | 8/31/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders. In fact, it's not unusual for political and economic issues on the international front to cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who communicate directly with the management teams of those companies. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity.

As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe.

The same active decision to invest in a company is also applied when we decide to sell a security, due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Short Term Income Fund | Annual Report | 8/31/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
August 31, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                      Pioneer Short Term Income Fund | Annual Report | 8/31/19 3

Portfolio Management Discussion | 8/31/19

In the following interview, portfolio managers Seth Roman, Noah Funderburk, and Nicolas Pauwels discuss the factors that influenced Pioneer Short Term Income Fund's performance during the 12-month period ended August 31, 2019. Mr. Roman, a vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), Mr. Funderburk, a vice president and portfolio manager at Amundi Pioneer, and Mr. Pauwels, a vice president and portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q     How did the Fund perform during the 12-month period ended August 31, 2019?

A Pioneer Short Term Income Fund's Class A shares returned 4.49% at net asset value during the 12-month period ended August 31, 2019, while the Fund's benchmark, the Bloomberg Barclays One- to Three-Year Government/Credit Bond Index (the Bloomberg Barclays Index), returned 4.62%. During the same period, the average return of the 552 mutual funds in Morningstar's Short-Term Bond Funds category was 4.44%.

Q How would you describe the market environment for fixed-income investors over the 12-month period ended August 31, 2019?

A Entering the period, robust economic data and corporate earnings results boosted market sentiment for riskier assets, outweighing concerns over increasingly protectionist U.S. trade policy. The markets continued to focus heavily on economic growth and inflation indicators in an effort to predict likely U.S. Federal Reserve (Fed) policy, as the Fed was in the process of tightening monetary conditions by raising interest rates, having done so twice in the first half of 2018. At that time, the general expectation among market participants was for two additional quarter-point federal funds rate increases by year-end, for a total of four in 2018. Treasury yields rose in advance of the Fed's September 25, 2018, meeting, the result of which was an increase to the upper band for the benchmark overnight lending rate from 2.00% to 2.25% . Meanwhile, equities continued to grind higher, and credit-oriented segments of the bond market performed well through September of 2018.

      Conditions reversed in the fourth quarter of 2018, however, and it proved to be one of the most challenging three-month periods for investors since the end of the financial crisis in March of 2009. A number of issues converged to produce exceptionally poor returns for riskier assets heading into the end of the calendar year. Escalating trade tensions between the U.S. and some of its key trading partners, especially China, with associated implications for

4 Pioneer Short Term Income Fund | Annual Report | 8/31/19 economic growth and corporate profit margins, was perhaps the biggest issue, followed by an inverted yield curve, which occurs when longer-term rates dip below shorter-term rates, raising fears of recession. Other factors affecting the markets included concerns that the Fed would "overshoot" and raise interest rates too high after doing so again in December, the fourth rate increase in 2018, and the prospect of a looming U.S. government shutdown. (A shutdown did occur, but it proved relatively short-lived.)

      After the difficult fourth quarter, capped by December's rout in the credit and equity markets, investor sentiment rebounded in January 2019 as Fed Chairman Powell indicated that interest-rate policy was not on a fixed course. Powell's words led market participants to conclude that the Fed was unlikely to raise its benchmark rate again in 2019. The view received further support from the Fed's statement at the end of January that it was prepared to be "patient" on further rate hikes, given "muted inflation pressures." In addition, positive readouts from employment and manufacturing data helped boost risk sentiment at the beginning of the new calendar year.

      Despite some interim volatility, credit-sensitive and other riskier assets generally maintained a firm tone through the end of April 2019. In May, however, President Trump's announcement of plans to institute a 25% tariff on some $200 billion worth of Chinese goods -- an indication that a trade deal between the two countries was not going to be as easy to achieve as the market initially believed -- led to another brief market downturn. At that point, the Fed signaled a willingness to implement one or more cuts in the federal funds rate before the end of 2019, and later implemented a 0.25% rate reduction in July 2019, prior to period-end. The Fed's continued softer tone on monetary policy spurred a strong rally in bonds over the final weeks of the 12-month period.

      The Treasury yield curve finished the period significantly lower along its length. The five-year Treasury yield ended the period sharply lower, at 1.39%, compared with 2.73% a year earlier. Meanwhile, yields on 13-week T-bills finished only slightly lower, declining from 2.06% to 1.93% over the 12-month period.

Q Can you review your principal investment strategies in managing the Fund during the 12-month period ended August 31, 2019, and discuss how the strategies affected the Fund's benchmark-relative performance?

A The absolute return of the Fund's Class A shares over the 12-month period slightly lagged the benchmark's return. We positioned the portfolio conservatively versus the benchmark with respect to overall duration during the period. In doing so, we accepted the loss of some income generation in exchange for improved price stability. (Duration is a measure

                      Pioneer Short Term Income Fund | Annual Report | 8/31/19 5 of the sensitivity of the price, or the value of principal, of a fixed-income investment to changes in interest rates, expressed as a number of years.) The conservative duration positioning relative to the Bloomberg Barclays Index was a key detractor from the Fund's benchmark-relative returns over the 12-month period given that rates finished lower on the front-end of the yield curve.

      In late 2018, as investor sentiment for riskier assets softened, we used that opportunity to increase the portfolio's out-of-benchmark exposure to securitized credit sectors, due to the better relative values and solid underlying near-term fundamentals available in that market segment. The largest increases were in the Fund's allocations to non-agency residential mortgages and asset-backed securities (ABS). We reduced the portfolio's exposure to agency mortgage-backed securities (MBS) and, to a lesser degree, its corporate credit exposure in order to fund the other purchases. As credit markets bottomed and began to recover in early 2019, we added back some of the portfolio's corporate credit exposure we had sold heading into the fourth quarter of 2018.

      The increased exposure to securitized credit sectors, including non-agency MBS and commercial mortgage-backed MBS (CMBS), had a positive impact on the Fund's benchmark-relative performance for the full 12-month period, as those sectors benefited from strong consumer fundamentals.

      The Fund's overweight exposure to corporate credit was essentially a neutral factor with regard to benchmark-relative returns over the period, as the slight spread widening in the sector we saw over the 12 months -- a reflection of weaker pricing relative to Treasuries -- was offset by the incremental yield provided by the holdings. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

      The Fund's allocation to floating-rate bank loans made a slight positive contribution to benchmark-relative returns during the 12-month period. We continue to view the bank-loan category as presenting an attractive risk/reward profile as well as a diversification* opportunity, given the high level of income potential and relative lack of sensitivity to changing interest rates offered by the asset class. Finally, we maintained a modest Fund position in insurance-linked securities (ILS) during the period. ILS are issued by insurers seeking to mitigate the risk of having to pay damage claims resulting from a major natural disaster, such as a flood or earthquake. While ILS can offer a source of portfolio diversification and

*     Diversification does not assure a profit nor protect against loss.

6 Pioneer Short Term Income Fund | Annual Report | 8/31/19 incremental income, the asset class lagged the more interest-rate-sensitive segments of the market, thus muting the contribution of ILS to the Fund's performance over the 12-month period.

Q Can you discuss the factors that affected the Fund's income-generation (or yield), either positively or negatively, during the 12-month period ended August 31, 2019?

A Given the flat slope of the yield curve on the front end during the 12-month period, we continued to focus on holding securities in the portfolio with relatively short average life profiles. The Fund's floating-rate holdings, such as bank loans, benefited from the Fed's interest rate hikes in September and December of 2018, as the reference-rate reset led to higher coupons; however, the Fed's rate cut in July of 2019 partially reversed that positive effect.

      Market volatility in late 2018 provided us with an opportunity to increase the Fund's yield profile without a significant change to price stability. Our aforementioned sector rotation out of agency mortgages and corporate credit and into non-agency mortgages and consumer ABS were the primary contributors to the yield pickup.

      The inversion of the yield curve has allowed the Fund's income generation** to show resiliency relative to our investment strategies that focus on holding securities with somewhat longer maturities.

Q What role did derivatives play in the Fund's investment process and performance during the 12-month period ended August 31, 2019?

A We used Treasury futures contracts to shift the Fund's exposure from the five-year to the two-year part of the yield curve. The futures acted as a constraint on performance as the curve gradually, but increasingly inverted over the 12-month period.

Q What is your assessment of the current climate for fixed-income investing, and how have you positioned the Fund heading into a new fiscal year?

A Though questions remain surrounding future Fed monetary policy and global economic growth, we have continued to find attractive investment opportunities in the fixed-income markets, particularly on the short end of the yield curve. While global economic growth has shown signs of stress, the U.S. consumer remains relatively robust, and so we expect that continuing to seek value in sectors supported fundamentally by the resilience of the U.S. domestic economy -- including many securitized sectors -- will remain a key focus for us in managing the Fund.

**    Income is not guaranteed.

                      Pioneer Short Term Income Fund | Annual Report | 8/31/19 7

      We continue to see limited value in U.S. Treasuries at current yield levels; however, given geopolitical uncertainties and ongoing trade disputes, we have maintained a modest Fund position in Treasuries for liquidity purposes. As credit spreads remain tight by historical standards, we are closely monitoring all of the portfolio's positions to help ensure that the Fund receives adequate compensation for the levels of risk assumed.

      In broad terms, the portfolio has an up-in-quality bias within each credit sector. In general, we view securitized assets as being more attractively valued than corporate securities. Overall, investment-grade corporate spreads remain near their post-crisis lows of 10 years ago, and reflect lower value as well as longer duration relative to their historical levels. While strong current fundamentals tend to counterbalance those factors, we believe corporates face greater downside risk should market volatility increase in the event of an unexpected change in central-bank policies or a slowdown in global economic growth.

      As always, we will continue to monitor macroeconomic factors that may potentially affect the markets, while remaining principally focused on adding value to the portfolio.

Please refer to the Schedule of Investments on pages 19-64 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

8 Pioneer Short Term Income Fund | Annual Report | 8/31/19

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. government sponsored entities (i.e. Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

                      Pioneer Short Term Income Fund | Annual Report | 8/31/19 9

Portfolio Summary | 8/31/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Asset Backed Securities                                                    34.2%
Collateralized Mortgage Obligations                                        30.8%
Corporate Bonds                                                            23.0%
U.S. Government and Agency Obligations                                      4.2%
Senior Secured Floating Rate Loan Interests                                 3.9%
Insurance-Linked Securities                                                 3.6%
Foreign Government Bonds                                                    0.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. U.S. Treasury Notes, 2.25%, 2/15/21                                                            1.17%
--------------------------------------------------------------------------------------------------------
 2. U.S. Treasury Notes, 3.625%, 2/15/21                                                           1.00
--------------------------------------------------------------------------------------------------------
 3. Radnor Re, Ltd., Series 2019-2, Class M1B, 3.895% (1 Month USD
    LIBOR + 175 bps), 6/25/29 (144A)                                                               0.56
--------------------------------------------------------------------------------------------------------
 4. Progress Residential Trust, Series 2018-SFR3, Class E, 4.873%, 10/17/35 (144A)                 0.56
--------------------------------------------------------------------------------------------------------
 5. U.S. Treasury Notes, 2.625%, 8/15/20                                                           0.54
--------------------------------------------------------------------------------------------------------
 6. Westlake Automobile Receivables Trust, Series 2018-3A, Class D, 4.0%,
    10/16/23 (144A)                                                                                0.52
--------------------------------------------------------------------------------------------------------
 7. Westlake Automobile Receivables Trust, Series 2017-1A, Class E, 5.05%,
    8/15/24 (144A)                                                                                 0.52
--------------------------------------------------------------------------------------------------------
 8. U.S. Treasury Notes, 2.5%, 5/31/20                                                             0.51
--------------------------------------------------------------------------------------------------------
 9. Carnow Auto Receivables Trust, Series 2019-1A, Class C, 3.36%, 6/17/24 (144A)                  0.51
--------------------------------------------------------------------------------------------------------
10. Starwood Mortgage Residential Trust, Series 2018-IMC2, Class A1, 4.121%,
    10/25/48 (144A)                                                                                0.51
--------------------------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Short Term Income Fund | Annual Report | 8/31/19

Prices and Distributions | 8/31/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class               8/31/19                  8/31/18
--------------------------------------------------------------------------------
      A                   $9.52                    $9.40
--------------------------------------------------------------------------------
      C                   $9.52                    $9.39
--------------------------------------------------------------------------------
      C2                  $9.52                    $9.39
--------------------------------------------------------------------------------
      K                   $9.54                    $9.42
--------------------------------------------------------------------------------
      Y                   $9.51                    $9.38
--------------------------------------------------------------------------------

Distributions per Share: 9/1/18-8/31/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net
                   Investment         Short-Term             Long-Term
     Class          Income           Capital Gains          Capital Gains
--------------------------------------------------------------------------------
      A             $0.2861             $ --                   $ --
--------------------------------------------------------------------------------
      C             $0.2634             $ --                   $ --
--------------------------------------------------------------------------------
      C2            $0.2652             $ --                   $ --
--------------------------------------------------------------------------------
      K             $0.3180             $ --                   $ --
--------------------------------------------------------------------------------
      Y             $0.3136             $ --                   $ --
--------------------------------------------------------------------------------

The Bloomberg Barclays One- to Three-Year Government/Credit Index is an unmanaged measure of the performance of the short-term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 11

Performance Update | 8/31/19                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Short Term Income Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2019)
-------------------------------------------------------
                                          Bloomberg
                                          Barclays
                 Net        Public        One- to
                 Asset      Offering      Three-Year
                 Value      Price         Government/
Period           (NAV)      (POP)*        Credit Index
-------------------------------------------------------
10 years         2.52%      2.26%         1.57%
5 years          1.84       1.32          1.58
1 year           4.49       4.49          4.62
-------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
-------------------------------------------------------
Gross          Net
-------------------------------------------------------
0.88%          0.83%
-------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                Bloomberg Barclays
                Pioneer Short Term              One- to Three-Year
                Income Fund                     Government/Credit Index
8/09            $10,000                         $10,000
8/10            $10,719                         $10,340
8/11            $10,900                         $10,519
8/12            $11,336                         $10,630
8/13            $11,530                         $10,678
8/14            $11,712                         $10,798
8/15            $11,799                         $10,885
8/16            $11,977                         $11,048
8/17            $12,195                         $11,148
8/18            $12,278                         $11,165
8/19            $12,829                         $11,681

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share.

* POP returns shown above reflect the deduction of the maximum 2.50% front-end sales charge on Class A shares purchased prior to February 5, 2018.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratios reflect the contractual expense limitations currently in effect through December 31, 2019 for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

12 Pioneer Short Term Income Fund | Annual Report | 8/31/19

Performance Update | 8/31/19                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2019)
-------------------------------------------------------
                                          Bloomberg
                                          Barclays
                                          One- to
                                          Three-Year
                     If       If          Government/
Period               Held     Redeemed    Credit Index
-------------------------------------------------------
10 years             2.07%    2.07%       1.57%
5 years              1.60     1.60        1.58
1 year               4.25     4.25        4.62
-------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
-------------------------------------------------------
Gross
-------------------------------------------------------
1.06%
-------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                Bloomberg Barclays
                Pioneer Short Term              One- to Three-Year
                Income Fund                     Government/Credit Index
8/09            $10,000                         $10,000
8/10            $10,632                         $10,340
8/11            $10,731                         $10,519
8/12            $11,072                         $10,630
8/13            $11,192                         $10,678
8/14            $11,339                         $10,798
8/15            $11,385                         $10,885
8/16            $11,527                         $11,048
8/17            $11,722                         $11,148
8/18            $11,775                         $11,165
8/19            $12,275                         $11,681

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. "If Redeemed" returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 13

Performance Update | 8/31/19                                     Class C2 Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2019)
-------------------------------------------------------
                                          Bloomberg
                                          Barclays
                                          One- to
                                          Three-Year
                     If       If          Government/
Period               Held     Redeemed    Credit Index
-------------------------------------------------------
10 years             2.08%    2.08%       1.57%
5 years              1.61     1.61        1.58
1 year               4.27     4.27        4.62
-------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
-------------------------------------------------------
Gross
-------------------------------------------------------
1.06%
-------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                Bloomberg Barclays
                Pioneer Short Term              One- to Three-Year
                Income Fund                     Government/Credit Index
8/09            $10,000                         $10,000
8/10            $10,632                         $10,340
8/11            $10,731                         $10,519
8/12            $11,072                         $10,630
8/13            $11,193                         $10,678
8/14            $11,347                         $10,798
8/15            $11,405                         $10,885
8/16            $11,551                         $11,048
8/17            $11,733                         $11,148
8/18            $11,785                         $11,165
8/19            $12,288                         $11,681

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for periods prior to the inception of Class C2 shares on August 1, 2013 is the net asset value performance of the Fund's Class C shares, which has not been restated to reflect any differences in expenses. For the period beginning August 1, 2013, the actual performance of Class C2 shares is reflected.

"If Held" results represent the percent change in net asset value per share. Class C2 shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Redeemed" returns would have been lower had sales charges been reflected. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Short Term Income Fund | Annual Report | 8/31/19

Performance Update | 8/31/19                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2019)
-------------------------------------------------------
                                          Bloomberg
                                          Barclays
                            Net           One- to
                            Asset         Three-Year
                            Value         Government/
Period                      (NAV)         Credit Index
-------------------------------------------------------
10 years                    2.69%         1.57%
5 years                     2.17          1.58
1 year                      4.73          4.62
-------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
-------------------------------------------------------
Gross
-------------------------------------------------------
0.50%
-------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                Bloomberg Barclays
                Pioneer Short Term              One- to Three-Year
                Income Fund                     Government/Credit Index
8/09            $5,000,000                      $5,000,000
8/10            $5,359,560                      $5,169,777
8/11            $5,449,966                      $5,259,579
8/12            $5,667,932                      $5,315,239
8/13            $5,764,847                      $5,339,093
8/14            $5,856,095                      $5,399,018
8/15            $5,920,466                      $5,442,749
8/16            $6,027,710                      $5,524,241
8/17            $6,163,585                      $5,574,013
8/18            $6,226,813                      $5,582,582
8/19            $6,521,235                      $5,840,469

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 1, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 15

Performance Update | 8/31/19                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2019)
-------------------------------------------------------
                                          Bloomberg
                                          Barclays
                            Net           One- to
                            Asset         Three-Year
                            Value         Government/
Period                      (NAV)         Credit Index
-------------------------------------------------------
10 years                    2.81%         1.57%
5 years                     2.08          1.58
1 year                      4.81          4.62
-------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
-------------------------------------------------------
Gross         Net
-------------------------------------------------------
0.64%         0.46%
-------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                Bloomberg Barclays
                Pioneer Short Term              One- to Three-Year
                Income Fund                     Government/Credit Index
8/09            $5,000,000                      $5,000,000
8/10            $5,382,036                      $5,169,777
8/11            $5,493,258                      $5,259,579
8/12            $5,726,365                      $5,315,239
8/13            $5,842,670                      $5,339,093
8/14            $5,950,414                      $5,399,018
8/15            $6,008,221                      $5,442,749
8/16            $6,111,048                      $5,524,241
8/17            $6,235,756                      $5,574,013
8/18            $6,292,118                      $5,582,582
8/19            $6,594,495                      $5,840,469

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 31, 2019 for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

16 Pioneer Short Term Income Fund | Annual Report | 8/31/19

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on actual returns from March 1, 2019 through August 31, 2019.

--------------------------------------------------------------------------------------------------
Share Class                         A             C            C2             K             Y
--------------------------------------------------------------------------------------------------
Beginning Account               $1,000.00     $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 3/1/19
--------------------------------------------------------------------------------------------------
Ending Account                  $1,029.56     $1,028.51     $1,028.51     $1,031.31     $1,031.39
Value (after expenses)
on 8/31/19
--------------------------------------------------------------------------------------------------
Expenses Paid                       $4.19         $5.27         $5.37         $2.41         $2.41
During Period*
--------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.82%, 1.03%, 1.05%, 0.47%, and 0.47% for Class A, Class C, Class C2, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365, (to reflect the partial year period).

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2019 through August 31, 2019.

--------------------------------------------------------------------------------------------------
Share Class                         A             C            C2             K             Y
--------------------------------------------------------------------------------------------------
Beginning Account               $1,000.00     $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 3/1/19
--------------------------------------------------------------------------------------------------
Ending Account                  $1,021.07     $1,020.01     $1,019.91     $1,022.84     $1,022.84
Value (after expenses)
on 8/31/19
--------------------------------------------------------------------------------------------------
Expenses Paid                       $4.18         $5.24         $5.35         $2.40         $2.40
During Period*
--------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.82%, 1.03%, 1.05%, 0.47%, and 0.47% for Class A, Class C, Class C2, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365, (to reflect the partial year period).

18 Pioneer Short Term Income Fund | Annual Report | 8/31/19

Schedule of Investments | 8/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           UNAFFILIATED ISSUERS -- 98.9%
                           ASSET BACKED SECURITIES -- 31.9% of Net Assets
    165,061(a)             321 Henderson Receivables I LLC, Series 2005-1A,
                           Class A1, 2.425% (1 Month USD LIBOR + 23 bps),
                           11/15/40 (144A)                                                                 $    160,892
    281,649(a)             321 Henderson Receivables I LLC, Series 2006-2A,
                           Class A1, 2.395% (1 Month USD LIBOR + 20 bps),
                           6/15/41 (144A)                                                                       275,537
    234,752(a)             321 Henderson Receivables I LLC, Series 2007-1A,
                           Class A1, 2.395% (1 Month USD LIBOR + 20 bps),
                           3/15/42 (144A)                                                                       226,001
  1,500,000                A10 Bridge Asset Financing LLC, Series 2019-B, Class D,
                           4.523%, 8/15/40 (144A)                                                             1,500,000
     71,889                ACC Trust, Series 2018-1, Class A, 3.7%, 12/21/20 (144A)                              71,980
  1,500,000                Access Point Funding I LLC, Series 2017-A, Class B,
                           3.97%, 4/15/29 (144A)                                                              1,512,981
    139,286(a)             ACE Securities Corp. Home Equity Loan Trust, Series
                           2005-WF1, Class M2, 2.805% (1 Month USD LIBOR +
                           66 bps), 5/25/35                                                                     140,231
  1,500,000                American Credit Acceptance Receivables Trust, Series 2019-2,
                           Class E, 4.29%, 6/12/25 (144A)                                                     1,523,242
  1,500,000                Americredit Automobile Receivables Trust, Series 2018-2,
                           Class D, 4.01%, 7/18/24                                                            1,568,787
    250,000                Amur Equipment Finance Receivables V LLC, Series 2018-1A,
                           Class D, 3.98%, 4/22/24 (144A)                                                       255,071
    496,000                Amur Equipment Finance Receivables V LLC, Series 2018-1A,
                           Class E, 5.36%, 4/22/24 (144A)                                                       507,183
    500,000                Amur Equipment Finance Receivables VI LLC, Series 2018-2A,
                           Class D, 4.45%, 6/20/23 (144A)                                                       520,892
    400,000                Amur Equipment Finance Receivables VI LLC, Series 2018-2A,
                           Class E, 5.45%, 11/20/23 (144A)                                                      416,097
  1,500,000                Amur Equipment Finance Receivables VII LLC, Series 2019-1A,
                           Class B, 2.8%, 3/20/25 (144A)                                                      1,521,682
    500,000                Amur Equipment Finance Receivables VII LLC, Series 2019-1A,
                           Class E, 4.47%, 3/20/25 (144A)                                                       507,252
    600,000(a)             Arbor Realty Commercial Real Estate Notes, Ltd., Series
                           2017-FL1, Class A, 3.495% (1 Month USD LIBOR +
                           130 bps), 4/15/27 (144A)                                                             599,993
  1,100,000                Ascentium Equipment Receivables Trust, Series 2018-1A,
                           Class E, 5.36%, 3/10/25 (144A)                                                     1,152,908
  2,100,000                Ascentium Equipment Receivables Trust, Series 2019-1A,
                           Class C, 3.18%, 5/12/25 (144A)                                                     2,165,289
      9,699(a)             Asset Backed Securities Corp. Home Equity Loan Trust, Series
                           2006-HE1, Class A3, 2.345% (1 Month USD LIBOR +
                           20 bps), 1/25/36                                                                       9,665
  1,147,308                Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1,
                           Class A, 4.0%, 4/28/55 (144A)                                                      1,175,950
      9,821(a)             Bear Stearns Asset Backed Securities Trust, Series 2006-SD2,
                           Class A3, 2.635% (1 Month USD LIBOR + 49 bps), 6/25/36                                 9,808

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Asset Backed Securities -- (continued)
      7,847(a)             Bear Stearns Structured Products Trust, Series 2007-EMX1,
                           Class A1, 3.145% (1 Month USD LIBOR + 100 bps),
                           3/25/37 (144A)                                                                  $      7,850
  1,836,267                BRE Grand Islander Timeshare Issuer LLC, Series 2019-A,
                           Class B, 3.78%, 9/26/33 (144A)                                                     1,879,457
  1,469,384                BXG Receivables Note Trust, Series 2018-A, Class C,
                           4.44%, 2/2/34 (144A)                                                               1,525,617
  2,500,000                Carnow Auto Receivables Trust, Series 2019-1A, Class C,
                           3.36%, 6/17/24 (144A)                                                              2,495,870
        625(a)             Carrington Mortgage Loan Trust, Series 2006-OPT1,
                           Class A3, 2.325% (1 Month USD LIBOR +
                           18 bps), 2/25/36                                                                         625
  2,000,000                Carvana Auto Receivables Trust, Series 2019-2A, Class B,
                           2.74%, 12/15/23 (144A)                                                             2,020,991
      7,900                Cazenovia Creek Funding I LLC, Series 2015-1A, Class A,
                           2.0%, 12/10/23 (144A)                                                                  7,891
    701,768                Cazenovia Creek Funding II LLC, Series 2018-1A, Class B,
                           3.984%, 7/15/30 (144A)                                                               706,124
    200,741(a)             CDC Mortgage Capital Trust, Series 2002-HE1, Class A,
                           2.765% (1 Month USD LIBOR + 62 bps), 1/25/33                                         199,473
     62,928(a)             Chase Funding Trust, Series 2003-3, Class 2A2, 2.685%
                           (1 Month USD LIBOR + 54 bps), 4/25/33                                                 60,524
    101,141(b)             Chase Funding Trust, Series 2003-6, Class 1A7,
                           5.017%, 11/25/34                                                                     106,450
    104,167(a)             CIFC Funding, Ltd., Series 2013-1A, Class X, 3.172%
                           (3 Month USD LIBOR + 85 bps), 7/16/30 (144A)                                         104,188
      4,316                CIG Auto Receivables Trust, Series 2017-1A, Class A,
                           2.71%, 5/15/23 (144A)                                                                  4,321
  1,750,000                CIG Auto Receivables Trust, Series 2019-1A, Class C,
                           3.82%, 8/15/24 (144A)                                                              1,794,701
      5,578(a)             Citigroup Mortgage Loan Trust, Inc., Series 2004-RES1,
                           Class M2, 3.165% (1 Month USD LIBOR +
                           102 bps), 11/25/34                                                                     5,583
     37,577                Colony American Finance, Ltd., Series 2015-1, Class A,
                           2.896%, 10/15/47 (144A)                                                               37,525
    400,000(b)             Colony American Finance, Ltd., Series 2016-1, Class D,
                           5.972%, 6/15/48 (144A)                                                               414,857
    174,038                Commonbond Student Loan Trust, Series 2017-BGS, Class C,
                           4.44%, 9/25/42 (144A)                                                                173,916
  1,254,962                Commonbond Student Loan Trust, Series 2018-CGS,
                           Class A1, 3.87%, 2/25/46 (144A)                                                    1,313,628
    204,541                Conn's Receivables Funding LLC, Series 2018-A, Class B,
                           4.65%, 1/15/23 (144A)                                                                205,910
  1,000,000                Conn's Receivables Funding LLC, Series 2019-A, Class B,
                           4.36%, 10/16/23 (144A)                                                             1,010,492
    500,000                Conn's Receivables Funding LLC, Series 2019-A, Class C,
                           5.29%, 10/16/23 (144A)                                                               504,933

The accompanying notes are an integral part of these financial statements.

20 Pioneer Short Term Income Fund | Annual Report | 8/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Asset Backed Securities -- (continued)
    237,968(a)             Conseco Finance Home Equity Loan Trust, Series 2002-C,
                           Class MV1, 3.695% (1 Month USD LIBOR +
                           150 bps), 5/15/32                                                               $    237,292
  2,000,000                Continental Credit Card ABS LLC, Series 2019-1A,
                           Class A, 3.83%, 8/15/26 (144A)                                                     1,999,987
    500,000                Continental Credit Card ABS LLC, Series 2019-1A,
                           Class C, 6.16%, 8/15/26 (144A)                                                       499,883
    325,611(a)             Countrywide Asset-Backed Certificates, Series 2004-SD3,
                           Class A2, 3.245% (1 Month USD LIBOR + 110 bps),
                           9/25/34 (144A)                                                                       323,991
    148,751(a)             Countrywide Asset-Backed Certificates, Series 2005-BC1,
                           Class M4, 3.045% (1 Month USD LIBOR +
                           90 bps), 5/25/35                                                                     148,841
     28,416                CPS Auto Receivables Trust, Series 2014-C, Class C,
                           3.77%, 8/17/20 (144A)                                                                 28,431
  1,359,000                Dell Equipment Finance Trust, Series 2019-1, Class C,
                           3.14%, 3/22/24 (144A)                                                              1,385,520
  1,500,000                Diamond Resorts Owner Trust, Series 2019-1A, Class B,
                           3.53%, 2/20/32 (144A)                                                              1,507,384
    500,000                Diamond Resorts Owner Trust, Series 2019-1A, Class D,
                           5.25%, 2/20/32 (144A)                                                                502,653
     61,287(a)             DRB Prime Student Loan Trust, Series 2016-B, Class A1,
                           4.066% (1 Month USD LIBOR + 180 bps),
                           6/25/40 (144A)                                                                        62,688
  2,000,000                Drive Auto Receivables Trust, Series 2019-1, Class D,
                           4.09%, 6/15/26                                                                     2,079,056
  1,050,000                Drive Auto Receivables Trust, Series 2019-2, Class D,
                           3.69%, 8/17/26                                                                     1,088,823
     45,850(a)             Drug Royalty II LP 2, Series 2014-1, Class A1, 5.153%
                           (3 Month USD LIBOR + 285 bps), 7/15/23 (144A)                                         45,991
     62,820                Drug Royalty III LP 1, Series 2016-1A, Class A, 3.979%,
                           4/15/27 (144A)                                                                        62,996
    402,647(a)             Drug Royalty III LP 1, Series 2017-1A, Class A1, 4.803%
                           (3 Month USD LIBOR + 250 bps), 4/15/27 (144A)                                        405,365
    710,553                Drug Royalty III LP 1, Series 2017-1A, Class A2, 3.6%,
                           4/15/27 (144A)                                                                       711,758
    646,883                Drug Royalty III LP 1, Series 2018-1A, Class A2, 4.27%,
                           10/15/31 (144A)                                                                      666,911
     60,390(a)             Earnest Student Loan Program LLC, Series 2017-A,
                           Class A1, 3.145% (1 Month USD LIBOR + 100 bps),
                           1/25/41 (144A)                                                                        60,537
  1,250,000(a)             Elevation CLO, Ltd., Series 2015-4A, Class CR, 4.5%
                           (3 Month USD LIBOR + 220 bps), 4/18/27 (144A)                                      1,249,131
    110,246                Elm Trust, Series 2016-1A, Class A2, 4.163%,
                           6/20/25 (144A)                                                                       110,762
  1,500,000                Elm Trust, Series 2018-2A, Class B, 5.584%,
                           10/20/27 (144A)                                                                    1,531,433

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 21

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Asset Backed Securities -- (continued)
    500,000                Engs Commercial Finance Trust, Series 2016-1A, Class B,
                           3.45%, 3/22/22 (144A)                                                           $    498,603
      4,222                Enterprise Fleet Financing LLC, Series 2016-2, Class A2,
                           1.74%, 2/22/22 (144A)                                                                  4,220
  1,000,000                Exeter Automobile Receivables Trust, Series 2019-2A,
                           Class C, 3.3%, 3/15/24 (144A)                                                      1,020,686
    409,116                FCI Funding LLC, Series 2019-1A, Class B, 4.03%,
                           2/18/31 (144A)                                                                       412,871
  1,630,000(c)             Finance of America Structured Securities Trust, Series
                           2018-HB1, Class M3, 4.392%, 9/25/28 (144A)                                         1,628,668
    376,000(c)             Finance of America Structured Securities Trust, Series
                           2019-HB1, Class M2, 3.676%, 4/25/29 (144A)                                           376,075
  2,000,000                First Investors Auto Owner Trust, Series 2019-1A,
                           Class D, 3.55%, 4/15/25 (144A)                                                     2,058,804
     39,293                Flagship Credit Auto Trust, Series 2016-3, Class B,
                           2.43%, 6/15/21 (144A)                                                                 39,291
  1,475,000(a)             Fort CRE LLC, Series 2018-1A, Class A1, 3.517% (1 Month
                           USD LIBOR + 135 bps), 11/21/35 (144A)                                              1,476,667
    500,000                Four Seas LP, Series 2017-1A, Class A1, 4.95%,
                           8/28/27 (144A)                                                                       503,125
    500,000                Foursight Capital Automobile Receivables Trust, Series
                           2018-1, Class D, 4.19%, 11/15/23 (144A)                                              515,318
    500,000                Foursight Capital Automobile Receivables Trust, Series
                           2018-2, Class E, 5.5%, 10/15/24 (144A)                                               525,683
  1,000,000                Foursight Capital Automobile Receivables Trust, Series
                           2019-1, Class D, 3.27%, 6/16/25 (144A)                                             1,021,968
    127,548(a)             Freddie Mac Structured Pass-Through Certificates, Series
                           T-20, Class A7, 2.295% (1 Month USD LIBOR +
                           15 bps), 12/25/29                                                                    125,400
  1,000,000                FREED ABS Trust, Series 2019-1, Class B, 3.87%,
                           6/18/26 (144A)                                                                     1,018,283
    176,893(a)             Fremont Home Loan Trust, Series 2005-E, Class 1A1,
                           2.375% (1 Month USD LIBOR + 23 bps), 1/25/36                                         176,583
  1,150,000                Genesis Sales Finance Master Trust, Series 2019-AA,
                           Class A, 4.68%, 8/20/23 (144A)                                                     1,175,577
  1,500,000                GLS Auto Receivables Issuer Trust, Series 2019-1A,
                           Class C, 3.87%, 12/16/24 (144A)                                                    1,545,639
  2,000,000                GLS Auto Receivables Issuer Trust, Series 2019-3A,
                           Class C, 2.96%, 5/15/25 (144A)                                                     2,009,052
  1,805,000                GLS Auto Receivables Trust, Series 2018-3A, Class B,
                           3.78%, 8/15/23 (144A)                                                              1,841,083
     13,725(b)             GMAT Trust, Series 2013-1A, Class A, 6.967%,
                           11/25/43 (144A)                                                                       13,735
    301,004(c)             Gold Key Resorts LLC, Series 2014-A, Class C, 5.87%,
                           3/17/31 (144A)                                                                       303,971
    204,923(a)             GSAA Home Equity Trust, Series 2005-8, Class A3, 2.575%
                           (1 Month USD LIBOR + 43 bps), 6/25/35                                                205,591

The accompanying notes are an integral part of these financial statements.

22 Pioneer Short Term Income Fund | Annual Report | 8/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Asset Backed Securities -- (continued)
     28,107(a)             GSRPM Mortgage Loan Trust, Series 2006-1, Class A1,
                           2.445% (1 Month USD LIBOR + 30 bps), 3/25/35 (144A)                             $     27,992
      3,715(a)             GSRPM Mortgage Loan Trust, Series 2006-2, Class A2,
                           2.445% (1 Month USD LIBOR + 30 bps), 9/25/36 (144A)                                    3,714
     74,393                Hero Residual Funding, Series 2016-1R, Class A1, 4.5%,
                           9/21/42 (144A)                                                                        75,172
    500,000(a)             Hertz Fleet Lease Funding LP, Series 2016-1, Class D,
                           5.551% (1 Month USD LIBOR + 335 bps), 4/10/30 (144A)                                 502,194
    400,000(a)             Hertz Fleet Lease Funding LP, Series 2016-1, Class E,
                           5.701% (1 Month USD LIBOR + 350 bps), 4/10/30 (144A)                                 400,706
    400,000                Hertz Fleet Lease Funding LP, Series 2018-1, Class C,
                           3.77%, 5/10/32 (144A)                                                                408,199
    116,380                Hilton Grand Vacations Trust, Series 2014-AA, Class B,
                           2.07%, 11/25/26 (144A)                                                               115,717
  1,350,000                HOA Funding LLC, Series 2014-1A, Class A2, 4.846%,
                           8/20/44 (144A)                                                                     1,359,288
     14,933(b)             Home Equity Mortgage Trust, Series 2004-6, Class M2,
                           5.821%, 4/25/35                                                                       14,880
    500,000(a)             Home Partners of America Trust, Series 2016-2, Class C,
                           4.582% (1 Month USD LIBOR + 240 bps), 10/17/33 (144A)                                500,593
  1,750,000                Horizon Funding, Series 2019-1A, Class A1, 4.21%,
                           9/15/27 (144A)                                                                     1,749,854
    700,000(a)             Hunt CRE, Ltd., Series 2017-FL1, Class A, 3.195%
                           (1 Month USD LIBOR + 100 bps), 8/15/34 (144A)                                        697,002
     56,656(a)             Interstar Millennium Trust, Series 2003-3G, Class A2,
                           2.811% (3 Month USD LIBOR + 50 bps), 9/27/35                                          54,906
  1,800,000(a)             Invitation Homes Trust, Series 2017-SFR2, Class D,
                           3.982% (1 Month USD LIBOR + 180 bps),
                           12/17/36 (144A)                                                                    1,801,766
  1,759,759(a)             Invitation Homes Trust, Series 2018-SFR1, Class E,
                           4.182% (1 Month USD LIBOR + 200 bps), 3/17/37 (144A)                               1,760,032
  1,800,000(a)             Invitation Homes Trust, Series 2018-SFR2, Class E,
                           4.195% (1 Month USD LIBOR + 200 bps), 6/17/37 (144A)                               1,799,994
  1,800,000(a)             Invitation Homes Trust, Series 2018-SFR3, Class E,
                           4.182% (1 Month USD LIBOR + 200 bps), 7/17/37 (144A)                               1,800,962
  1,130,000(a)             Invitation Homes Trust, Series 2018-SFR4, Class E,
                           4.132% (1 Month USD LIBOR + 195 bps), 1/17/38 (144A)                               1,133,404
  1,500,000                Jamestown CLO V, Ltd., Series 2014-5A, Class B2R, 3.84%,
                           1/17/27 (144A)                                                                     1,500,108
  2,000,000                Kabbage Funding LLC, Series 2019-1, Class B, 4.071%,
                           3/15/24 (144A)                                                                     2,022,656
  1,500,000                Kabbage Funding LLC, Series 2019-1, Class C, 4.611%,
                           3/15/24 (144A)                                                                     1,520,556
  2,000,000                Lendingpoint Asset Securitization Trust, Series 2019-1,
                           Class B, 3.613%, 8/15/25 (144A)                                                    1,999,981
  1,000,000(a)             M360 LLC, Series 2019-CRE2, Class A, 3.9% (1 Month USD
                           LIBOR + 140 bps), 9/15/34 (144A)                                                     999,928

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 23

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Asset Backed Securities -- (continued)
  1,000,000(a)             Marathon CRE, Ltd., Series 2018-FL1, Class A, 3.345%
                           (1 Month USD LIBOR + 115 bps), 6/15/28 (144A)                                   $  1,000,926
  1,000,000                Marlette Funding Trust, Series 2018-3A, Class B, 3.86%,
                           9/15/28 (144A)                                                                     1,015,720
  1,000,000                Marlette Funding Trust, Series 2019-1A, Class C, 4.42%,
                           4/16/29 (144A)                                                                     1,024,533
  1,150,000                Marlette Funding Trust, Series 2019-2A, Class C, 4.11%,
                           7/16/29 (144A)                                                                     1,171,031
    114,652(c)             Marriott Vacation Club Owner Trust, Series 2012-1A,
                           Class B, 3.5%, 5/20/30 (144A)                                                        114,974
    137,668(a)             Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC5,
                           Class M4, 3.105% (1 Month USD LIBOR + 96 bps), 6/25/35                               138,588
  1,190,585                MVW Owner Trust, Series 2019-1A, Class A, 2.89%,
                           11/20/36 (144A)                                                                    1,220,404
  2,000,000(c)             Nationstar HECM Loan Trust, Series 2018-3A, Class M3,
                           4.353%, 11/25/28 (144A)                                                            2,023,289
    652,000(c)             Nationstar HECM Loan Trust, Series 2019-1A, Class M1,
                           2.664%, 6/25/29 (144A)                                                               657,220
  1,000,000(c)             Nationstar HECM Loan Trust, Series 2019-1A, Class M3,
                           3.276%, 6/25/29 (144A)                                                             1,011,099
  1,000,000(a)             Navistar Financial Dealer Note Master Owner Trust II, Series
                           2018-1, Class C, 3.316% (1 Month USD LIBOR + 105 bps),
                           9/25/23 (144A)                                                                     1,001,315
    600,000                Navitas Equipment Receivables LLC, Series 2016-1,
                           Class C, 5.05%, 12/15/21 (144A)                                                      602,427
    500,000                Navitas Equipment Receivables LLC, Series 2016-1,
                           Class D, 7.87%, 3/15/23 (144A)                                                       505,819
     25,517(c)             New Century Home Equity Loan Trust, Series 2004-A,
                           Class AII9, 5.47%, 8/25/34                                                            25,786
    398,556(a)             Newtek Small Business Loan Trust, Series 2017-1,
                           Class B, 5.145% (1 Month USD LIBOR + 300 bps),
                           2/15/43 (144A)                                                                       400,509
  2,000,000                NFAS LLC, Series 2019-1, Class A, 4.172%, 8/15/24 (144A)                           2,003,672
    321,273(a)             NovaStar Mortgage Funding Trust, Series 2003-1,
                           Class A2, 2.925% (1 Month USD LIBOR +
                           78 bps), 5/25/33                                                                     321,604
    560,000(a)             NovaStar Mortgage Funding Trust, Series 2004-3,
                           Class M4, 3.72% (1 Month USD LIBOR + 158 bps), 12/25/34                              567,576
    526,610(a)             NovaStar Mortgage Funding Trust, Series 2005-3,
                           Class M1, 2.82% (1 Month USD LIBOR +
                           68 bps), 1/25/36                                                                     526,010
     94,653(b)             Oak Hill Advisors Residential Loan Trust, Series 2017-NPL2,
                           Class A1, 3.0%, 7/25/57 (144A)                                                        94,368
  1,000,000                Ocwen Master Advance Receivables Trust, Series 2019-T1,
                           Class DT1, 3.107%, 8/15/50 (144A)                                                  1,001,288
     77,443(c)             Orange Lake Timeshare Trust, Series 2014-AA, Class B,
                           3.03%, 7/9/29 (144A)                                                                  77,076

The accompanying notes are an integral part of these financial statements.

24 Pioneer Short Term Income Fund | Annual Report | 8/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Asset Backed Securities -- (continued)
  1,390,369                Orange Lake Timeshare Trust, Series 2019-A, Class A,
                           3.06%, 4/9/38 (144A)                                                            $  1,423,742
    926,919                Orange Lake Timeshare Trust, Series 2019-A, Class D,
                           4.93%, 4/9/38 (144A)                                                                 948,125
  1,700,000                Oxford Finance Funding LLC, Series 2019-1A, Class B,
                           5.438%, 2/15/27 (144A)                                                             1,747,641
    500,000(a)             Palmer Square Loan Funding, Ltd., Series 2018-1A,
                           Class A2, 3.353% (3 Month USD LIBOR + 105 bps),
                           4/15/26 (144A)                                                                       491,158
  1,250,000(a)             PNMAC GMSR Issuer Trust, Series 2018-GT2, Class A,
                           4.795% (1 Month USD LIBOR + 265 bps),
                           8/25/25 (144A)                                                                     1,254,484
    445,034(b)             Popular ABS Mortgage Pass-Through Trust, Series 2004-4,
                           Class M1, 4.285%, 9/25/34                                                            469,100
  1,355,000                Prestige Auto Receivables Trust, Series 2017-1A,
                           Class D, 3.61%, 10/16/23 (144A)                                                    1,380,888
    300,000                Progress Residential Trust, Series 2017-SFR1, Class B,
                           3.017%, 8/17/34 (144A)                                                               303,566
    333,000                Progress Residential Trust, Series 2017-SFR1, Class D,
                           3.565%, 8/17/34 (144A)                                                               339,707
  2,250,000                Progress Residential Trust, Series 2017-SFR1, Class E,
                           4.261%, 8/17/34 (144A)                                                             2,323,036
  2,175,000                Progress Residential Trust, Series 2018-SFR1, Class E,
                           4.38%, 3/17/35 (144A)                                                              2,233,973
  1,793,000                Progress Residential Trust, Series 2018-SFR2, Class E,
                           4.656%, 8/17/35 (144A)                                                             1,863,541
  2,600,000                Progress Residential Trust, Series 2018-SFR3, Class E,
                           4.873%, 10/17/35 (144A)                                                            2,737,449
    500,000                Purchasing Power Funding LLC, Series 2018-A, Class B,
                           3.58%, 8/15/22 (144A)                                                                501,184
    555,473(a)             RAMP Trust, Series 2005-RS7, Class M1, 2.645% (1 Month
                           USD LIBOR + 50 bps), 7/25/35                                                         556,664
  2,000,000(c)             RMF Buyout Issuance Trust, Series 2018-1, Class M3,
                           4.448%, 11/25/28 (144A)                                                            2,001,761
  1,500,000                Santander Drive Auto Receivables Trust, Series 2017-2,
                           Class D, 3.49%, 7/17/23                                                            1,519,424
  2,000,000                Santander Drive Auto Receivables Trust, Series 2018-2,
                           Class E, 5.02%, 9/15/25                                                            2,061,669
    825,000                Santander Drive Auto Receivables Trust, Series 2018-4,
                           Class D, 3.98%, 12/15/25                                                             854,264
  1,056,000                Santander Drive Auto Receivables Trust, Series 2018-5,
                           Class C, 3.81%, 12/16/24                                                           1,077,590
    500,000                Santander Drive Auto Receivables Trust, Series 2018-5,
                           Class D, 4.19%, 12/16/24                                                             518,318
    900,000                Santander Drive Auto Receivables Trust, Series 2019-1,
                           Class C, 3.42%, 4/15/25                                                              920,489

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 25

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Asset Backed Securities -- (continued)
     11,577(a)             SASCO Mortgage Loan Trust, Series 2005-GEL1, Class M1,
                           2.97% (1 Month USD LIBOR + 83 bps), 12/25/34                                    $     11,572
    981,372                SCF Equipment Leasing LLC, Series 2019-1A, Class E,
                           5.49%, 4/20/30 (144A)                                                              1,009,973
     74,210                Skopos Auto Receivables Trust, Series 2018-1A, Class A,
                           3.19%, 9/15/21 (144A)                                                                 74,264
  1,500,000                Small Business Lending Trust, Series 2019-A, Class B,
                           3.42%, 7/15/26 (144A)                                                              1,499,389
    400,000                Small Business Lending Trust, Series 2019-A, Class C,
                           4.31%, 7/15/26 (144A)                                                                399,976
     67,743                Sofi Consumer Loan Program LLC, Series 2017-1, Class A,
                           3.28%, 1/26/26 (144A)                                                                 68,257
     45,333(a)             Sofi Professional Loan Program LLC, Series 2016-C,
                           Class A1, 3.245% (1 Month USD LIBOR + 110 bps),
                           10/27/36 (144A)                                                                       45,813
  1,391,084                SpringCastle Funding Asset-Backed Notes, Series 2019-AA,
                           Class A, 3.2%, 5/27/36 (144A)                                                      1,415,214
    599,989                SPS Servicer Advance Receivables Trust Advance Receivables
                           Backed Notes, Series 2018-T1, Class CT1, 4.16%,
                           10/17/50 (144A)                                                                      608,061
    879,991                SPS Servicer Advance Receivables Trust Advance Receivables
                           Backed Notes, Series 2018-T1, Class DT1, 4.5%,
                           10/17/50 (144A)                                                                      892,039
    500,000(a)             Starwood Waypoint Homes Trust, Series 2017-1, Class B,
                           3.365% (1 Month USD LIBOR + 117 bps), 1/17/35 (144A)                                 499,509
      2,889(b)             Structured Asset Securities Corp. Mortgage Loan Trust,
                           Series 2005-2XS, Class 1A5B, 5.15%, 2/25/35                                            2,938
     81,526                Structured Receivables Finance LLC, Series 2010-B,
                           Class A, 3.73%, 8/15/36 (144A)                                                        82,675
    152,319                Tax Ease Funding LLC, Series 2016-1A, Class A, 3.131%,
                           6/15/28 (144A)                                                                       152,125
    259,551(a)             Terwin Mortgage Trust, Series 2006-1, Class 1A3, 2.525%
                           (1 Month USD LIBOR + 38 bps), 1/25/37 (144A)                                         260,135
    785,047                Tidewater Auto Receivables Trust, Series 2016-AA,
                           Class D, 5.86%, 11/15/21 (144A)                                                      785,227
    400,000                Tidewater Auto Receivables Trust, Series 2018-AA,
                           Class D, 4.3%, 11/15/24 (144A)                                                       410,568
    245,715                TLF National Tax Lien Trust, Series 2017-1A, Class B,
                           3.84%, 12/15/29 (144A)                                                               246,761
  1,747,976(c)             Towd Point Mortgage Trust, Series 2015-2, Class 1A12,
                           2.75%, 11/25/60 (144A)                                                             1,753,582
     70,525(c)             Towd Point Mortgage Trust, Series 2015-3, Class A1B,
                           3.0%, 3/25/54 (144A)                                                                  70,784
    280,580(c)             Towd Point Mortgage Trust, Series 2016-1, Class A1,
                           3.5%, 2/25/55 (144A)                                                                 284,375
    550,383(a)             Towd Point Mortgage Trust, Series 2017-5, Class A1,
                           2.745% (1 Month USD LIBOR + 60 bps), 2/25/57 (144A)                                  548,220

The accompanying notes are an integral part of these financial statements.

26 Pioneer Short Term Income Fund | Annual Report | 8/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Asset Backed Securities -- (continued)
    381,192(c)             Towd Point Mortgage Trust, Series 2017-5, Class XA,
                           3.5%, 2/25/57 (144A)                                                            $    379,162
  2,107,144(c)             Towd Point Mortgage Trust, Series 2018-SJ1, Class A1,
                           4.0%, 10/25/58 (144A)                                                              2,131,034
    739,564(c)             Towd Point Mortgage Trust, Series 2018-SJ1, Class XA,
                           5.0%, 10/25/58 (144A)                                                                737,403
  1,351,362(c)             Towd Point Mortgage Trust, Series 2019-SJ1, Class A1,
                           3.75%, 11/25/58 (144A)                                                             1,364,751
  1,000,000(a)             Trafigura Securitisation Finance Plc, Series 2017-1A,
                           Class B, 3.895% (1 Month USD LIBOR + 170 bps),
                           12/15/20 (144A)                                                                    1,003,710
  1,250,000                Trafigura Securitisation Finance Plc, Series 2018-1A,
                           Class B, 4.29%, 3/15/22 (144A)                                                     1,283,293
    690,000                Tricon American Homes Trust, Series 2016-SFR1, Class E,
                           4.878%, 11/17/33 (144A)                                                              711,264
    600,000                United Auto Credit Securitization Trust, Series 2018-2,
                           Class F, 6.82%, 6/10/25 (144A)                                                       617,777
  1,500,000                United Auto Credit Securitization Trust, Series 2019-1,
                           Class D, 3.47%, 8/12/24 (144A)                                                     1,515,868
  2,000,000                Upstart Securitization Trust, Series 2019-2, Class B,
                           3.734%, 9/20/29 (144A)                                                             2,018,560
  1,000,000                US Auto Funding LLC, Series 2019-1A, Class B, 3.99%,
                           12/15/22 (144A)                                                                    1,021,736
     16,321(a)             Velocity Commercial Capital Loan Trust, Series 2016-1,
                           Class AFL, 4.595% (1 Month USD LIBOR + 245 bps),
                           4/25/46 (144A)                                                                        16,347
  2,000,000                Veros Automobile Receivables Trust, Series 2018-1,
                           Class C, 4.65%, 2/15/24 (144A)                                                     2,047,165
     99,872                Welk Resorts LLC, Series 2013-AA, Class A, 3.1%,
                           3/15/29 (144A)                                                                        99,773
  1,993,009                Welk Resorts LLC, Series 2019-AA, Class D, 4.03%,
                           6/15/38 (144A)                                                                     2,021,797
     32,441                Westgate Resorts LLC, Series 2015-2A, Class A, 3.2%,
                           7/20/28 (144A)                                                                        32,393
  2,500,000                Westlake Automobile Receivables Trust, Series 2017-1A,
                           Class E, 5.05%, 8/15/24 (144A)                                                     2,550,982
  2,295,000                Westlake Automobile Receivables Trust, Series 2017-2A,
                           Class D, 3.28%, 12/15/22 (144A)                                                    2,319,442
    350,000                Westlake Automobile Receivables Trust, Series 2018-2A,
                           Class E, 4.86%, 1/16/24 (144A)                                                       359,501
  2,500,000                Westlake Automobile Receivables Trust, Series 2018-3A,
                           Class D, 4.0%, 10/16/23 (144A)                                                     2,572,987
    605,000                Westlake Automobile Receivables Trust, Series 2018-3A,
                           Class E, 4.9%, 12/15/23 (144A)                                                       628,071
    500,000                Westlake Automobile Receivables Trust, Series 2019-2A,
                           Class B, 2.62%, 7/15/24 (144A)                                                       503,162

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 27

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Asset Backed Securities -- (continued)
  1,000,000                Westlake Automobile Receivables Trust, Series 2019-2A,
                           Class E, 4.02%, 4/15/25 (144A)                                                  $  1,011,187
     34,783                World Omni Automobile Lease Securitization Trust, Series
                           2017-A, Class A3, 2.13%, 4/15/20                                                      34,777
    300,000                WRG Debt Funding II LLC, Series 2017-1, Class A, 4.458%,
                           3/15/26 (144A)                                                                       301,266
-----------------------------------------------------------------------------------------------------------------------
                           TOTAL ASSET BACKED SECURITIES
                           (Cost $165,639,353)                                                             $168,296,169
-----------------------------------------------------------------------------------------------------------------------
                           COLLATERALIZED MORTGAGE OBLIGATIONS --
                           28.7% of Net Assets
  1,725,000(a)             280 Park Avenue Mortgage Trust, Series 2017-280P,
                           Class C, 3.445% (1 Month USD LIBOR + 125 bps),
                           9/15/34 (144A)                                                                  $  1,724,994
    155,565(a)             A10 Term Asset Financing LLC, Series 2017-1A,
                           Class A1FL, 3.045% (1 Month USD LIBOR + 85 bps),
                           3/15/36 (144A)                                                                       155,652
      4,477(a)             Alternative Loan Trust, Series 2003-14T1, Class A9,
                           2.595% (1 Month USD LIBOR + 45 bps), 8/25/18                                           4,470
     48,843(a)             Alternative Loan Trust, Series 2004-6CB, Class A, 2.725%
                           (1 Month USD LIBOR + 58 bps), 5/25/34                                                 48,987
  1,494,837(c)             Angel Oak Mortgage Trust I LLC, Series 2019-1, Class A1,
                           3.92%, 11/25/48 (144A)                                                             1,520,202
    600,000(c)             Angel Oak Mortgage Trust I LLC, Series 2019-1, Class M1,
                           4.5%, 11/25/48 (144A)                                                                625,169
    500,000(c)             BAMLL Commercial Mortgage Securities Trust, Series
                           2016-FR14, Class A, 2.97%, 2/27/48 (144A)                                            499,223
  1,350,000(a)             BAMLL Commercial Mortgage Securities Trust, Series 2019-RLJ,
                           Class C, 3.795% (1 Month USD LIBOR + 160 bps),
                           4/15/36 (144A)                                                                     1,348,821
    168,541(a)             Bancorp Commercial Mortgage Trust, Series 2017-CRE2,
                           Class A, 3.045% (1 Month USD LIBOR + 85 bps),
                           8/15/32 (144A)                                                                       168,421
    913,981(b)(d)          Bayview Commercial Asset Trust, Series 2007-2A,
                           Class IO, 0.0%, 7/25/37 (144A)                                                            --
    315,030(a)             Bear Stearns ALT-A Trust, Series 2004-4, Class A1,
                           2.745% (1 Month USD LIBOR + 60 bps), 6/25/34                                         316,208
      1,175(a)             Bear Stearns ALT-A Trust, Series 2004-11, Class 1A2,
                           2.985% (1 Month USD LIBOR + 84 bps), 11/25/34                                          1,175
    137,014(a)             Bear Stearns ALT-A Trust, Series 2004-12, Class 1A1,
                           2.845% (1 Month USD LIBOR + 70 bps), 1/25/35                                         139,022
     48,795(a)             Bear Stearns ALT-A Trust, Series 2004-12, Class 1A2,
                           2.985% (1 Month USD LIBOR + 84 bps), 1/25/35                                          49,330
    186,942(a)             Bear Stearns ALT-A Trust, Series 2004-12, Class 1A4,
                           2.985% (1 Month USD LIBOR + 84 bps), 1/25/35                                         188,507
    699,265(a)             Bear Stearns ALT-A Trust, Series 2005-7, Class 11A1,
                           2.685% (1 Month USD LIBOR + 54 bps), 8/25/35                                         703,838

The accompanying notes are an integral part of these financial statements.

28 Pioneer Short Term Income Fund | Annual Report | 8/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Collateralized Mortgage Obligations -- (continued)
     28,461(c)             Bear Stearns Mortgage Securities, Inc., Series 1997-6,
                           Class 3B1, 4.338%, 6/25/30                                                      $     29,061
    987,249(a)             Bellemeade Re, Ltd., Series 2017-1, Class M1, 3.845%
                           (1 Month USD LIBOR + 170 bps), 10/25/27 (144A)                                       990,793
  1,500,000(a)             Bellemeade Re, Ltd., Series 2017-1, Class M2, 5.495%
                           (1 Month USD LIBOR + 335 bps), 10/25/27 (144A)                                     1,542,203
  1,983,903(a)             Bellemeade Re, Ltd., Series 2018-1A, Class M1B, 3.745%
                           (1 Month USD LIBOR + 160 bps), 4/25/28 (144A)                                      1,986,169
    866,228(a)             Bellemeade Re, Ltd., Series 2018-2A, Class M1A, 3.095%
                           (1 Month USD LIBOR + 95 bps), 8/25/28 (144A)                                         866,544
  1,730,000(a)             Bellemeade Re, Ltd., Series 2018-2A, Class M1B, 3.495%
                           (1 Month USD LIBOR + 135 bps), 8/25/28 (144A)                                      1,733,363
  1,900,000(a)             Bellemeade Re, Ltd., Series 2018-3A, Class M1B, 3.995%
                           (1 Month USD LIBOR + 185 bps), 10/25/27 (144A)                                     1,904,608
    800,000(a)             Bellemeade Re, Ltd., Series 2019-1A, Class M1B, 3.895%
                           (1 Month USD LIBOR + 175 bps), 3/25/29 (144A)                                        802,332
  1,000,000(a)             Bellemeade Re, Ltd., Series 2019-1A, Class M2, 4.845%
                           (1 Month USD LIBOR + 270 bps), 3/25/29 (144A)                                      1,000,101
  2,000,000(a)             Bellemeade Re, Ltd., Series 2019-3A, Class B1, 4.89%
                           (1 Month USD LIBOR + 250 bps), 7/25/29 (144A)                                      1,992,906
  1,500,000(a)             BHP Trust, Series 2019-BXHP, Class D, 4.031% (1 Month
                           USD LIBOR + 177 bps), 8/15/36 (144A)                                               1,496,216
  1,000,000(a)             BTH-3 Mortgage-Backed Securities Trust, Series 2018-3,
                           Class A, 4.72% (1 Month USD LIBOR + 250 bps), 7/6/20                               1,001,333
    800,000(a)             BTH-13 Mortgage Backed Securities Trust, Series 2018-13,
                           Class A, 4.73% (1 Month USD LIBOR + 250 bps),
                           8/18/21 (144A)                                                                       800,991
    600,000(a)             BTH-16 Mortgage-Backed Securities Trust, Series 2018-16,
                           Class A, 4.72% (1 Month USD LIBOR + 250 bps),
                           8/4/21 (144A)                                                                        600,750
    700,000(a)             BTH-20 Mortgage-Backed Securities Trust, Series 2018-20,
                           Class A, 4.73% (1 Month USD LIBOR + 250 bps),
                           9/24/20 (144A)                                                                       700,840
    675,000(a)             BTH-21 Mortgage-Backed Securities Trust, Series 2018-21,
                           Class A, 4.73% (1 Month USD LIBOR + 250 bps),
                           10/7/21 (144A)                                                                       675,942
  1,500,000(a)             BTH-24 Mortgage-Backed Securities Trust, Series 2018-24,
                           Class A, 4.62% (1 Month USD LIBOR + 240 bps),
                           12/5/20 (144A)                                                                     1,509,375
  1,000,000(a)             BTH-25 Mortgage-Backed Securities Trust, Series 2019-25,
                           Class A, 4.744% (1 Month USD LIBOR + 250 bps),
                           2/14/20 (144A)                                                                     1,001,652
    812,124(a)             BX Commercial Mortgage Trust, Series 2018-IND, Class E,
                           3.895% (1 Month USD LIBOR + 170 bps),
                           11/15/35 (144A)                                                                      814,160
    510,000(a)             BX Trust, Series 2017-APPL, Class B, 3.345% (1 Month USD
                           LIBOR + 115 bps), 7/15/34 (144A)                                                     509,356

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 29

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Collateralized Mortgage Obligations -- (continued)
    299,603(a)             BX Trust, Series 2017-SLCT, Class B, 3.395% (1 Month USD
                           LIBOR + 120 bps), 7/15/34 (144A)                                                $    299,599
    800,000(a)             BXMT, Ltd., Series 2017-FL1, Class A, 3.067% (1 Month
                           USD LIBOR + 87 bps), 6/15/35 (144A)                                                  800,003
    132,433                Cendant Mortgage Corp., Series 2002-2, Class A6, 6.25%,
                           3/25/32 (144A)                                                                       134,316
    133,105(a)             CG-CCRE Commercial Mortgage Trust, Series 2014-FL2,
                           Class A, 4.049% (1 Month USD LIBOR + 185 bps),
                           11/15/31 (144A)                                                                      132,844
  1,000,000(a)             CGDBB Commercial Mortgage Trust, Series 2017-BIOC,
                           Class B, 3.165% (1 Month USD LIBOR + 97 bps),
                           7/15/32 (144A)                                                                       999,998
    850,000(a)             CGMS Commercial Mortgage Trust, Series 2017-MDRC,
                           Class C, 3.495% (1 Month USD LIBOR + 130 bps),
                           7/15/30 (144A)                                                                       844,970
  1,000,000(a)             CHC Commercial Mortgage Trust, Series 2019-CHC,
                           Class E, 4.545% (1 Month USD LIBOR + 235 bps),
                           6/15/34 (144A)                                                                     1,000,001
     68,728(c)             CHL Mortgage Pass-Through Trust, Series 2004-14,
                           Class 4A1, 3.792%, 8/25/34                                                            67,297
      7,649                Citicorp Mortgage Securities REMIC Pass-Through Certificates
                           Trust, Series 2005-4, Class 2A1, 5.0%, 7/25/20                                         7,985
    400,000(a)             Citigroup Commercial Mortgage Trust, Series 2015-SHP2,
                           Class D, 5.495% (1 Month USD LIBOR + 330 bps),
                           7/15/27 (144A)                                                                       400,720
      9,020                Citigroup Mortgage Loan Trust, Inc., Series 2003-UP3,
                           Class A1, 7.0%, 9/25/33                                                                9,027
  1,000,000(a)             CLNS Trust, Series 2017-IKPR, Class C, 3.301% (1 Month
                           USD LIBOR + 110 bps), 6/11/32 (144A)                                                 998,418
  1,000,000(c)             COLT Mortgage Loan Trust, Series 2018-3, Class M2,
                           4.583%, 10/26/48 (144A)                                                            1,017,884
  1,341,828(c)             COLT Mortgage Loan Trust, Series 2019-1, Class A3,
                           4.012%, 3/25/49 (144A)                                                             1,362,574
    250,000                COMM Mortgage Trust, Series 2012-CR4, Class AM,
                           3.251%, 10/15/45                                                                     250,617
     92,208(a)             COMM Mortgage Trust, Series 2014-FL5, Class B, 3.711%
                           (1 Month USD LIBOR + 215 bps), 10/15/31 (144A)                                        92,181
  1,000,000(c)             COMM Mortgage Trust, Series 2015-CR23, Class CMD,
                           3.807%, 5/10/48 (144A)                                                             1,001,180
    750,000(a)             Credit Suisse Commercial Mortgage Securities Corp., Series
                           2019-SKLZ, Class B, 4.095% (1 Month USD LIBOR +
                           190 bps), 1/15/34 (144A)                                                             752,756
    154,412                Credit Suisse First Boston Mortgage Securities Corp., Series
                           2002-10, Class 2A1, 7.5%, 5/25/32                                                    170,230
      7,971                Credit Suisse First Boston Mortgage Securities Corp., Series
                           2005-C2, Class AMFX, 4.877%, 4/15/37                                                   7,777

The accompanying notes are an integral part of these financial statements.

30 Pioneer Short Term Income Fund | Annual Report | 8/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Collateralized Mortgage Obligations -- (continued)
    750,000(a)             Credit Suisse Mortgage Capital Certificates, Series
                           2019-ICE4, Class E, 4.345% (1 Month USD LIBOR +
                           215 bps), 5/15/36 (144A)                                                        $    753,287
     10,147                CSFB Mortgage-Backed Trust, Series 2004-7, Class 6A1,
                           5.25%, 10/25/19                                                                       10,157
  1,000,000(a)             CSMC Trust, Series 2017-HD, Class B, 3.545% (1 Month USD
                           LIBOR + 135 bps), 2/15/31 (144A)                                                     998,260
  1,663,085(c)             CSMC Trust, Series 2019-RPL1, Class A1A, 3.65%,
                           7/25/58 (144A)                                                                     1,721,623
  1,250,000(c)             Deephaven Residential Mortgage Trust, Series 2018-3A,
                           Class B1, 5.007%, 8/25/58 (144A)                                                   1,284,506
  1,793,523(c)             Deephaven Residential Mortgage Trust, Series 2018-4A,
                           Class A1, 4.08%, 10/25/58 (144A)                                                   1,814,070
  1,000,000(c)             Deephaven Residential Mortgage Trust, Series 2019-3A,
                           Class B1, 4.258%, 7/25/59 (144A)                                                   1,011,896
  1,595,588(a)             Eagle Re, Ltd., Series 2018-1, Class M1, 3.845% (1 Month
                           USD LIBOR + 170 bps), 11/25/28 (144A)                                              1,598,444
  1,620,000(a)             Eagle Re, Ltd., Series 2019-1, Class M1B, 3.945%
                           (1 Month USD LIBOR + 180 bps), 4/25/29 (144A)                                      1,613,584
    367,444(c)             Fannie Mae Grantor Trust, Series 2004-T2, Class 2A,
                           4.646%, 7/25/43                                                                      387,209
     87,351(a)             Federal Home Loan Mortgage Corp. REMICS, Series 2315,
                           Class FW, 2.745% (1 Month USD LIBOR + 55 bps), 4/15/27                                87,872
    228,817(a)             Federal Home Loan Mortgage Corp. REMICS, Series 2334,
                           Class FA, 2.695% (1 Month USD LIBOR + 50 bps), 7/15/31                               227,543
     85,541(a)             Federal Home Loan Mortgage Corp. REMICS, Series 2391,
                           Class FJ, 2.695% (1 Month USD LIBOR + 50 bps), 4/15/28                                85,221
      1,549(a)             Federal Home Loan Mortgage Corp. REMICS, Series 2437,
                           Class FD, 2.395% (1 Month USD LIBOR + 20 bps), 10/15/20                                1,549
     66,521(a)             Federal Home Loan Mortgage Corp. REMICS, Series 2439,
                           Class F, 3.195% (1 Month USD LIBOR +
                           100 bps), 3/15/32                                                                     68,311
    107,519(a)             Federal Home Loan Mortgage Corp. REMICS, Series 2470,
                           Class AF, 3.195% (1 Month USD LIBOR +
                           100 bps), 3/15/32                                                                    110,400
     93,073(a)             Federal Home Loan Mortgage Corp. REMICS, Series 2489,
                           Class FA, 3.195% (1 Month USD LIBOR +
                           100 bps), 2/15/32                                                                     94,958
    146,508(a)             Federal Home Loan Mortgage Corp. REMICS, Series 2498,
                           Class FL, 2.765% (1 Month USD LIBOR +
                           57 bps), 3/15/32                                                                     147,155
     13,992                Federal Home Loan Mortgage Corp. REMICS, Series 2776,
                           Class QP, 4.0%, 1/15/34                                                               14,006
     74,388(a)             Federal Home Loan Mortgage Corp. REMICS, Series 2916,
                           Class NF, 2.445% (1 Month USD LIBOR + 25 bps), 1/15/35                                74,234
     30,352(a)             Federal Home Loan Mortgage Corp. REMICS, Series 3042,
                           Class PF, 2.445% (1 Month USD LIBOR + 25 bps), 8/15/35                                30,290

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 31

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Collateralized Mortgage Obligations -- (continued)
     20,300(a)             Federal Home Loan Mortgage Corp. REMICS, Series 3102,
                           Class FG, 2.495% (1 Month USD LIBOR +
                           30 bps), 1/15/36                                                                $     20,127
     79,666(a)             Federal Home Loan Mortgage Corp. REMICS, Series 3117,
                           Class FE, 2.495% (1 Month USD LIBOR +
                           30 bps), 2/15/36                                                                      79,321
     45,002(a)             Federal Home Loan Mortgage Corp. REMICS, Series 3173,
                           Class FC, 2.615% (1 Month USD LIBOR +
                           42 bps), 6/15/36                                                                      45,148
     85,518(a)             Federal Home Loan Mortgage Corp. REMICS, Series 3181,
                           Class HF, 2.695% (1 Month USD LIBOR +
                           50 bps), 7/15/36                                                                      85,979
     28,152(a)             Federal Home Loan Mortgage Corp. REMICS, Series 3235,
                           Class FX, 2.515% (1 Month USD LIBOR +
                           32 bps), 11/15/36                                                                     28,094
     72,525(a)             Federal Home Loan Mortgage Corp. REMICS, Series 3239,
                           Class EF, 2.545% (1 Month USD LIBOR +
                           35 bps), 11/15/36                                                                     72,470
     35,390(a)             Federal Home Loan Mortgage Corp. REMICS, Series 3239,
                           Class FB, 2.545% (1 Month USD LIBOR +
                           35 bps), 11/15/36                                                                     35,364
    107,502(a)             Federal Home Loan Mortgage Corp. REMICS, Series 3373,
                           Class FB, 2.775% (1 Month USD LIBOR +
                           58 bps), 10/15/37                                                                    108,443
    166,872(a)             Federal Home Loan Mortgage Corp. REMICS, Series 3386,
                           Class FB, 2.57% (1 Month USD LIBOR +
                           38 bps), 11/15/37                                                                    166,909
     49,336                Federal Home Loan Mortgage Corp. REMICS, Series 3416,
                           Class BJ, 4.0%, 2/15/23                                                               50,091
     88,208(a)             Federal Home Loan Mortgage Corp. REMICS, Series 3610,
                           Class FA, 2.895% (1 Month USD LIBOR +
                           70 bps), 12/15/39                                                                     89,500
    705,609                Federal Home Loan Mortgage Corp. REMICS, Series 3614,
                           Class QB, 4.0%, 12/15/24                                                             731,906
    474,661                Federal Home Loan Mortgage Corp. REMICS, Series 3693,
                           Class BD, 3.0%, 7/15/25                                                              484,466
     39,159                Federal Home Loan Mortgage Corp. REMICS, Series 3706,
                           Class C, 2.0%, 8/15/20                                                                39,041
     19,762                Federal Home Loan Mortgage Corp. REMICS, Series 3722,
                           Class AK, 1.75%, 9/15/20                                                              19,661
     66,564(a)             Federal Home Loan Mortgage Corp. REMICS, Series 3745,
                           Class FB, 2.445% (1 Month USD LIBOR +
                           25 bps), 8/15/25                                                                      66,585
     23,154                Federal Home Loan Mortgage Corp. REMICS, Series 3760,
                           Class KH, 2.0%, 11/15/20                                                              23,086
     25,250(a)             Federal Home Loan Mortgage Corp. REMICS, Series 3767,
                           Class JF, 2.495% (1 Month USD LIBOR +
                           30 bps), 2/15/39                                                                      25,274

The accompanying notes are an integral part of these financial statements.

32 Pioneer Short Term Income Fund | Annual Report | 8/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Collateralized Mortgage Obligations -- (continued)
    117,519                Federal Home Loan Mortgage Corp. REMICS, Series 3779,
                           Class KJ, 2.75%, 11/15/25                                                       $    118,988
     37,826(a)             Federal Home Loan Mortgage Corp. REMICS, Series 3784,
                           Class F, 2.595% (1 Month USD LIBOR +
                           40 bps), 7/15/23                                                                      37,806
      1,211                Federal Home Loan Mortgage Corp. REMICS, Series 3788,
                           Class AB, 3.5%, 11/15/28                                                               1,210
     97,499(a)             Federal Home Loan Mortgage Corp. REMICS, Series 3807,
                           Class FM, 2.695% (1 Month USD LIBOR +
                           50 bps), 2/15/41                                                                      97,818
    120,932(a)             Federal Home Loan Mortgage Corp. REMICS, Series 3850,
                           Class FC, 2.615% (1 Month USD LIBOR +
                           42 bps), 4/15/41                                                                     121,220
    180,604(a)             Federal Home Loan Mortgage Corp. REMICS, Series 3867,
                           Class PF, 2.595% (1 Month USD LIBOR +
                           40 bps), 3/15/41                                                                     181,170
     31,131(a)             Federal Home Loan Mortgage Corp. REMICS, Series 3868,
                           Class FA, 2.595% (1 Month USD LIBOR +
                           40 bps), 5/15/41                                                                      30,790
     34,905(a)             Federal Home Loan Mortgage Corp. REMICS, Series 3914,
                           Class LF, 2.395% (1 Month USD LIBOR +
                           20 bps), 8/15/26                                                                      34,960
     71,388(a)             Federal Home Loan Mortgage Corp. REMICS, Series 3919,
                           Class AF, 2.545% (1 Month USD LIBOR +
                           35 bps), 3/15/30                                                                      71,520
    943,747                Federal Home Loan Mortgage Corp. REMICS, Series 3937,
                           Class PA, 4.0%, 8/15/39                                                              975,447
     91,844                Federal Home Loan Mortgage Corp. REMICS, Series 3953,
                           Class CD, 3.0%, 1/15/30                                                               92,688
     50,976(a)             Federal Home Loan Mortgage Corp. REMICS, Series 3960,
                           Class FB, 2.495% (1 Month USD LIBOR +
                           30 bps), 2/15/30                                                                      51,010
     71,135(a)             Federal Home Loan Mortgage Corp. REMICS, Series 3970,
                           Class GF, 2.495% (1 Month USD LIBOR +
                           30 bps), 9/15/26                                                                      71,352
    221,459                Federal Home Loan Mortgage Corp. REMICS, Series 3976,
                           Class A, 3.5%, 8/15/29                                                               223,033
     66,827(a)             Federal Home Loan Mortgage Corp. REMICS, Series 4002,
                           Class YF, 2.745% (1 Month USD LIBOR +
                           55 bps), 2/15/42                                                                      67,319
    107,461                Federal Home Loan Mortgage Corp. REMICS, Series 4016,
                           Class AB, 2.0%, 9/15/25                                                              107,262
    327,943                Federal Home Loan Mortgage Corp. REMICS, Series 4018,
                           Class AL, 2.0%, 3/15/27                                                              328,538
    131,136                Federal Home Loan Mortgage Corp. REMICS, Series 4366,
                           Class VA, 3.0%, 12/15/25                                                             135,296
    847,619                Federal Home Loan Mortgage Corp. REMICS, Series 4444,
                           Class CD, 3.0%, 8/15/39                                                              859,934

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 33

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Collateralized Mortgage Obligations -- (continued)
     46,824(a)             Federal Home Loan Mortgage Corp. Strips, Series 237,
                           Class F14, 2.595% (1 Month USD LIBOR +
                           40 bps), 5/15/36                                                                $     47,000
    101,806(a)             Federal Home Loan Mortgage Corp. Strips, Series 239,
                           Class F30, 2.495% (1 Month USD LIBOR +
                           30 bps), 8/15/36                                                                     101,330
     40,642(a)             Federal Home Loan Mortgage Corp. Strips, Series 244,
                           Class F22, 2.545% (1 Month USD LIBOR +
                           35 bps), 12/15/36                                                                     40,783
    214,882(c)             Federal Home Loan Mortgage Corp. Whole Loan Securities
                           Trust, Series 2015-SC02, Class M1, 3.672%, 9/25/45                                   215,298
  1,461,987(a)             Federal National Mortgage Association, Connecticut Avenue
                           Securities, Series 2014-C02, Class 1M2, 4.745%
                           (1 Month USD LIBOR + 260 bps), 5/25/24                                             1,522,675
  2,179,260(a)             Federal National Mortgage Association, Connecticut Avenue
                           Securities, Series 2014-C03, Class 2M2, 5.045%
                           (1 Month USD LIBOR + 290 bps), 7/25/24                                             2,267,901
    272,713(a)             Federal National Mortgage Association, Connecticut Avenue
                           Securities, Series 2017-C04, Class 2M1, 2.995%
                           (1 Month USD LIBOR + 85 bps), 11/25/29                                               272,864
     82,010(a)             Federal National Mortgage Association, Connecticut Avenue
                           Securities, Series 2017-C05, Class 1M1, 2.695%
                           (1 Month USD LIBOR + 55 bps), 1/25/30                                                 81,988
  1,297,959(a)             Federal National Mortgage Association, Connecticut Avenue
                           Securities, Series 2017-C05, Class 1M2A, 4.345%
                           (1 Month USD LIBOR + 220 bps), 1/25/30                                             1,314,391
  1,590,000(a)             Federal National Mortgage Association, Connecticut Avenue
                           Securities, Series 2017-C05, Class 1M2B, 4.345%
                           (1 Month USD LIBOR + 220 bps), 1/25/30                                             1,610,353
  1,500,000(a)             Federal National Mortgage Association, Connecticut Avenue
                           Securities, Series 2017-C07, Class 1M2A, 4.545%
                           (1 Month USD LIBOR + 240 bps), 5/28/30                                             1,543,495
     18,629(a)             Federal National Mortgage Association REMICS, Series
                           1992-162, Class FB, 1.49% (7 Year U.S. Treasury Yield
                           Curve Rate T Note Constant Maturity + -5 bps), 9/25/22                                18,577
     47,713(a)             Federal National Mortgage Association REMICS, Series
                           1994-40, Class FC, 2.645% (1 Month USD LIBOR +
                           50 bps), 3/25/24                                                                      48,145
     37,914                Federal National Mortgage Association REMICS, Series
                           1999-25, Class Z, 6.0%, 6/25/29                                                       42,608
     46,301(a)             Federal National Mortgage Association REMICS, Series
                           2001-72, Class FB, 3.045% (1 Month USD LIBOR +
                           90 bps), 12/25/31                                                                     47,324
     25,403(a)             Federal National Mortgage Association REMICS, Series
                           2001-81, Class FL, 2.832% (1 Month USD LIBOR +
                           65 bps), 1/18/32                                                                      25,677
    164,496(a)             Federal National Mortgage Association REMICS, Series
                           2002-75, Class FD, 3.182% (1 Month USD LIBOR +
                           100 bps), 11/18/32                                                                   168,979

The accompanying notes are an integral part of these financial statements.

34 Pioneer Short Term Income Fund | Annual Report | 8/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Collateralized Mortgage Obligations -- (continued)
    124,659(a)             Federal National Mortgage Association REMICS, Series
                           2002-77, Class WF, 2.582% (1 Month USD LIBOR +
                           40 bps), 12/18/32                                                               $    124,238
     33,001(a)             Federal National Mortgage Association REMICS, Series
                           2002-93, Class FH, 2.645% (1 Month USD LIBOR +
                           50 bps), 1/25/33                                                                      33,234
     80,492(a)             Federal National Mortgage Association REMICS, Series 2003-8,
                           Class FJ, 2.495% (1 Month USD LIBOR + 35 bps), 2/25/33                                80,568
     42,669(a)             Federal National Mortgage Association REMICS, Series
                           2003-42, Class JF, 2.645% (1 Month USD LIBOR +
                           50 bps), 5/25/33                                                                      42,961
    179,748(a)             Federal National Mortgage Association REMICS, Series
                           2003-63, Class F1, 2.445% (1 Month USD LIBOR +
                           30 bps), 11/25/27                                                                    179,694
    154,314(a)             Federal National Mortgage Association REMICS, Series
                           2004-14, Class F, 2.666% (1 Month USD LIBOR +
                           40 bps), 3/25/34                                                                     154,668
     21,613(a)             Federal National Mortgage Association REMICS, Series
                           2004-25, Class FA, 2.545% (1 Month USD LIBOR +
                           40 bps), 4/25/34                                                                      21,661
     67,429(a)             Federal National Mortgage Association REMICS, Series
                           2004-28, Class PF, 2.545% (1 Month USD LIBOR +
                           40 bps), 3/25/34                                                                      67,578
     46,915(a)             Federal National Mortgage Association REMICS, Series
                           2004-52, Class FW, 2.545% (1 Month USD LIBOR +
                           40 bps), 7/25/34                                                                      47,047
    144,305(a)             Federal National Mortgage Association REMICS, Series
                           2005-69, Class AF, 2.445% (1 Month USD LIBOR +
                           30 bps), 8/25/35                                                                     143,868
     68,614(a)             Federal National Mortgage Association REMICS, Series
                           2005-83, Class KT, 2.445% (1 Month USD LIBOR +
                           30 bps), 10/25/35                                                                     68,418
     70,899(a)             Federal National Mortgage Association REMICS, Series
                           2005-83, Class LF, 2.455% (1 Month USD LIBOR +
                           31 bps), 2/25/35                                                                      70,888
     14,710(a)             Federal National Mortgage Association REMICS, Series
                           2005-120, Class UF, 2.495% (1 Month USD LIBOR +
                           35 bps), 3/25/35                                                                      14,719
     33,365(a)             Federal National Mortgage Association REMICS, Series
                           2006-33, Class FH, 2.495% (1 Month USD LIBOR +
                           35 bps), 5/25/36                                                                      33,338
     79,525(a)             Federal National Mortgage Association REMICS, Series
                           2006-42, Class CF, 2.595% (1 Month USD LIBOR +
                           45 bps), 6/25/36                                                                      79,657
    103,081(a)             Federal National Mortgage Association REMICS, Series
                           2006-49, Class PF, 2.395% (1 Month USD LIBOR +
                           25 bps), 4/25/36                                                                     102,124

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 35

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Collateralized Mortgage Obligations -- (continued)
     59,395(a)             Federal National Mortgage Association REMICS, Series
                           2006-81, Class FA, 2.495% (1 Month USD LIBOR +
                           35 bps), 9/25/36                                                                $     59,399
     25,544(a)             Federal National Mortgage Association REMICS, Series
                           2006-82, Class F, 2.715% (1 Month USD LIBOR +
                           57 bps), 9/25/36                                                                      25,759
    125,926(a)             Federal National Mortgage Association REMICS, Series
                           2006-93, Class FN, 2.545% (1 Month USD LIBOR +
                           40 bps), 10/25/36                                                                    126,100
     36,618(a)             Federal National Mortgage Association REMICS, Series 2007-2,
                           Class FT, 2.395% (1 Month USD LIBOR + 25 bps), 2/25/37                                35,791
     73,052(a)             Federal National Mortgage Association REMICS, Series 2007-7,
                           Class FJ, 2.345% (1 Month USD LIBOR + 20 bps), 2/25/37                                72,589
     65,136(a)             Federal National Mortgage Association REMICS, Series 2007-9,
                           Class FB, 2.495% (1 Month USD LIBOR + 35 bps), 3/25/37                                65,082
     18,591(a)             Federal National Mortgage Association REMICS, Series
                           2007-13, Class FA, 2.395% (1 Month USD LIBOR +
                           25 bps), 3/25/37                                                                      18,492
     35,634(a)             Federal National Mortgage Association REMICS, Series
                           2007-14, Class F, 2.505% (1 Month USD LIBOR +
                           36 bps), 3/25/37                                                                      35,800
     45,775(a)             Federal National Mortgage Association REMICS, Series
                           2007-24, Class FD, 2.395% (1 Month USD LIBOR +
                           25 bps), 3/25/37                                                                      45,549
     44,152(a)             Federal National Mortgage Association REMICS, Series
                           2007-41, Class FA, 2.545% (1 Month USD LIBOR +
                           40 bps), 5/25/37                                                                      44,209
     96,613(a)             Federal National Mortgage Association REMICS, Series
                           2007-50, Class FN, 2.385% (1 Month USD LIBOR +
                           24 bps), 6/25/37                                                                      96,065
    103,770(a)             Federal National Mortgage Association REMICS, Series
                           2007-58, Class FV, 2.395% (1 Month USD LIBOR +
                           25 bps), 6/25/37                                                                     102,814
    112,675(a)             Federal National Mortgage Association REMICS, Series
                           2007-86, Class FC, 2.715% (1 Month USD LIBOR +
                           57 bps), 9/25/37                                                                     113,674
    122,112(a)             Federal National Mortgage Association REMICS, Series
                           2007-89, Class F, 2.725% (1 Month USD LIBOR +
                           58 bps), 9/25/37                                                                     123,175
     30,218(a)             Federal National Mortgage Association REMICS, Series
                           2007-92, Class OF, 2.715% (1 Month USD LIBOR +
                           57 bps), 9/25/37                                                                      30,158
     15,209(a)             Federal National Mortgage Association REMICS, Series
                           2007-110, Class FA, 2.765% (1 Month USD LIBOR +
                           62 bps), 12/25/37                                                                     15,369
     83,528(a)             Federal National Mortgage Association REMICS, Series
                           2008-53, Class FM, 3.045% (1 Month USD LIBOR +
                           90 bps), 7/25/38                                                                      85,408

The accompanying notes are an integral part of these financial statements.

36 Pioneer Short Term Income Fund | Annual Report | 8/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Collateralized Mortgage Obligations -- (continued)
     61,709(a)             Federal National Mortgage Association REMICS, Series
                           2008-88, Class FA, 3.365% (1 Month USD LIBOR +
                           122 bps), 10/25/38                                                              $     63,091
    140,064(a)             Federal National Mortgage Association REMICS, Series
                           2009-103, Class FM, 2.845% (1 Month USD LIBOR +
                           70 bps), 11/25/39                                                                    141,713
     17,528                Federal National Mortgage Association REMICS, Series
                           2010-13, Class WD, 4.25%, 3/25/25                                                     17,598
      2,934                Federal National Mortgage Association REMICS, Series
                           2010-17, Class DE, 3.5%, 6/25/21                                                       2,924
     17,129(a)             Federal National Mortgage Association REMICS, Series
                           2010-43, Class FE, 2.695% (1 Month USD LIBOR +
                           55 bps), 9/25/39                                                                      17,115
      9,769                Federal National Mortgage Association REMICS, Series
                           2010-43, Class KG, 3.0%, 1/25/21                                                       9,773
     40,613                Federal National Mortgage Association REMICS, Series
                           2010-54, Class LC, 3.0%, 4/25/40                                                      41,773
     24,218                Federal National Mortgage Association REMICS, Series
                           2010-145, Class A, 3.5%, 8/25/25                                                      24,186
     79,541(a)             Federal National Mortgage Association REMICS, Series
                           2011-19, Class FM, 2.695% (1 Month USD LIBOR +
                           55 bps), 5/25/40                                                                      79,939
        732                Federal National Mortgage Association REMICS, Series
                           2011-23, Class AB, 2.75%, 6/25/20                                                        732
      8,224                Federal National Mortgage Association REMICS, Series
                           2011-67, Class EA, 4.0%, 7/25/21                                                       8,224
     60,358                Federal National Mortgage Association REMICS, Series
                           2012-58, Class LC, 3.5%, 10/25/39                                                     61,376
    195,498                Federal National Mortgage Association REMICS, Series
                           2012-67, Class HG, 1.5%, 4/25/27                                                     193,803
    364,105(a)             Federal National Mortgage Association Trust, Series 2005-W3,
                           Class 2AF, 2.365% (1 Month USD LIBOR + 22 bps), 3/25/45                              362,686
    104,440(c)             Federal National Mortgage Association Trust, Series 2005-W3,
                           Class 3A, 4.279%, 4/25/45                                                            109,785
    109,522(c)             Federal National Mortgage Association Trust, Series 2005-W4,
                           Class 3A, 4.424%, 6/25/45                                                            116,162
    258,594(a)             Federal National Mortgage Association Whole Loan, Series
                           2007-W1, Class 1AF1, 2.405% (1 Month USD
                           LIBOR + 26 bps), 11/25/46                                                            254,796
    190,286(c)             FirstKey Mortgage Trust, Series 2014-1, Class A2, 3.0%,
                           11/25/44 (144A)                                                                      189,898
  2,200,000(a)             Freddie Mac STACR Trust, Series 2019-HRP1, Class M2,
                           3.545% (1 Month USD LIBOR + 140 bps),
                           2/25/49 (144A)                                                                     2,196,688
    306,310(a)             Freddie Mac Structured Agency Credit Risk Debt Notes, Series
                           2016-DNA1, Class M2, 5.166% (1 Month USD
                           LIBOR + 290 bps), 7/25/28                                                            308,652

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 37

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Collateralized Mortgage Obligations -- (continued)
    198,682(a)             Freddie Mac Structured Agency Credit Risk Debt Notes, Series
                           2017-HQA1, Class M1, 3.345% (1 Month USD
                           LIBOR + 120 bps), 8/25/29                                                       $    199,005
  2,127,433(a)             Freddie Mac Structured Agency Credit Risk Debt Notes, Series
                           2017-HRP1, Class M2, 4.595% (1 Month USD
                           LIBOR + 245 bps), 12/25/42                                                         2,151,744
    612,750(a)             Freddie Mac Structured Agency Credit Risk Debt Notes, Series
                           2017-HRP1, Class M2D, 3.395% (1 Month USD
                           LIBOR + 125 bps), 12/25/42                                                           605,747
    788,673(c)             Freddie Mac Structured Agency Credit Risk Debt Notes, Series
                           2018-SPI1, Class M1, 3.741%, 2/25/48 (144A)                                          793,468
  1,409,112(c)             Freddie Mac Structured Agency Credit Risk Debt Notes, Series
                           2018-SPI2, Class M1, 3.817%, 5/25/48 (144A)                                        1,412,171
    731,094(c)             Freddie Mac Structured Agency Credit Risk Debt Notes, Series
                           2018-SPI3, Class M1, 4.161%, 8/25/48 (144A)                                          736,946
  1,715,481(c)             Freddie Mac Structured Agency Credit Risk Debt Notes, Series
                           2018-SPI4, Class M1, 4.459%, 11/25/48 (144A)                                       1,729,672
  1,000,000(c)             FREMF Mortgage Trust, Series 2010-K6, Class B, 5.539%,
                           12/25/46 (144A)                                                                    1,007,513
    346,000(c)             FREMF Mortgage Trust, Series 2012-K17, Class B, 4.478%,
                           12/25/44 (144A)                                                                      362,156
  1,400,000(c)             FREMF Mortgage Trust, Series 2013-K712, Class B, 3.408%,
                           5/25/45 (144A)                                                                     1,398,843
    650,000(c)             FREMF Mortgage Trust, Series 2014-K716, Class B, 4.079%,
                           8/25/47 (144A)                                                                       669,429
    297,042(a)             FREMF Mortgage Trust, Series 2014-KF04, Class B, 5.474%
                           (1 Month USD LIBOR + 325 bps), 6/25/21 (144A)                                        298,147
    269,245(a)             FREMF Mortgage Trust, Series 2014-KF05, Class B, 6.224%
                           (1 Month USD LIBOR + 400 bps), 9/25/22 (144A)                                        273,274
    626,245(a)             FREMF Mortgage Trust, Series 2014-KS02, Class B, 7.224%
                           (1 Month USD LIBOR + 500 bps), 8/25/23 (144A)                                        633,291
    326,517(a)             FREMF Mortgage Trust, Series 2018-KI01, Class B, 4.674%
                           (1 Month USD LIBOR + 245 bps), 9/25/22 (144A)                                        328,562
  2,420,292(c)             FWDSecuritization Trust, Series 2019-INV1, Class A2,
                           3.01%, 6/25/49 (144A)                                                              2,429,233
  1,000,000(c)             GCAT LLC, Series 2019-NQM1, Class M1, 3.849%,
                           2/25/59 (144A)                                                                     1,007,375
    114,898(a)             Government National Mortgage Association, Series 2005-3,
                           Class FC, 2.447% (1 Month USD LIBOR + 25 bps), 1/16/35                               114,563
    111,853(a)             Government National Mortgage Association, Series 2005-16,
                           Class FA, 2.422% (1 Month USD LIBOR + 25 bps), 2/20/35                               111,113
     74,655(a)             Government National Mortgage Association, Series 2008-9,
                           Class FA, 2.672% (1 Month USD LIBOR + 50 bps), 2/20/38                                75,095
    234,571                Government National Mortgage Association, Series 2010-67,
                           Class MA, 4.0%, 5/16/25                                                              242,522
     41,501                Government National Mortgage Association, Series 2011-44,
                           Class PG, 3.5%, 5/20/39                                                               41,564

The accompanying notes are an integral part of these financial statements.

38 Pioneer Short Term Income Fund | Annual Report | 8/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Collateralized Mortgage Obligations -- (continued)
    291,164                Government National Mortgage Association, Series 2011-150,
                           Class M, 3.0%, 8/16/26                                                          $    298,313
    341,348                Government National Mortgage Association, Series 2012-17,
                           Class KH, 3.0%, 7/20/39                                                              344,425
     78,750                Government National Mortgage Association, Series 2012-130,
                           Class PA, 3.0%, 4/20/41                                                               79,680
    160,220(a)             Government National Mortgage Association, Series 2013-51,
                           Class JF, 2.472% (1 Month USD LIBOR + 30 bps), 8/20/40                               159,931
    182,985                Government National Mortgage Association, Series 2013-168,
                           Class CE, 2.5%, 11/16/28                                                             185,224
  1,390,931                Government National Mortgage Association, Series 2014-28,
                           Class A, 2.0%, 1/16/46                                                             1,385,796
    532,030                Government National Mortgage Association, Series 2014-51,
                           Class CK, 2.5%, 7/16/26                                                              540,244
  1,253,372(a)             Government National Mortgage Association, Series 2017-4,
                           Class FC, 2.58% (1 Month USD LIBOR + 35 bps), 1/20/47                              1,256,838
    719,955                Government National Mortgage Association, Series 2018-20,
                           Class A, 2.5%, 9/16/49                                                               721,051
  1,000,000(a)             Great Wolf Trust, Series 2017-WOLF, Class C, 3.515%
                           (1 Month USD LIBOR + 132 bps), 9/15/34 (144A)                                        999,672
    500,000(c)             GS Mortgage Securities Corp. Trust, Series 2016-RENT,
                           Class C, 4.202%, 2/10/29 (144A)                                                      507,152
  1,100,000(a)             GS Mortgage Securities Corp. Trust, Series 2017-500K,
                           Class B, 3.095% (1 Month USD LIBOR +
                           90 bps), 7/15/32 (144A)                                                            1,097,243
    500,000(a)             GS Mortgage Securities Corp. Trust, Series 2017-STAY,
                           Class B, 3.295% (1 Month USD LIBOR +
                           110 bps), 7/15/32 (144A)                                                             492,024
  1,200,000(a)             GS Mortgage Securities Corp. Trust, Series 2018-TWR,
                           Class A, 3.095% (1 Month USD LIBOR +
                           90 bps), 7/15/31 (144A)                                                            1,197,374
    500,000(a)             GS Mortgage Securities Trust, Series 2018-HART, Class C,
                           3.895% (1 Month USD LIBOR + 170 bps), 10/15/31 (144A)                                500,526
  2,310,654                GS Mortgage-Backed Securities Trust, Series 2018-RPL1,
                           Class A1A, 3.75%, 10/25/57 (144A)                                                  2,387,977
  2,033,984(a)             Home Re, Ltd., Series 2018-1, Class M1, 3.745% (1 Month
                           USD LIBOR + 160 bps), 10/25/28 (144A)                                              2,037,778
  1,500,000(a)             Home Re, Ltd., Series 2019-1, Class M1, 3.795% (1 Month
                           USD LIBOR + 165 bps), 5/25/29 (144A)                                               1,499,998
    444,898(a)             HomeBanc Mortgage Trust, Series 2005-3, Class A1, 2.385%
                           (1 Month USD LIBOR + 24 bps), 7/25/35                                                443,743
  2,036,154(c)             Homeward Opportunities Fund I Trust, Series 2018-2,
                           Class A1, 3.985%, 11/25/58 (144A)                                                  2,075,246
  1,000,000(a)             HPLY Trust, Series 2019-HIT, Class C, 3.795% (1 Month
                           USD LIBOR + 160 bps), 11/15/36 (144A)                                              1,000,625
  1,000,000(a)             IMT Trust, Series 2017-APTS, Class BFL, 3.145% (1 Month
                           USD LIBOR + 95 bps), 6/15/34 (144A)                                                  998,434

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 39

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Collateralized Mortgage Obligations -- (continued)
  1,000,000(a)             IMT Trust, Series 2017-APTS, Class DFL, 3.745% (1 Month
                           USD LIBOR + 155 bps), 6/15/34 (144A)                                            $    999,686
     30,715(c)             IndyMac INDX Mortgage Loan Trust, Series 2004-AR6,
                           Class 6A1, 4.567%, 10/25/34                                                           30,453
    375,000(a)             JP Morgan Chase Commercial Mortgage Securities Trust, Series
                           2017-FL11, Class B, 3.295% (1 Month USD LIBOR +
                           110 bps), 10/15/32 (144A)                                                            374,205
    750,000(a)             JP Morgan Chase Commercial Mortgage Securities Trust, Series
                           2018-PHH, Class B, 3.355% (1 Month USD LIBOR +
                           116 bps), 6/15/35 (144A)                                                             750,041
    900,000(a)             JP Morgan Chase Commercial Mortgage Securities Trust, Series
                           2019-MFP, Class E, 4.355% (1 Month USD LIBOR +
                           216 bps), 7/15/36 (144A)                                                             903,383
     20,994(a)             JP Morgan Madison Avenue Securities Trust, Series 2015-CH1,
                           Class M1, 4.145% (1 Month USD LIBOR +
                           200 bps), 10/25/25 (144A)                                                             21,021
    651,973(a)             JP Morgan Mortgage Trust, Series 2018-7FRB, Class A2,
                           3.016% (1 Month USD LIBOR + 75 bps), 4/25/46 (144A)                                  649,300
    422,241(a)             JP Morgan Seasoned Mortgage Trust, Series 2014-1,
                           Class AM, 2.645% (1 Month USD LIBOR +
                           50 bps), 5/25/33 (144A)                                                              418,198
  1,078,684(c)             JP Morgan Seasoned Mortgage Trust, Series 2014-1,
                           Class B1, 3.094%, 5/25/33 (144A)                                                   1,055,507
    400,000(a)             KNDL Mortgage Trust, Series 2019-KNSQ, Class D, 3.545%
                           (1 Month USD LIBOR + 135 bps), 5/15/36 (144A)                                        400,060
    445,439(a)             La Hipotecaria Panamanian Mortgage Trust, Series 2007-1GA,
                           Class A, 4.5% (Panamanian Mortgage Reference
                           Rate - 125 bps), 12/23/36 (144A)                                                     456,575
      2,994(c)             Merrill Lynch Mortgage Investors Trust, Series 2003-G,
                           Class A3, 4.019%, 1/25/29                                                              3,030
    152,925(a)             Merrill Lynch Mortgage Investors Trust, Series 2003-H,
                           Class A1, 2.785% (1 Month USD LIBOR +
                           64 bps), 1/25/29                                                                     153,249
     35,354(a)             Merrill Lynch Mortgage Investors Trust, Series 2004-G,
                           Class A2, 2.82% (6 Month USD LIBOR +
                           60 bps), 1/25/30                                                                      34,893
    335,074(c)             Morgan Stanley Capital I Trust, Series 2007-T25,
                           Class AJ, 5.574%, 11/12/49                                                           338,891
    500,000(a)             Morgan Stanley Capital I Trust, Series 2017-CLS,
                           Class C, 3.195% (1 Month USD LIBOR +
                           100 bps), 11/15/34 (144A)                                                            500,470
  1,000,000(a)             Morgan Stanley Capital I Trust, Series 2018-BOP,
                           Class C, 3.695% (1 Month USD LIBOR +
                           150 bps), 8/15/33 (144A)                                                           1,000,001
    850,000(a)             Morgan Stanley Capital I Trust, Series 2019-AGLN,
                           Class E, 4.245% (1 Month USD LIBOR +
                           205 bps), 3/15/34 (144A)                                                             852,657

The accompanying notes are an integral part of these financial statements.

40 Pioneer Short Term Income Fund | Annual Report | 8/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Collateralized Mortgage Obligations -- (continued)
    350,000(a)             Morgan Stanley Capital I Trust, Series 2019-BPR,
                           Class B, 4.295% (1 Month USD LIBOR + 210 bps),
                           5/15/36 (144A)                                                                  $    350,213
     31,828(a)             Morgan Stanley Mortgage Loan Trust, Series 2005-6AR,
                           Class 1A1, 2.425% (1 Month USD LIBOR +
                           28 bps), 11/25/35                                                                     31,809
  1,178,891(a)             Motel 6 Trust, Series 2017-MTL6, Class C, 3.595%
                           (1 Month USD LIBOR + 140 bps), 8/15/34 (144A)                                      1,178,511
    426,222(a)             Natixis Commercial Mortgage Securities Trust, Series
                           2018-FL1, Class MCR1, 4.675% (1 Month USD
                           LIBOR + 235 bps), 6/15/35 (144A)                                                     425,416
    114,297(a)             NCUA Guaranteed Notes Trust, Series 2011-C1, Class 2A,
                           2.759% (1 Month USD LIBOR + 53 bps), 3/9/21                                          114,201
  1,209,540(a)             New Residential Mortgage Loan Trust, Series 2018-4A,
                           Class A1S, 2.895% (1 Month USD LIBOR +
                           75 bps), 1/25/48 (144A)                                                            1,205,212
  2,087,623(c)             New Residential Mortgage Loan Trust, Series 2018-5A,
                           Class A1, 4.75%, 12/25/57 (144A)                                                   2,199,039
  1,000,000(c)             New Residential Mortgage Loan Trust, Series 2018-NQM1,
                           Class M1, 4.621%, 11/25/48 (144A)                                                  1,027,622
    332,589(c)             Oaks Mortgage Trust, Series 2015-1, Class A9, 3.0%,
                           4/25/46 (144A)                                                                       332,341
  1,891,588(a)             Oaktown Re II, Ltd., Series 2018-1A, Class M1, 3.695%
                           (1 Month USD LIBOR + 155 bps), 7/25/28 (144A)                                      1,894,061
  1,350,000(a)             Oaktown Re III, Ltd., Series 2019-1A, Class B1A, 5.645%
                           (1 Month USD LIBOR + 350 bps), 7/25/29 (144A)                                      1,357,009
    500,000(a)             Oaktown Re III, Ltd., Series 2019-1A, Class M1B, 4.095%
                           (1 Month USD LIBOR + 195 bps), 7/25/29 (144A)                                        500,915
    310,578(a)             Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through
                           Certificates, Series 2005-4, Class 1A2, 2.535%
                           (1 Month USD LIBOR + 39 bps), 11/25/35                                               311,217
     68,615(a)             Pepper Residential Securities Trust No. 18, Series 18A,
                           Class A1UA, 3.151% (1 Month USD LIBOR + 95 bps),
                           3/12/47 (144A)                                                                        68,624
  1,781,163(a)             Radnor Re, Ltd., Series 2018-1, Class M1, 3.545%
                           (1 Month USD LIBOR + 140 bps), 3/25/28 (144A)                                      1,783,792
  1,780,000(a)             Radnor Re, Ltd., Series 2019-1, Class M1B, 4.095%
                           (1 Month USD LIBOR + 195 bps), 2/25/29 (144A)                                      1,786,584
  2,750,000(a)             Radnor Re, Ltd., Series 2019-2, Class M1B, 3.895%
                           (1 Month USD LIBOR + 175 bps), 6/25/29 (144A)                                      2,746,850
      1,194(a)             RALI Trust, Series 2002-QS16, Class A2, 2.695% (1 Month
                           USD LIBOR + 55 bps), 10/25/17                                                          1,223
        231                RALI Trust, Series 2003-QS14, Class A1, 5.0%, 7/25/18                                    225
     89,337(a)             RAIT Trust, Series 2017-FL7, Class A, 3.145% (1 Month
                           USD LIBOR + 95 bps), 6/15/37 (144A)                                                   89,267
    519,460(a)             RESI Finance LP, Series 2003-CB1, Class B3, 3.651%
                           (1 Month USD LIBOR + 145 bps), 6/10/35 (144A)                                        444,822

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 41

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Collateralized Mortgage Obligations -- (continued)
    146,409(a)             Resimac Premier, Series 2017-1A, Class A1A, 3.151%
                           (1 Month USD LIBOR + 95 bps), 9/11/48 (144A)                                    $    146,381
    500,000(c)             RMF Buyout Issuance Trust, Series 2019-1, Class M2,
                           2.872%, 7/25/29 (144A)                                                               502,713
    500,000(c)             RMF Buyout Issuance Trust, Series 2019-1, Class M4,
                           4.23%, 7/25/29 (144A)                                                                503,318
     76,967(c)             Sequoia Mortgage Trust, Series 2013-8, Class A1,
                           3.0%, 6/25/43                                                                         78,001
  1,142,486(a)             STACR Trust, Series 2018-HRP1, Class M2, 3.795% (1 Month
                           USD LIBOR + 165 bps), 4/25/43 (144A)                                               1,147,101
  2,185,000(a)             STACR Trust, Series 2018-HRP2, Class M3, 4.545% (1 Month
                           USD LIBOR + 240 bps), 2/25/47 (144A)                                               2,232,971
  2,426,595(c)             Starwood Mortgage Residential Trust, Series 2018-IMC2,
                           Class A1, 4.121%, 10/25/48 (144A)                                                  2,485,178
    966,295(a)             Stonemont Portfolio Trust, Series 2017-MONT, Class B,
                           3.272% (1 Month USD LIBOR + 110 bps), 8/20/30 (144A)                                 966,281
     36,118(a)             Structured Asset Mortgage Investments II Trust, Series
                           2005-F1, Class FA, 2.766% (1 Month USD LIBOR +
                           50 bps), 8/26/35                                                                      36,028
    329,910(c)             Sutherland Commercial Mortgage Loans, Series 2017-SBC6,
                           Class A, 3.192%, 5/25/37 (144A)                                                      326,665
    377,055(c)             Sutherland Commercial Mortgage Loans, Series 2018-SBC7,
                           Class A, 4.72%, 5/25/39 (144A)                                                       382,469
    405,040(a)             Tharaldson Hotel Portfolio Trust, Series 2018-THL,
                           Class C, 3.573% (1 Month USD LIBOR + 135 bps),
                           11/11/34 (144A)                                                                      405,034
  1,162,000(c)             UBS-Barclays Commercial Mortgage Trust, Series 2012-C3,
                           Class C, 5.198%, 8/10/49 (144A)                                                    1,232,360
  1,000,000(a)             VMC Finance LLC, Series 2018-FL2, Class B, 3.547%
                           (1 Month USD LIBOR + 135 bps), 10/15/35 (144A)                                       997,528
    639,144(c)             WaMu Commercial Mortgage Securities Trust, Series 2006-SL1,
                           Class C, 3.981%, 11/23/43 (144A)                                                     642,293
  1,400,000(a)             Wells Fargo Commercial Mortgage Trust, Series 2017-SMP,
                           Class C, 3.395% (1 Month USD LIBOR + 120 bps),
                           12/15/34 (144A)                                                                    1,397,219
    547,932(c)             WinWater Mortgage Loan Trust, Series 2015-2, Class A5,
                           3.0%, 2/20/45 (144A)                                                                 556,798
-----------------------------------------------------------------------------------------------------------------------
                           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                           (Cost $151,043,761)                                                             $151,306,526
-----------------------------------------------------------------------------------------------------------------------
                           CORPORATE BONDS -- 21.5% of Net Assets
                           Aerospace & Defense -- 0.7%
    510,000                Boeing Co., 2.3%, 8/1/21                                                        $    513,434
    125,000                Boeing Co., 2.7%, 5/1/22                                                             127,397
    680,000                Boeing Co., 2.8%, 3/1/23                                                             696,663
    970,000                Rockwell Collins, Inc., 2.8%, 3/15/22                                                986,793
  1,130,000                Rockwell Collins, Inc., 3.1%, 11/15/21                                             1,150,846
                                                                                                           ------------
                           Total Aerospace & Defense                                                       $  3,475,133
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Short Term Income Fund | Annual Report | 8/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Auto Manufacturers -- 0.8%
    500,000                American Honda Finance Corp., 2.2%, 6/27/22                                     $    503,939
    460,000                American Honda Finance Corp., 2.6%, 11/16/22                                         468,849
    585,000                American Honda Finance Corp., 3.55%, 1/12/24                                         624,637
    700,000                BMW US Capital LLC, 3.25%, 8/14/20 (144A)                                            706,602
    565,000                Daimler Finance North America LLC, 2.3%, 1/6/20 (144A)                               564,943
    750,000                Hyundai Capital America, 3.0%, 6/20/22 (144A)                                        758,606
    500,000                PACCAR Financial Corp., 3.1%, 5/10/21                                                509,594
                                                                                                           ------------
                           Total Auto Manufacturers                                                        $  4,137,170
-----------------------------------------------------------------------------------------------------------------------
                           Banks -- 8.0%
    750,000                ABN AMRO Bank NV, 2.65%, 1/19/21 (144A)                                         $    754,473
    635,000                Bank of America Corp., 2.625%, 4/19/21                                               640,943
  1,465,000                Bank of America Corp., 5.7%, 1/24/22                                               1,589,801
    255,000(a)             Bank of Montreal, 2.85% (3 Month USD LIBOR +
                           44 bps), 6/15/20                                                                     255,719
    525,000                Bank of Montreal, 3.3%, 2/5/24                                                       550,095
    470,000                Bank of Nova Scotia, 2.45%, 3/22/21                                                  473,448
    675,000                Bank of Nova Scotia, 3.4%, 2/11/24                                                   711,314
    450,000                Banque Federative du Credit Mutuel SA, 2.2%,
                           7/20/20 (144A)                                                                       450,659
    675,000                Banque Federative du Credit Mutuel SA, 3.75%,
                           7/20/23 (144A)                                                                       712,395
    660,000(c)             Barclays Plc, 4.61% (3 Month USD LIBOR +
                           140 bps), 2/15/23                                                                    683,898
  1,150,000                BB&T Corp., 3.75%, 12/6/23                                                         1,227,141
    762,000                BPCE SA, 2.65%, 2/3/21                                                               767,452
    485,000                BPCE SA, 3.0%, 5/22/22 (144A)                                                        493,167
    715,000                Canadian Imperial Bank of Commerce, 2.7%, 2/2/21                                     722,336
    475,000                Citibank NA, 3.4%, 7/23/21                                                           486,690
    565,000                Citigroup, Inc., 2.9%, 12/8/21                                                       574,794
    765,000(c)             Citigroup, Inc., 3.352% (3 Month USD LIBOR +
                           90 bps), 4/24/25                                                                     797,934
    250,000                Citizens Bank NA, 2.2%, 5/26/20                                                      249,958
  1,165,000                Citizens Bank NA, 3.25%, 2/14/22                                                   1,196,090
    750,000                Cooperatieve Rabobank UA, 2.625%, 7/22/24 (144A)                                     763,922
    328,000                Cooperatieve Rabobank UA, 3.125%, 4/26/21                                            333,751
    470,000                Cooperatieve Rabobank UA, 4.5%, 1/11/21                                              485,559
    885,000                Credit Suisse AG, 4.375%, 8/5/20                                                     904,067
    475,000                Credit Suisse Group Funding Guernsey, Ltd.,
                           3.125%, 12/10/20                                                                     480,319
    700,000                Credit Suisse Group Funding Guernsey, Ltd., 3.8%, 6/9/23                             734,813
    585,000                DNB Bank ASA, 2.125%, 10/2/20 (144A)                                                 585,287
    795,000(a)             DNB Bank ASA, 2.69% (3 Month USD LIBOR + 37 bps),
                           10/2/20 (144A)                                                                       796,552

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 43

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Banks -- (continued)
  1,300,000                Federation des Caisses Desjardins du Quebec, 2.25%,
                           10/30/20 (144A)                                                                 $  1,303,351
    660,000                Fifth Third Bancorp, 3.5%, 3/15/22                                                   681,882
    675,000                Fifth Third Bancorp, 3.65%, 1/25/24                                                  715,662
  1,575,000                Goldman Sachs Group, Inc., 3.625%, 2/20/24                                         1,660,900
    500,000                Huntington National Bank, 3.25%, 5/14/21                                             508,556
    440,000                ING Groep NV, 3.15%, 3/29/22                                                         451,060
    510,000                KeyBank NA, 2.25%, 3/16/20                                                           510,481
    500,000                KeyCorp, 2.9%, 9/15/20                                                               504,122
    350,000                KeyCorp, 5.1%, 3/24/21                                                               365,681
    735,000                Lloyds Bank Plc, 3.3%, 5/7/21                                                        747,273
  1,010,000                Lloyds Banking Group Plc, 3.0%, 1/11/22                                            1,023,187
    445,000                Manufacturers & Traders Trust Co., 2.625%, 1/25/21                                   448,959
    465,000                Mitsubishi UFJ Financial Group, Inc., 2.95%, 3/1/21                                  470,053
    710,000                Mitsubishi UFJ Financial Group, Inc., 3.535%, 7/26/21                                727,651
    905,000                Mizuho Financial Group, Inc., 2.953%, 2/28/22                                        921,497
    440,000                Morgan Stanley, 5.75%, 1/25/21                                                       461,751
    575,000                Nordea Bank Abp, 2.125%, 5/29/20 (144A)                                              575,553
  1,750,000                PNC Bank NA, 3.5%, 6/8/23                                                          1,845,882
    590,000                Royal Bank of Canada, 2.15%, 10/26/20                                                591,471
    575,000                Royal Bank of Canada, 2.8%, 4/29/22                                                  587,316
    450,000(c)             State Street Corp., 2.653% (3 Month USD LIBOR +
                           64 bps), 5/15/23                                                                     457,151
    550,000(a)             State Street Corp., 3.024% (3 Month USD LIBOR +
                           90 bps), 8/18/20                                                                     554,205
    975,000                Sumitomo Mitsui Banking Corp., 3.95%, 1/12/22 (144A)                               1,015,750
    465,000                Sumitomo Mitsui Financial Group, Inc., 2.058%, 7/14/21                               464,435
    750,000(c)             SunTrust Bank, 2.59% (3 Month USD LIBOR +
                           30 bps), 1/29/21                                                                     751,015
    480,000                SunTrust Bank, 2.75%, 5/1/23                                                         489,583
    735,000                Svenska Handelsbanken AB, 3.9%, 11/20/23                                             789,064
    440,000                Toronto-Dominion Bank, 3.25%, 6/11/21                                                450,186
    670,000                Toronto-Dominion Bank, 3.25%, 3/11/24                                                704,855
    900,000                UBS Group Funding Switzerland AG, 2.95%, 9/24/20 (144A)                              907,991
    465,000                UBS Group Funding Switzerland AG, 3.491%, 5/23/23 (144A)                             479,085
    990,000                US Bancorp, 3.375%, 2/5/24                                                         1,047,669
    500,000                US Bank NA, 3.15%, 4/26/21                                                           508,948
                                                                                                           ------------
                           Total Banks                                                                     $ 42,144,802
-----------------------------------------------------------------------------------------------------------------------
                           Beverages -- 0.1%
    500,000                Constellation Brands, Inc., 2.25%, 11/6/20                                      $    500,651
                                                                                                           ------------
                           Total Beverages                                                                 $    500,651
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer Short Term Income Fund | Annual Report | 8/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Biotechnology -- 0.4%
    430,000                Amgen, Inc., 3.875%, 11/15/21                                                   $    444,663
    475,000                Biogen, Inc., 2.9%, 9/15/20                                                          477,880
    970,000                Biogen, Inc., 3.625%, 9/15/22                                                      1,010,804
                                                                                                           ------------
                           Total Biotechnology                                                             $  1,933,347
-----------------------------------------------------------------------------------------------------------------------
                           Chemicals -- 0.1%
    660,000                DuPont de Nemours, Inc., 3.766%, 11/15/20                                       $    673,599
                                                                                                           ------------
                           Total Chemicals                                                                 $    673,599
-----------------------------------------------------------------------------------------------------------------------
                           Commercial Services -- 0.2%
    645,000                Moody's Corp., 2.75%, 12/15/21                                                  $    653,700
    480,000                Moody's Corp., 3.25%, 6/7/21                                                         489,080
                                                                                                           ------------
                           Total Commercial Services                                                       $  1,142,780
-----------------------------------------------------------------------------------------------------------------------
                           Diversified Financial Services -- 1.3%
    890,000                AIG Global Funding, 2.15%, 7/2/20 (144A)                                        $    890,789
    500,000                AIG Global Funding, 2.3%, 7/1/22 (144A)                                              501,909
    575,000                AIG Global Funding, 2.7%, 12/15/21 (144A)                                            581,252
    590,000                American Express Co., 3.7%, 8/3/23                                                   625,257
    465,000                American Express Credit Corp., 2.7%, 3/3/22                                          474,259
    205,000                Ameriprise Financial, Inc., 3.0%, 3/22/22                                            209,450
    700,000                Capital One Bank USA NA, 3.375%, 2/15/23                                             722,241
    233,000                Capital One Financial Corp., 2.5%, 5/12/20                                           233,414
  1,000,000                GTP Acquisition Partners I LLC, 2.35%, 6/15/20 (144A)                                998,334
    730,000                TD Ameritrade Holding Corp., 2.95%, 4/1/22                                           747,500
    515,000                TD Ameritrade Holding Corp., 5.6%, 12/1/19                                           518,933
    455,000                Visa, Inc., 2.8%, 12/14/22                                                           469,307
                                                                                                           ------------
                           Total Diversified Financial Services                                            $  6,972,645
-----------------------------------------------------------------------------------------------------------------------
                           Electric -- 1.8%
  1,030,000                American Electric Power Co., Inc., 2.15%, 11/13/20                              $  1,031,029
    450,000                CenterPoint Energy, Inc., 3.6%, 11/1/21                                              462,871
    675,000                Consolidated Edison, Inc., 2.0%, 5/15/21                                             674,720
    520,000                Dominion Energy, Inc., 2.579%, 7/1/20                                                520,871
    750,000(b)             Dominion Energy, Inc., 2.715%, 8/15/21                                               756,279
    210,000                Duke Energy Corp., 3.05%, 8/15/22                                                    215,493
  1,520,000                Georgia Power Co., 2.0%, 3/30/20                                                   1,517,040
    875,000                LG&E & KU Energy LLC, 4.375%, 10/1/21                                                907,705
    700,000                NextEra Energy Capital Holdings, Inc., 2.9%, 4/1/22                                  715,005
    700,000                NextEra Energy Capital Holdings, Inc., 3.342%, 9/1/20                                707,358
    376,000                PNM Resources, Inc., 3.25%, 3/9/21                                                   380,271
    670,000                WEC Energy Group, Inc., 3.1%, 3/8/22                                                 686,262
    485,000                WEC Energy Group, Inc., 3.375%, 6/15/21                                              495,656
    440,000                Wisconsin Public Service Corp., 3.35%, 11/21/21                                      452,707
                                                                                                           ------------
                           Total Electric                                                                  $  9,523,267
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 45

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Electronics -- 0.7%
    780,000                Amphenol Corp., 2.2%, 4/1/20                                                    $    779,833
    765,000                Amphenol Corp., 3.125%, 9/15/21                                                      777,582
    645,000                Flex, Ltd., 5.0%, 2/15/23                                                            690,610
    750,000                Honeywell International, Inc., 2.15%, 8/8/22                                         758,011
    875,000                Keysight Technologies, Inc., 4.55%, 10/30/24                                         951,652
                                                                                                           ------------
                           Total Electronics                                                               $  3,957,688
-----------------------------------------------------------------------------------------------------------------------
                           Food -- 0.5%
  1,257,000                Conagra Brands, Inc., 4.3%, 5/1/24                                              $  1,350,414
  1,075,000                Smithfield Foods, Inc., 2.7%, 1/31/20 (144A)                                       1,072,870
                                                                                                           ------------
                           Total Food                                                                      $  2,423,284
-----------------------------------------------------------------------------------------------------------------------
                           Hand & Machine Tools -- 0.1%
    660,000                Stanley Black & Decker, Inc., 2.9%, 11/1/22                                     $    676,688
                                                                                                           ------------
                           Total Hand & Machine Tools                                                      $    676,688
-----------------------------------------------------------------------------------------------------------------------
                           Healthcare-Products -- 0.5%
    500,000                Becton Dickinson & Co., 2.404%, 6/5/20                                          $    500,565
    500,000                Becton Dickinson & Co., 3.125%, 11/8/21                                              509,398
    333,000(a)             Becton Dickinson & Co., 3.194% (3 Month USD LIBOR +
                           88 bps), 12/29/20                                                                    333,097
  1,270,000(a)             Medtronic, Inc., 3.21% (3 Month USD LIBOR +
                           80 bps), 3/15/20                                                                   1,273,976
                                                                                                           ------------
                           Total Healthcare-Products                                                       $  2,617,036
-----------------------------------------------------------------------------------------------------------------------
                           Healthcare-Services -- 0.2%
  1,180,000                UnitedHealth Group, Inc., 3.5%, 6/15/23                                         $  1,245,055
                                                                                                           ------------
                           Total Healthcare-Services                                                       $  1,245,055
-----------------------------------------------------------------------------------------------------------------------
                           Insurance -- 1.5%
          3(a)             Ambac LSNI LLC, 7.319% (3 Month USD LIBOR + 500 bps),
                           2/12/23 (144A)                                                                  $          3
    450,000                Liberty Mutual Group, Inc., 4.25%, 6/15/23 (144A)                                    479,384
    980,000                Liberty Mutual Group, Inc., 5.0%, 6/1/21 (144A)                                    1,020,939
  1,035,000                Metropolitan Life Global Funding I, 3.375%, 1/11/22 (144A)                         1,067,997
    750,000                New York Life Global Funding, 2.25%, 7/12/22 (144A)                                  755,711
  1,035,000                New York Life Global Funding, 2.95%, 1/28/21 (144A)                                1,050,163
    700,000                Pricoa Global Funding I, 2.2%, 6/3/21 (144A)                                         702,021
    740,000                Principal Life Global Funding II, 2.15%, 1/10/20 (144A)                              739,938
    485,000                Principal Life Global Funding II, 2.625%, 11/19/20 (144A)                            487,856
    600,000                Protective Life Global Funding, 2.161%, 9/25/20 (144A)                               600,569
    455,000                Protective Life Global Funding, 3.104%, 4/15/24 (144A)                               472,399
    565,000                Prudential Financial, Inc., 5.375%, 6/21/20                                          579,846
                                                                                                           ------------
                           Total Insurance                                                                 $  7,956,826
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Short Term Income Fund | Annual Report | 8/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Internet -- 0.3%
    675,000                Booking Holdings, Inc., 2.75%, 3/15/23                                          $    692,391
    655,000                Expedia Group, Inc., 4.5%, 8/15/24                                                   714,872
                                                                                                           ------------
                           Total Internet                                                                  $  1,407,263
-----------------------------------------------------------------------------------------------------------------------
                           Machinery-Constructions & Mining -- 0.2%
    520,000                Caterpillar Financial Services Corp., 2.9%, 3/15/21                             $    528,720
    500,000                Caterpillar Financial Services Corp., 2.95%, 5/15/20                                 502,808
                                                                                                           ------------
                           Total Machinery-Constructions & Mining                                          $  1,031,528
-----------------------------------------------------------------------------------------------------------------------
                           Machinery-Diversified -- 0.2%
    670,000                John Deere Capital Corp., 2.95%, 4/1/22                                         $    685,878
    450,000                John Deere Capital Corp., 3.2%, 1/10/22                                              463,425
                                                                                                           ------------
                           Total Machinery-Diversified                                                     $  1,149,303
-----------------------------------------------------------------------------------------------------------------------
                           Media -- 0.2%
    485,000                Comcast Corp., 3.3%, 10/1/20                                                    $    492,046
    480,000                Comcast Corp., 5.15%, 3/1/20                                                         486,298
                                                                                                           ------------
                           Total Media                                                                     $    978,344
-----------------------------------------------------------------------------------------------------------------------
                           Miscellaneous Manufacturers -- 0.1%
    525,000                Ingersoll-Rand Global Holding Co., Ltd., 2.9%, 2/21/21                          $    530,339
                                                                                                           ------------
                           Total Miscellaneous Manufacturers                                               $    530,339
-----------------------------------------------------------------------------------------------------------------------
                           Oil & Gas -- 0.6%
    925,000                BP Capital Markets America, Inc., 3.79%, 2/6/24                                 $    988,881
    705,000                EQT Corp., 3.0%, 10/1/22                                                             674,959
    525,000(a)             Phillips 66, 2.732% (3 Month USD LIBOR +
                           60 bps), 2/26/21                                                                     525,020
    750,000                Total Capital International SA, 2.218%, 7/12/21                                      754,943
                                                                                                           ------------
                           Total Oil & Gas                                                                 $  2,943,803
-----------------------------------------------------------------------------------------------------------------------
                           Pharmaceuticals -- 0.9%
  1,485,000                AbbVie, Inc., 2.5%, 5/14/20                                                     $  1,487,434
    955,000                Bayer US Finance II LLC, 3.5%, 6/25/21 (144A)                                        975,191
    640,000                CVS Health Corp., 3.35%, 3/9/21                                                      652,574
    460,000                Perrigo Finance Unlimited Co., 3.5%, 12/15/21                                        462,055
    350,000                Takeda Pharmaceutical Co., Ltd., 4.0%, 11/26/21 (144A)                               362,664
    665,000                Zoetis, Inc., 3.25%, 8/20/21                                                         677,987
                                                                                                           ------------
                           Total Pharmaceuticals                                                           $  4,617,905
-----------------------------------------------------------------------------------------------------------------------
                           Pipelines -- 0.5%
    450,000                Kinder Morgan Energy Partners LP, 5.0%, 10/1/21                                 $    470,898
    805,000                Kinder Morgan Energy Partners LP, 6.5%, 4/1/20                                       824,221
  1,145,000                Midwest Connector Capital Co. LLC, 3.9%, 4/1/24 (144A)                             1,203,870
                                                                                                           ------------
                           Total Pipelines                                                                 $  2,498,989
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 47

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           REITs -- 0.5%
    915,000                Boston Properties LP, 3.125%, 9/1/23                                            $    949,309
    655,000                Duke Realty LP, 3.875%, 2/15/21                                                      670,118
  1,233,000                UDR, Inc., 3.7%, 10/1/20                                                           1,249,315
                                                                                                           ------------
                           Total REITs                                                                     $  2,868,742
-----------------------------------------------------------------------------------------------------------------------
                           Retail -- 0.5%
  1,475,000                Alimentation Couche-Tard, Inc., 2.7%, 7/26/22 (144A)                            $  1,490,526
    460,000                Walmart, Inc., 2.35%, 12/15/22                                                       468,484
    705,000                Walmart, Inc., 2.85%, 7/8/24                                                         737,132
                                                                                                           ------------
                           Total Retail                                                                    $  2,696,142
-----------------------------------------------------------------------------------------------------------------------
                           Software -- 0.0%+
    115,000                Fiserv, Inc., 3.8%, 10/1/23                                                     $    121,884
                                                                                                           ------------
                           Total Software                                                                  $    121,884
-----------------------------------------------------------------------------------------------------------------------
                           Telecommunications -- 0.3%
    595,000                AT&T, Inc., 2.45%, 6/30/20                                                      $    596,059
    440,000                AT&T, Inc., 3.8%, 3/15/22                                                            458,296
    570,000(a)             Deutsche Telekom International Finance BV, 2.883%
                           (3 Month USD LIBOR + 58 bps), 1/17/20 (144A)                                         570,569
                                                                                                           ------------
                           Total Telecommunications                                                        $  1,624,924
-----------------------------------------------------------------------------------------------------------------------
                           Transportation -- 0.1%
    485,000                Union Pacific Corp., 3.2%, 6/8/21                                               $    494,368
                                                                                                           ------------
                           Total Transportation                                                            $    494,368
-----------------------------------------------------------------------------------------------------------------------
                           Trucking & Leasing -- 0.2%
    895,000                Penske Truck Leasing Co. LP/PTL Finance Corp., 3.375%,
                           2/1/22 (144A)                                                                   $    915,805
                                                                                                           ------------
                           Total Trucking & Leasing                                                        $    915,805
-----------------------------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS
                           (Cost $111,316,230)                                                             $113,259,310
-----------------------------------------------------------------------------------------------------------------------
                           FOREIGN GOVERNMENT BOND -- 0.3% of Net Assets
  1,330,000                Federal Home Loan Mortgage Corp., 2.17% (SOFRRATE +
                           3 bps), 6/2/20                                                                  $  1,330,000
-----------------------------------------------------------------------------------------------------------------------
                           TOTAL FOREIGN GOVERNMENT BOND
                           (Cost $1,330,000)                                                               $  1,330,000
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Short Term Income Fund | Annual Report | 8/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           INSURANCE-LINKED SECURITIES -- 3.3%
                           of Net Assets(e)
                           Catastrophe Linked Bonds -- 2.3%
                           Earthquakes -- California -- 0.2%
    650,000(a)             Ursa Re, 5.476% (3 Month U.S. Treasury Bill + 350 bps),
                           5/27/20 (144A)                                                                  $    643,825
    250,000(a)             Ursa Re, 6.056% (3 Month USD LIBOR + 400 bps),
                           12/10/20 (144A)                                                                      247,800
                                                                                                           ------------
                                                                                                           $    891,625
-----------------------------------------------------------------------------------------------------------------------
                           Earthquakes -- Japan -- 0.1%
    550,000(a)             Nakama Re, 4.029% (6 Month USD LIBOR + 220 bps),
                           10/13/21 (144A)                                                                 $    547,195
-----------------------------------------------------------------------------------------------------------------------
                           Earthquakes -- U.S. -- 0.1%
    750,000(a)             Kilimanjaro Re, 5.726% (3 Month U.S. Treasury Bill +
                           375 bps), 11/25/19 (144A)                                                       $    746,475
-----------------------------------------------------------------------------------------------------------------------
                           Health -- U.S. -- 0.1%
    400,000(a)             Vitality Re VII, 4.126% (3 Month U.S. Treasury Bill +
                           215 bps), 1/7/20 (144A)                                                         $    400,680
    250,000(a)             Vitality Re VII, 4.626% (3 Month U.S. Treasury Bill +
                           265 bps), 1/7/20 (144A)                                                              250,025
                                                                                                           ------------
                                                                                                           $    650,705
-----------------------------------------------------------------------------------------------------------------------
                           Multiperil -- U.S. -- 0.8%
    400,000(a)             Caelus Re IV, 7.226% (3 Month U.S. Treasury Bill +
                           525 bps), 3/6/20 (144A)                                                         $    397,640
    250,000(a)             Caelus Re V, 2.476% (1 Month U.S. Treasury Bill +
                           50 bps), 6/5/20 (144A)                                                                96,250
    250,000(a)             Caelus Re V, 5.906% (3 Month U.S. Treasury Bill +
                           393 bps), 6/7/21 (144A)                                                              237,325
    250,000(a)             Kilimanjaro Re, 7.029% (3 Month USD LIBOR + 494 bps),
                           5/6/22 (144A)                                                                        243,500
    250,000(a)             Kilimanjaro Re, 8.726% (3 Month U.S. Treasury Bill +
                           675 bps), 12/6/19 (144A)                                                             248,225
    250,000(a)             Kilimanjaro Re, 11.226% (3 Month U.S. Treasury Bill +
                           925 bps), 12/6/19 (144A)                                                             222,925
    400,000(a)             Kilimanjaro II Re, 8.213% (6 Month USD LIBOR + 630 bps),
                           4/20/21 (144A)                                                                       397,600
    300,000(a)             Kilimanjaro II Re, 9.843% (6 Month USD LIBOR + 791 bps),
                           4/21/22 (144A)                                                                       294,990
    500,000(a)             Residential Reinsurance 2016, 5.946% (3 Month U.S.
                           Treasury Bill + 397 bps), 12/6/20 (144A)                                             491,500
    400,000(a)             Residential Reinsurance 2017, 5.146% (3 Month U.S.
                           Treasury Bill + 317 bps), 6/6/21 (144A)                                              394,520
    500,000(a)             Sanders Re, 4.87% (6 Month USD LIBOR + 299 bps),
                           12/6/21 (144A)                                                                       489,000

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 49

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Multiperil -- U.S. -- (continued)
    500,000(a)             Skyline Re, 4.476% (3 Month U.S. Treasury Bill +
                           250 bps), 1/6/20 (144A)                                                         $    495,000
                                                                                                           ------------
                                                                                                           $  4,008,475
-----------------------------------------------------------------------------------------------------------------------
                           Multiperil -- U.S. Regional -- 0.2%
    350,000(a)             Bonanza Re, 5.243% (6 Month USD LIBOR + 337 bps),
                           12/31/19 (144A)                                                                 $    344,190
    250,000(a)             Long Point Re III, 4.726% (3 Month U.S. Treasury Bill +
                           275 bps), 6/1/22 (144A)                                                              247,750
    400,000(a)             MetroCat Re, 5.676% (3 Month U.S. Treasury Bill +
                           370 bps), 5/8/20 (144A)                                                              401,880
                                                                                                           ------------
                                                                                                           $    993,820
-----------------------------------------------------------------------------------------------------------------------
                           Multiperil -- Worldwide -- 0.2%
    250,000(a)             Galilei Re, 6.651% (6 Month USD LIBOR + 479 bps),
                           1/8/20 (144A)                                                                   $    249,175
    350,000(a)             Galilei Re, 7.461% (6 Month USD LIBOR + 560 bps),
                           1/8/20 (144A)                                                                        349,300
    250,000(a)             Galilei Re, 7.481% (6 Month USD LIBOR + 560 bps),
                           1/8/21 (144A)                                                                        247,525
    250,000(a)             Galilei Re, 8.641% (6 Month USD LIBOR + 678 bps),
                           1/8/20 (144A)                                                                        248,625
                                                                                                           ------------
                                                                                                           $  1,094,625
-----------------------------------------------------------------------------------------------------------------------
                           Pandemic -- Worldwide -- 0.0%+
    250,000(a)             International Bank for Reconstruction & Development, 8.713%
                           (6 Month USD LIBOR + 690 bps), 7/15/20 (144A)                                   $    250,650
-----------------------------------------------------------------------------------------------------------------------
                           Windstorm -- Florida -- 0.2%
    300,000(a)             Casablanca Re, 6.051% (6 Month USD LIBOR + 402 bps),
                           6/4/20 (144A)                                                                   $    297,000
    500,000(a)             Integrity Re, 4.93% (6 Month USD LIBOR + 328 bps),
                           6/10/20 (144A)                                                                       492,000
                                                                                                           ------------
                                                                                                           $    789,000
-----------------------------------------------------------------------------------------------------------------------
                           Windstorm -- Japan -- 0.1%
    250,000(a)             Aozora Re, 4.343% (6 Month USD LIBOR + 229 bps),
                           4/7/20 (144A)                                                                   $    248,575
    400,000(a)             Aozora Re, 4.346% (6 Month USD LIBOR + 200 bps),
                           4/7/21 (144A)                                                                        343,520
                                                                                                           ------------
                                                                                                           $    592,095
-----------------------------------------------------------------------------------------------------------------------
                           Windstorm -- Massachusetts -- 0.1%
    400,000(a)             Cranberry Re, 3.632% (6 Month USD LIBOR + 198 bps),
                           7/13/20 (144A)                                                                  $    399,240
-----------------------------------------------------------------------------------------------------------------------
                           Windstorm -- Mexico -- 0.1%
    250,000(a)             International Bank for Reconstruction & Development, 7.537%
                           (6 Month USD LIBOR + 590 bps), 12/20/19 (144A)                                  $    246,900
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

50 Pioneer Short Term Income Fund | Annual Report | 8/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Windstorm -- Texas -- 0.1%
    250,000(a)             Alamo Re, 5.456% (1 Month U.S. Treasury Bill + 348 bps),
                           6/7/21 (144A)                                                                   $    247,250
    350,000(a)             Alamo Re, 5.786% (3 Month U.S. Treasury Bill + 381 bps),
                           6/8/20 (144A)                                                                        351,155
                                                                                                           ------------
                                                                                                           $    598,405
-----------------------------------------------------------------------------------------------------------------------
                           Windstorm -- U.S. Multistate -- 0.0%+
    500,000(a)             Citrus Re, 2.476% (1 Month U.S. Treasury Bill + 50 bps),
                           4/9/20 (144A)                                                                   $    125,000
                                                                                                           ------------
                           Total Catastrophe Linked Bonds                                                  $ 11,934,210
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)
-----------------------------------------------------------------------------------------------------------------------
                           Collateralized Reinsurance -- 0.2%
                           Multiperil -- Massachusetts -- 0.1%
    250,000+(f)(g)         Denning Re 2019, 7/31/20                                                        $    245,986
-----------------------------------------------------------------------------------------------------------------------
                           Multiperil -- U.S. -- 0.0%+
    250,000+(f)(g)         Dingle Re 2019, 2/1/20                                                          $    241,543
    300,000+(f)(g)         Kingsbarns Re 2017, 5/19/20                                                              300
    250,000+(f)(g)         Port Royal Re 2019, 5/31/20                                                          247,056
                                                                                                           ------------
                                                                                                           $    488,899
-----------------------------------------------------------------------------------------------------------------------
                           Multiperil -- Worldwide -- 0.1%
    250,000+(f)(g)         Cypress Re 2017, 1/10/20                                                        $      4,550
    307,363+(g)            Kilarney Re 2018, 4/15/20                                                            155,157
     14,000+(g)            Limestone Re 2016-1, 8/31/21                                                          30,898
    250,000+(f)(g)         Mid Ocean Re 2019, 7/31/20                                                           235,146
    250,000+(f)(g)         Resilience Re, 12/31/19                                                                  175
    350,000+(f)(g)         Resilience Re, 4/6/20                                                                     35
                                                                                                           ------------
                                                                                                           $    425,961
-----------------------------------------------------------------------------------------------------------------------
                           Windstorm -- Florida -- 0.0%+
    250,000+(f)(g)         Portrush Re 2017, 6/15/20                                                       $    159,842
-----------------------------------------------------------------------------------------------------------------------
                           Windstorm -- U.S. Regional -- 0.0%+
    250,000+(f)(g)         Oakmont Re 2017, 4/15/20                                                        $      7,350
                                                                                                           ------------
                           Total Collateralized Reinsurance                                                $  1,328,038
-----------------------------------------------------------------------------------------------------------------------
                           Industry Loss Warranties -- 0.0%+
                           Multiperil -- U.S. -- 0.0%+
    250,000+(f)(g)         Cypress Re 2019, 1/31/20                                                        $    242,157
                                                                                                           ------------
                           Total Industry Loss Warranties                                                  $    242,157
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/19 51

-----------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Reinsurance Sidecars -- 0.8%
                           All Natural Peril -- Worldwide -- 0.1%
    250,000+(f)(g)         Eden Re II, 3/22/23 (144A)                                                      $    276,000
-----------------------------------------------------------------------------------------------------------------------
                           Multiperil -- U.S. -- 0.1%
    250,000+(f)(g)         Carnoustie Re 2016, 11/30/20                                                    $      6,750
    250,000+(f)(g)         Carnoustie Re 2017, 11/30/21                                                          63,550
    250,000+(f)(g)         Carnoustie Re 2018, 12/31/21                                                          24,950
    250,000+(f)(g)         Castle Stuart Re 2018, 12/1/21                                                       210,850
    250,000+(f)(h)         Harambee Re 2018, 12/31/21                                                            28,750
    250,000+(f)(h)         Harambee Re 2019, 12/31/22                                                           261,025
    150,001+(f)(g)         Sector Re V, Series 7, Class G, 3/1/22 (144A)                                        125,046
                                                                                                           ------------
                                                                                                           $    720,921
-----------------------------------------------------------------------------------------------------------------------
                           Multiperil -- Worldwide -- 0.6%
    250,000+(f)(g)         Alturas Re 2019-2, 3/10/22                                                      $    262,475
    100,000+(f)(g)         Arlington Re 2015, 2/1/20                                                              4,860
    300,000+(f)(g)         Bantry Re 2016, 3/30/20                                                               24,180
    250,000+(f)(g)         Bantry Re 2017, 3/31/20                                                               79,275
    300,000+(f)(g)         Berwick Re 2017-1, 2/1/20                                                              9,930
    601,682+(g)            Berwick Re 2018-1, 12/31/21                                                           96,089
    463,223+(f)(g)         Berwick Re 2019-1, 12/31/22                                                          483,925
    250,000+(f)(h)         Blue Lotus Re 2018, 12/31/21                                                         269,250
     22,275+(f)(g)         Eden Re II, 3/22/22 (144A)                                                            41,526
     12,500+(f)(g)         Eden Re II, 3/22/22 (144A)                                                            28,018
    300,000+(g)            Gleneagles Re 2016, 11/30/20                                                           9,360
    264,623+(g)            Gullane Re 2018, 12/31/21                                                            255,948
    500,000+(f)(h)         Lorenz Re 2017, 3/31/20                                                               12,400
    250,000+(f)(h)         Lorenz Re 2018, 7/1/21                                                                49,375
    128,615+(f)(h)         Lorenz Re 2019, 6/30/22                                                              134,248
  1,000,000+(g)            Pangaea Re 2015-1, 2/1/20                                                              1,300
  1,000,000+(g)            Pangaea Re 2015-2, 11/30/19                                                              900
    800,000+(g)            Pangaea Re 2016-1, 11/30/20                                                            2,640
    500,000+(g)            Pangaea Re 2016-2, 11/30/20                                                            1,800
    500,000+(f)(g)         Pangaea Re 2017-1, 11/30/21                                                            8,050
    400,000+(g)            Pangaea Re 2017-3, 5/31/22                                                            20,400
    500,000+(f)(g)         Pangaea Re 2018-1, 12/31/21                                                           29,400
    250,000+(f)(g)         Pangaea Re 2018-3, 7/1/22                                                             12,400
    409,624+(f)(g)         Pangaea Re 2019-1, 2/1/23                                                            423,337
    183,828+(f)(g)         Pangaea Re 2019-3, 7/1/23                                                            188,736
    250,000+(f)(g)         Sector Re V, Series 7, Class A, 12/1/23 (144A)                                       251,265
    150,000+(f)(g)         Sector Re V, Series 7, Class C, 12/1/22 (144A)                                        40,245
    250,000+(f)(g)         Silverton Re, 9/16/19 (144A)                                                           3,050
    300,000+(f)(g)         St. Andrews Re 2017-1, 2/1/20                                                         20,340

The accompanying notes are an integral part of these financial statements.

52 Pioneer Short Term Income Fund | Annual Report | 8/31/19

-----------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Multiperil -- Worldwide -- (continued)
    347,597+(f)(g)         St. Andrews Re 2017-4, 6/1/20                                                   $     34,203
    250,000+(f)(h)         Thopas Re 2018, 12/31/21                                                              25,300
    250,000+(f)(h)         Thopas Re 2019, 12/31/22                                                             276,600
    450,000+(g)            Versutus Re 2017, 11/30/21                                                             5,715
    250,000+(f)(g)         Versutus Re 2018, 12/31/21                                                                --
    220,637+(f)(g)         Versutus Re 2019-A, 12/31/21                                                         239,303
     29,363+(f)(g)         Versutus Re 2019-B, 12/31/21                                                          31,847
                                                                                                           ------------
                                                                                                           $  3,377,690
                                                                                                           ------------
                           Total Reinsurance Sidecars                                                      $  4,374,611
-----------------------------------------------------------------------------------------------------------------------
                           TOTAL INSURANCE-LINKED SECURITIES
                           (Cost $19,001,920)                                                              $ 17,879,016
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
-----------------------------------------------------------------------------------------------------------------------
                           SENIOR SECURED FLOATING RATE LOAN
                           INTERESTS -- 3.6% of Net Assets*(a)
                           Aerospace & Defense -- 0.0%+
    250,000                MRO Holdings, Inc., Initial Term Loan, 7.479% (LIBOR +
                           500 bps), 6/4/26                                                                $    248,125
                                                                                                           ------------
                           Total Aerospace & Defense                                                       $    248,125
-----------------------------------------------------------------------------------------------------------------------
                           Automobile -- 0.3%
    390,699                American Axle & Manufacturing, Inc., Tranche B Term Loan,
                           4.426% (LIBOR + 225 bps), 4/6/24                                                $    384,008
    298,469                Cooper-Standard Automotive, Inc., Additional Term B-1 Loan,
                           4.112% (LIBOR + 200 bps), 11/2/23                                                    285,413
    387,105                Navistar, Inc., Tranche B Term Loan, 5.7% (LIBOR +
                           350 bps), 11/6/24                                                                    386,460
    351,179                TI Group Automotive Systems LLC, Initial US Term Loan,
                           4.612% (LIBOR + 250 bps), 6/30/22                                                    349,201
                                                                                                           ------------
                           Total Automobile                                                                $  1,405,082
-----------------------------------------------------------------------------------------------------------------------
                           Beverage, Food & Tobacco -- 0.1%
    435,188                Darling Ingredients, Inc. (fka Darling International, Inc.),
                           Term B Loan, 4.12% (LIBOR + 200 bps), 12/18/24                                  $    436,547
                                                                                                           ------------
                           Total Beverage, Food & Tobacco                                                  $    436,547
-----------------------------------------------------------------------------------------------------------------------
                           Broadcasting & Entertainment -- 0.3%
    742,826                Gray Television, Inc., Term B-2 Loan, 4.582% (LIBOR +
                           225 bps), 2/7/24                                                                $    743,157
    472,625                Gray Television, Inc., Term C Loan, 4.832% (LIBOR +
                           250 bps), 1/2/26                                                                     473,131
    419,731                Sinclair Television Group, Inc., Tranche B Term Loan, 4.37%
                           (LIBOR + 225 bps), 1/3/24                                                            419,521
                                                                                                           ------------
                           Total Broadcasting & Entertainment                                              $  1,635,809
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 53

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Buildings & Real Estate -- 0.1%
    325,946                WireCo WorldGroup, Inc. (WireCo WorldGroup Finance LP),
                           First Lien Initial Term Loan, 7.112% (LIBOR +
                           500 bps), 9/29/23                                                               $    325,811
                                                                                                           ------------
                           Total Buildings & Real Estate                                                   $    325,811
-----------------------------------------------------------------------------------------------------------------------
                           Chemicals -- 0.0%+
    204,198                Univar USA, Inc., Term B-4 Loan, 4.612% (LIBOR +
                           250 bps), 7/1/24                                                                $    204,581
                                                                                                           ------------
                           Total Chemicals                                                                 $    204,581
-----------------------------------------------------------------------------------------------------------------------
                           Chemicals, Plastics & Rubber -- 0.3%
    223,867                Axalta Coating Systems Dutch Holding B BV (Axalta Coating
                           Systems U.S. Holdings, Inc.), Term B-3 Dollar
                           Loan, 4.08% (LIBOR + 175 bps), 6/1/24                                           $    222,987
    500,000                Berry Global, Inc. (fka Berry Plastics Corp.), Term Loan U,
                           4.701% (LIBOR + 250 bps), 7/1/26                                                     500,563
    320,433                Element Solutions, Inc. (Macdermid, Inc.), Initial Term
                           Loan, 4.362% (LIBOR + 225 bps), 1/30/26                                              320,767
    402,500                Tronox Finance LLC, First Lien Initial Dollar Term Loan,
                           4.947% (LIBOR + 275 bps), 9/23/24                                                    400,128
                                                                                                           ------------
                           Total Chemicals, Plastics & Rubber                                              $  1,444,445
-----------------------------------------------------------------------------------------------------------------------
                           Computers & Electronics -- 0.0%+
     92,526                ON Semiconductor Corp., 2018 New Replacement Term
                           B-3 Loan, 3.862% (LIBOR + 175 bps), 3/31/23                                     $     92,461
                                                                                                           ------------
                           Total Computers & Electronics                                                   $     92,461
-----------------------------------------------------------------------------------------------------------------------
                           Diversified & Conglomerate Manufacturing -- 0.1%
    352,942                Delos Finance S.a r.l., New Term Loan, 4.08% (LIBOR +
                           175 bps), 10/6/23                                                               $    354,013
                                                                                                           ------------
                           Total Diversified & Conglomerate Manufacturing                                  $    354,013
-----------------------------------------------------------------------------------------------------------------------
                           Diversified & Conglomerate Service -- 0.2%
    380,146                Bright Horizons Family Solutions LLC (fka Bright Horizons
                           Family Solutions, Inc.), Term B Loan, 3.862%
                           (LIBOR + 175 bps), 11/7/23                                                      $    380,797
    400,000                NVA Holdings, Inc., Incremental Term B-4 Loan, 5.612%
                           (LIBOR + 350 bps), 2/2/25                                                            400,250
    267,201                Outfront Media Capital LLC (Outfront Media Capital Corp.),
                           Term Loan, 4.213% (LIBOR + 200 bps), 3/18/24                                         268,120
    111,449                West Corp., Initial Term B Loan, 6.112% (LIBOR +
                           400 bps), 10/10/24                                                                   100,583
                                                                                                           ------------
                           Total Diversified & Conglomerate Service                                        $  1,149,750
-----------------------------------------------------------------------------------------------------------------------
                           Electric & Electrical -- 0.1%
    273,909                Dell International LLC (EMC Corp.), Refinancing Term B Loan,
                           4.12% (LIBOR + 200 bps), 9/7/23                                                 $    274,834
                                                                                                           ------------
                           Total Electric & Electrical                                                     $    274,834
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

54 Pioneer Short Term Income Fund | Annual Report | 8/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Electronics -- 0.1%
         58                Evergreen Skills Lux S.a.r.l., First Lien Initial Term Loan,
                           6.946% (LIBOR + 475 bps), 4/28/21                                               $         49
    223,867                Scientific Games International, Inc., Initial Term B-5 Loan,
                           4.889% (LIBOR + 275 bps), 8/14/24                                                    221,628
    241,644                Verint Systems, Inc., Refinancing Term Loan, 4.23% (LIBOR +
                           200 bps), 6/28/24                                                                    242,852
                                                                                                           ------------
                           Total Electronics                                                               $    464,529
-----------------------------------------------------------------------------------------------------------------------
                           Healthcare -- 0.0%+
    250,000                Phoenix Guarantor, Inc. (aka Brightspring), First Lien
                           Initial Term Loan, 6.744% (LIBOR + 450 bps), 3/5/26                             $    249,167
                                                                                                           ------------
                           Total Healthcare                                                                $    249,167
-----------------------------------------------------------------------------------------------------------------------
                           Healthcare & Pharmaceuticals -- 0.2%
    235,200                Endo Luxembourg Finance Co. I S.a.r.l., Initial Term Loan,
                           6.375% (LIBOR + 425 bps), 4/29/24                                               $    215,502
    397,464                Gentiva Health Services, Inc., First Lien Closing Date
                           Initial Term Loan, 5.875% (LIBOR + 375 bps), 7/2/25                                  398,205
    114,005                Prestige Brands, Inc., Term B-4 Loan, 4.112% (LIBOR +
                           200 bps), 1/26/24                                                                    114,076
    288,851                Sotera Health Holdings LLC, Incremental Term Loan, 5.112%
                           (LIBOR + 300 bps), 5/15/22                                                           284,278
                                                                                                           ------------
                           Total Healthcare & Pharmaceuticals                                              $  1,012,061
-----------------------------------------------------------------------------------------------------------------------
                           Healthcare, Education & Childcare -- 0.1%
    198,778                Bausch Health Cos., Inc. (fka Valeant Pharmaceuticals
                           International, Inc.), Initial Term Loan, 5.201%
                           (LIBOR + 300 bps), 6/2/25                                                       $    199,316
    568,400                Kinetic Concepts, Inc., Dollar Term Loan, 5.58% (LIBOR +
                           325 bps), 2/2/24                                                                     569,821
                                                                                                           ------------
                           Total Healthcare, Education & Childcare                                         $    769,137
-----------------------------------------------------------------------------------------------------------------------
                           Hotel, Gaming & Leisure -- 0.2%
    511,485                1011778 B.C. Unlimited Liability Co. (New Red Finance, Inc.)
                           (aka Burger King/Tim Hortons), Term B-3 Loan, 4.362%
                           (LIBOR + 225 bps), 2/16/24                                                      $    511,590
    247,249                Hilton Worldwide Finance LLC, Refinanced Series B-2 Term
                           Loan, 3.895% (LIBOR + 175 bps), 6/22/26                                              248,221
    304,763                MGM Growth Properties Operating Partnership LP, Term B Loan,
                           4.112% (LIBOR + 200 bps), 3/21/25                                                    305,389
                                                                                                           ------------
                           Total Hotel, Gaming & Leisure                                                   $  1,065,200
-----------------------------------------------------------------------------------------------------------------------
                           Leasing -- 0.1%
    292,303                Fly Funding II S.a.r.l., Term Loan, 4.18% (LIBOR +
                           200 bps), 2/9/23                                                                $    292,486
                                                                                                           ------------
                           Total Leasing                                                                   $    292,486
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 55

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Leisure & Entertainment -- 0.0%+
    235,810                AMC Entertainment Holdings, Inc. (fka AMC Entertainment,
                           Inc.), Term B-1 Loan, 5.23% (LIBOR + 300 bps), 4/22/26                          $    236,890
                                                                                                           ------------
                           Total Leisure & Entertainment                                                   $    236,890
-----------------------------------------------------------------------------------------------------------------------
                           Machinery -- 0.1%
    165,432                NN, Inc., Tranche B Term Loan, 5.862% (LIBOR +
                           375 bps), 10/19/22                                                              $    162,881
    249,375                Terex Corp., 2019 U.S. Term Loan Commitments, 4.862%
                           (LIBOR + 275 bps), 1/31/24                                                           250,193
    246,838                Terex Corp., Incremental U.S. Term Loan, 4.112% (LIBOR +
                           200 bps), 1/31/24                                                                    246,807
                                                                                                           ------------
                           Total Machinery                                                                 $    659,881
-----------------------------------------------------------------------------------------------------------------------
                           Media -- 0.1%
    498,750                CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                           February 2019 Incremental Term Loan, 5.195%
                           (LIBOR + 300 bps), 4/15/27                                                      $    501,452
                                                                                                           ------------
                           Total Media                                                                     $    501,452
-----------------------------------------------------------------------------------------------------------------------
                           Metals & Mining -- 0.0%+
     61,890                BWay Holding Co., Initial Term Loan, 5.59% (LIBOR +
                           325 bps), 4/3/24                                                                $     60,236
    123,487                TMS International Corp. (aka Tube City IMS Corp.), Term B-2
                           Loan, 4.95% (LIBOR + 275 bps), 8/14/24                                               122,561
                                                                                                           ------------
                           Total Metals & Mining                                                           $    182,797
-----------------------------------------------------------------------------------------------------------------------
                           Oil & Gas -- 0.1%
    447,750                Centurion Pipeline Co. LLC (fka Lotus Midstream LLC),
                           Initial Term Loan, 5.362% (LIBOR + 325 bps), 9/29/25                            $    448,310
                                                                                                           ------------
                           Total Oil & Gas                                                                 $    448,310
-----------------------------------------------------------------------------------------------------------------------
                           Personal, Food & Miscellaneous Services -- 0.0%+
    111,453                Diamond (BC) BV (aka Diversey), Initial USD Term Loan,
                           5.256% (LIBOR + 300 bps), 9/6/24                                                $    102,537
                                                                                                           ------------
                           Total Personal, Food & Miscellaneous Services                                   $    102,537
-----------------------------------------------------------------------------------------------------------------------
                           Printing & Publishing -- 0.0%+
     81,137                Red Ventures LLC (New Imagitas, Inc.), First Lien Term B-1
                           Loan, 5.112% (LIBOR + 300 bps), 11/8/24                                         $     81,202
     33,254                Tribune Media Co. (fka Tribune Co.), Term B Loan, 5.112%
                           (LIBOR + 300 bps), 12/27/20                                                           33,268
                                                                                                           ------------
                           Total Printing & Publishing                                                     $    114,470
-----------------------------------------------------------------------------------------------------------------------
                           Professional & Business Services -- 0.2%
    248,750                Global Payments, Inc., Term B-4 Loan, 3.862% (LIBOR +
                           175 bps), 10/17/25                                                              $    248,905
    447,733                Lamar Media Corp., Term B Loan, 4.125% (LIBOR +
                           175 bps), 3/14/25                                                                    449,129

The accompanying notes are an integral part of these financial statements.

56 Pioneer Short Term Income Fund | Annual Report | 8/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Professional & Business Services -- (continued)
    250,000                MYOB US Borrower LLC, First Lien Initial U.S. Term Loan,
                           6.112% (LIBOR + 400 bps), 5/6/26                                                $    250,469
                                                                                                           ------------
                           Total Professional & Business Services                                          $    948,503
-----------------------------------------------------------------------------------------------------------------------
                           Retail -- 0.1%
    385,016                CDW LLC (aka AP Exhaust Acq) (fka CDW Corp.), Term Loan,
                           3.87% (LIBOR + 175 bps), 8/17/23                                                $    386,652
    114,713                Staples, Inc., 2019 Refinancing New Term B-2 Loan, 6.697%
                           (LIBOR + 450 bps), 9/12/24                                                           111,845
                                                                                                           ------------
                           Total Retail                                                                    $    498,497
-----------------------------------------------------------------------------------------------------------------------
                           Securities & Trusts -- 0.0%+
    249,375                KSBR Holding Corp., Initial Term Loan, 6.682% (LIBOR +
                           450 bps), 4/15/26                                                               $    249,998
                                                                                                           ------------
                           Total Securities & Trusts                                                       $    249,998
-----------------------------------------------------------------------------------------------------------------------
                           Telecommunications -- 0.4%
    348,232                CenturyLink, Inc., Initial Term B Loan, 4.862% (LIBOR +
                           275 bps), 1/31/25                                                               $    343,952
    272,938                Ciena Corp., Refinancing Term Loan, 4.172% (LIBOR +
                           200 bps), 9/26/25                                                                    274,302
    210,000                Commscope, Inc., Initial Term Loan, 5.362% (LIBOR +
                           325 bps), 4/6/26                                                                     209,541
    300,301                Go Daddy Operating Co. LLC (GD Finance Co., Inc.), Tranche
                           B-1 Term Loan, 4.112% (LIBOR + 200 bps), 2/15/24                                     301,310
    225,000                Level 3 Financing, Inc., Tranche B 2024 Term Loan, 4.362%
                           (LIBOR + 225 bps), 2/22/24                                                           225,457
    190,575                SBA Senior Finance II LLC, Initial Term Loan, 4.12% (LIBOR +
                           200 bps), 4/11/25                                                                    189,792
    235,662                Virgin Media Bristol LLC, Facility K, 4.695% (LIBOR +
                           250 bps), 1/15/26                                                                    235,883
                                                                                                           ------------
                           Total Telecommunications                                                        $  1,780,237
-----------------------------------------------------------------------------------------------------------------------
                           Transportation -- 0.1%
    360,000                Travelport Finance S.a.r.l., First Lien Initial Term Loan,
                           7.541% (LIBOR + 500 bps), 5/29/26                                               $    333,270
                                                                                                           ------------
                           Total Transportation                                                            $    333,270
-----------------------------------------------------------------------------------------------------------------------
                           Utilities -- 0.3%
    595,577                APLP Holdings, Ltd. Partnership, Term Loan, 4.862% (LIBOR +
                           275 bps), 4/13/23                                                               $    596,788
    380,364                Eastern Power LLC (Eastern Covert Midco LLC) (aka TPF II LC
                           LLC), Term Loan, 5.862% (LIBOR + 375 bps), 10/2/23                                   382,173
    500,000                Edgewater Generation LLC, Term Loan, 5.862% (LIBOR +
                           375 bps), 12/13/25                                                                   494,531
                                                                                                           ------------
                           Total Utilities                                                                 $  1,473,492
-----------------------------------------------------------------------------------------------------------------------
                           TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                           (Cost $18,929,578)                                                              $ 18,954,372
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 57

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 3.9%
                           of Net Assets
    297,249(a)             Fannie Mae, 2.354% (2 Month USD LIBOR + 160 bps), 7/1/45                        $    303,733
    421,439                Fannie Mae, 3.0%, 10/1/27                                                            433,396
    580,529                Fannie Mae, 3.0%, 11/1/27                                                            597,922
     55,194(a)             Fannie Mae, 4.229% (11th District Cost of Funds Index +
                           193 bps), 12/1/36                                                                     57,193
    265,270(a)             Fannie Mae, 4.23% (2 Month USD LIBOR + 140 bps), 10/1/36                             268,001
     13,126(a)             Fannie Mae, 4.48% (2 Month USD LIBOR + 174 bps), 7/1/36                               13,842
    199,258                Fannie Mae, 4.5%, 5/1/39                                                             218,139
    330,111                Fannie Mae, 4.5%, 5/1/39                                                             360,978
    112,000                Fannie Mae, 4.5%, 10/1/49 (TBA)                                                      117,994
     33,393(a)             Fannie Mae, 4.53% (1 Year CMT Index + 216 bps), 10/1/29                               34,066
     16,782(a)             Fannie Mae, 4.598% (1 Year CMT Index + 232 bps), 12/1/28                              17,304
        566(a)             Fannie Mae, 4.672% (1 Year CMT Index + 212 bps), 11/1/25                                 576
     16,935(a)             Fannie Mae, 4.8% (6 Month USD LIBOR + 218 bps), 11/1/24                               17,256
      1,706(a)             Fannie Mae, 4.959% (1 Year CMT Index + 222 bps), 4/1/29                                1,744
     27,848(a)             Fannie Mae, 5.001% (6 Month USD LIBOR + 226 bps), 1/1/25                              28,205
      2,264(a)             Fannie Mae, 5.088% (1 Year CMT Index + 246 bps), 4/1/28                                2,277
     14,499                Fannie Mae, 5.5%, 12/1/35                                                             16,375
    110,325                Fannie Mae, 5.5%, 8/1/37                                                             124,830
        397(a)             Fannie Mae, 5.808% (6 Month USD LIBOR + 285 bps), 2/1/33                                 397
     14,181                Fannie Mae, 6.0%, 2/1/34                                                              15,638
      9,777                Fannie Mae, 6.0%, 4/1/38                                                              11,205
    132,681                Fannie Mae, 6.5%, 4/1/29                                                             148,651
      2,834                Fannie Mae, 6.5%, 7/1/32                                                               3,309
     10,125                Fannie Mae, 7.0%, 1/1/36                                                              11,613
    391,264                Federal Home Loan Mortgage Corp., 2.5%, 10/1/27                                      397,508
     48,560                Federal Home Loan Mortgage Corp., 4.0%, 5/1/24                                        50,546
     13,913(a)             Federal Home Loan Mortgage Corp., 4.408% (2 Month USD
                           LIBOR + 191 bps), 8/1/31                                                              13,943
    101,809(a)             Federal Home Loan Mortgage Corp., 4.656% (2 Month USD
                           LIBOR + 191 bps), 10/1/31                                                            103,101
      3,100(a)             Federal Home Loan Mortgage Corp., 4.675% (1 Year CMT
                           Index + 225 bps), 11/1/31                                                              3,261
      1,285(a)             Federal Home Loan Mortgage Corp., 4.799% (1 Year CMT
                           Index + 236 bps), 1/1/28                                                               1,343
    151,019(a)             Federal Home Loan Mortgage Corp., 4.908% (2 Month USD
                           LIBOR + 191 bps), 12/1/31                                                            151,581
     40,519                Federal Home Loan Mortgage Corp., 5.0%, 12/1/39                                       44,785
      6,037(a)             Federal Home Loan Mortgage Corp., 5.041% (6 Month USD
                           LIBOR + 229 bps), 4/1/25                                                               6,156
     27,978                Government National Mortgage Association I, 6.0%, 12/15/31                            31,148
     57,688                Government National Mortgage Association I, 6.0%, 11/15/36                            66,180
     13,103                Government National Mortgage Association I, 6.5%, 5/15/31                             15,281

The accompanying notes are an integral part of these financial statements.

58 Pioneer Short Term Income Fund | Annual Report | 8/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           U.S. Government and Agency Obligations -- (continued)
      6,256                Government National Mortgage Association I, 6.5%, 7/15/35                       $      6,884
     17,502                Government National Mortgage Association I, 6.5%, 10/15/37                            20,918
     30,087                Government National Mortgage Association I, 7.5%, 10/15/36                            32,553
  1,250,000(a)             U.S. Treasury Notes, 2.099% (3 Month U.S. Treasury Bill
                           Money Market Yield + 14 bps), 4/30/21                                              1,248,403
  5,715,000                U.S. Treasury Notes, 2.25%, 2/15/21                                                5,764,783
  2,500,000                U.S. Treasury Notes, 2.5%, 5/31/20                                                 2,511,719
  2,625,000                U.S. Treasury Notes, 2.625%, 8/15/20                                               2,644,893
  4,786,900                U.S. Treasury Notes, 3.625%, 2/15/21                                               4,922,279
-----------------------------------------------------------------------------------------------------------------------
                           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                           (Cost $20,767,073)                                                              $ 20,841,909
-----------------------------------------------------------------------------------------------------------------------
                           TEMPORARY CASH INVESTMENTS -- 5.7% of Net Assets
                           CERTIFICATE OF DEPOSIT -- 0.1%
    500,000(a)             Svenska Handelsbanken AB, 2.434% (1 Month USD LIBOR +
                           19 bps), 5/5/20                                                                 $    499,883
-----------------------------------------------------------------------------------------------------------------------
                           COMMERCIAL PAPERS -- 3.8%
    300,000                AbbVie, Inc., 2.292%, 9/9/19                                                    $    299,808
    500,000                Amphenol Corp., 2.24%, 9/3/19                                                        499,877
    500,000                Anthem, Inc., 2.194%, 9/25/19                                                        499,144
  1,300,000                AutoZone, Inc., 2.232%, 9/3/19                                                     1,299,675
    500,000                Bell Canada, Inc., 2.284%, 9/20/19                                                   499,301
    700,000                Bell Canada, Inc., 2.297%, 9/23/19                                                   698,883
  1,300,000                Berkshire Hathway Energy Co., 2.253%, 9/10/19                                      1,299,112
    500,000                Boston Scientific Corp., 2.393%, 9/11/19                                             499,621
    750,000                Boston Scientific Corp., 2.368%, 10/21/19                                            747,481
    750,000                Canadian Natural Resources, Ltd., 2.304%, 9/25/19                                    748,606
    500,000                CenterPoint Energy, Inc., 2.24%, 9/3/19                                              499,875
    500,000                Consolidated Edison, Inc., 2.232%, 9/5/19                                            499,802
    250,000                Dominion Energy, Inc., 2.263%, 9/9/19                                                249,833
  1,200,000                Dow Chemical Co., 2.276%, 9/27/19                                                  1,197,848
  1,000,000                Duke Energy Corp., 2.243%, 9/17/19                                                   998,857
    500,000                Energy Transfer Operating LP, 2.551%, 9/3/19                                         499,860
    500,000                Eni Finance USA, Inc., 2.336%, 10/8/19                                               498,720
    750,000                Eni Finance USA, Inc., 2.346%, 12/12/19                                              744,824
  1,100,000                Eversource Energy, 2.252%, 9/4/19                                                  1,099,634
    525,000                Eversource Energy, 2.222%, 9/10/19                                                   524,615
  1,000,000                General Motors Financial Co., Inc., 2.424%, 9/12/19                                  999,087
    500,000                Kinder Morgan Energy Partners LP, 2.321%, 9/3/19                                     499,860
    445,000                National Grid USA, 2.303%, 9/9/19                                                    444,720
    250,000                National Grid USA, 2.337%, 10/10/19                                                  249,340
    525,000                PPL Capital Funding, Inc., 2.241%, 9/4/19                                            524,836
    250,000                PPL Capital Funding, Inc., 2.304%, 9/16/19                                           249,730

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 59

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                           Commercial Papers -- (continued)
    500,000                PPL Capital Funding, Inc., 2.318%, 10/4/19                                      $    498,876
    750,000                Sherwin Williams Co., 2.402%, 9/5/19                                                 749,731
    500,000                Sherwin Williams Co., 2.403%, 9/17/19                                                499,463
    500,000                TransCanada Pipelines, Ltd., 2.524%, 9/3/19                                          499,875
    500,000                TransCanada Pipelines, Ltd., 2.304%, 9/6/19                                          499,780
    500,000                TransCanada Pipelines, Ltd., 2.541%, 9/13/19                                         499,557
                                                                                                           ------------
                                                                                                           $ 20,120,231
-----------------------------------------------------------------------------------------------------------------------
                           REPURCHASE AGREEMENTS -- 1.8%
  3,160,000                $3,160,000 Merrill Lynch, Pierce, Fenner & Smith, Inc., 2.16%,
                           dated 8/30/19 plus accrued interest on 9/3/19, collateralized by
                           $3,223,200 Federal National Mortgage Association,
                           3.318%, 6/1/46                                                                  $  3,160,000
  3,160,000                $3,160,000 Royal Bank of Canada, 2.16%, dated 8/30/19
                           plus accrued interest on 9/3/19 collateralized by the following:
                           $2,385,298 Freddie Mac Giant, 3.5% -- 4.5%, 2/1/48 -- 1/1/49
                           $835,479 Federal National Mortgage Association,
                           3.0% -- 4.0%, 12/1/46 -- 2/1/57
                           $3,197 Government National Mortgage Association,
                           5.0%, 1/20/49                                                                      3,160,000
  1,580,000                $1,580,000 TD Securities USA LLC, 2.14%, dated 8/30/19
                           plus accrued interest on 9/3/19 collateralized by
                           $1,611,600 Federal National Mortgage Association,
                           4.0%, 7/1/48                                                                       1,580,000
  1,580,000                $1,5800,000 TD Securities USA LLC, 2.16%, dated 8/30/19
                           plus accrued interest on 9/3/19 collateralized by
                           $1,611,691 U.S. Treasury Notes, 0.625% -- 3.625%,
                           4/15/28 -- 2/15/43                                                                 1,580,000
                                                                                                           ------------
                                                                                                           $  9,480,000
-----------------------------------------------------------------------------------------------------------------------
                           TOTAL TEMPORARY CASH INVESTMENTS
                           (Cost $30,103,206)                                                              $ 30,100,114
-----------------------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 98.9%
                           (Cost $518,131,121)                                                             $521,967,416
-----------------------------------------------------------------------------------------------------------------------
                           OTHER ASSETS AND LIABILITIES -- 1.1%                                            $  5,804,288
-----------------------------------------------------------------------------------------------------------------------
                           NET ASSETS -- 100.0%                                                            $527,177,704
=======================================================================================================================

bps         Basis Points.

CMT         Constant Maturity Treasury Index.

FREMF       Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

LIBOR       London Interbank Offered Rate.

REIT        Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

60 Pioneer Short Term Income Fund | Annual Report | 8/31/19

REMICS      Real Estate Mortgage Investment Conduits.

SOFRRATE    Secured Overnight Financing Rate.

Strips      Separate Trading of Registered Interest and Principal of Securities.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2019, the value of these securities amounted to $310,526,040, or 58.8% of net assets.

(TBA)       "To Be Announced" Securities.

+           Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at August 31, 2019.

+ Security that used significant unobservable inputs to determine its value.

(a) Floating rate note. Coupon rate, reference index and spread shown at August 31, 2019.

(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at August 31, 2019.

(c) The interest rate is subject to change periodically. The interest rate and/or reference index and spread is shown at August 31, 2019.

(d) Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(e)         Securities are restricted as to resale.

(f)         Non-income producing security.

(g)         Issued as participation notes.

(h)         Issued as preference shares.

FUTURES CONTRACTS

FIXED INCOME INDEX FUTURES CONTRACTS

---------------------------------------------------------------------------------------
Number of
Contracts                   Expiration    Notional                        Unrealized
Long         Description    Date          Amount          Market Value    Appreciation
---------------------------------------------------------------------------------------
853          U.S. 2 Year    12/31/19      $184,308,063    $184,347,962    $39,899
             Note (CBT)

----------------------------------------------------------------------------------
Number of
Contracts                 Expiration   Notional                      Unrealized
Short       Description   Date         Amount         Market Value   Appreciation
----------------------------------------------------------------------------------
279         U.S. 5 Year   12/31/19     $ 33,474,508   $ 33,473,461   $ 1,047
            Note (CBT)
----------------------------------------------------------------------------------
  TOTAL FUTURES CONTRACTS              $150,833,555   $150,874,501   $40,946
==================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 61

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2019 were as follows:

-----------------------------------------------------------------------------------------
                                                     Purchases            Sales
-----------------------------------------------------------------------------------------
Long-Term U.S. Government Securities                 $ 56,264,964         $ (66,012,454)
Other Long-Term Securities                           $345,300,360         $(317,621,815)

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended August 31, 2019, the Fund engaged in purchases of $99,984 and sales of $12,381,254 pursuant to these procedures, which resulted in a net realized gain/(loss) of $(115,339).

At August 31, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $518,999,259 was as follows:

    Aggregate gross unrealized appreciation for all investments in which there
      is an excess of value over tax cost                                           $ 6,740,342
    Aggregate gross unrealized depreciation for all investments in which there
      is an excess of tax cost over value                                            (3,731,239)
                                                                                    -----------
    Net unrealized appreciation                                                     $ 3,009,103
                                                                                    ===========

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

62 Pioneer Short Term Income Fund | Annual Report | 8/31/19

The following is a summary of the inputs used as of August 31, 2019, in valuing the Fund's investments:

-----------------------------------------------------------------------------------------------------
                                            Level 1     Level 2          Level 3        Total
-----------------------------------------------------------------------------------------------------
Asset Backed Securities                     $    --     $168,296,169     $       --     $168,296,169
Collateralized Mortgage Obligations              --      151,306,526             --      151,306,526
Corporate Bonds                                  --      113,259,310             --      113,259,310
Foreign Government Bond                          --        1,330,000             --        1,330,000
Insurance-Linked Securities
  Collateralized Reinsurance
    Multiperil -- Massachusetts                  --               --        245,986          245,986
    Multiperil -- U.S.                           --               --        488,899          488,899
    Multiperil -- Worldwide                      --               --        425,961          425,961
    Windstorm -- Florida                         --               --        159,842          159,842
    Windstorm -- U.S. Regional                   --               --          7,350            7,350
  Industry Loss Warranties
    Multiperil -- U.S.                           --               --        242,157          242,157
  Reinsurance Sidecars
    All Natural Peril -- Worldwide               --               --        276,000          276,000
    Multiperil -- U.S.                           --               --        720,921          720,921
    Multiperil -- Worldwide                      --               --      3,377,690        3,377,690
  All Other Insurance-Linked
    Securities                                   --       11,934,210             --       11,934,210
Senior Secured Floating Rate
  Loan Interests                                 --       18,954,372             --       18,954,372
U.S. Government and
  Agency Obligations                             --       20,841,909             --       20,841,909
Certificate of Deposit                           --          499,883             --          499,883
Commercial Papers                                --       20,120,231             --       20,120,231
Repurchase Agreements                            --        9,480,000             --        9,480,000
-----------------------------------------------------------------------------------------------------
Total Investments in Securities             $    --     $516,022,610     $5,944,806     $521,967,416
-----------------------------------------------------------------------------------------------------
Other Financial Instruments
  Net unrealized appreciation
   on futures contracts                     $40,946     $         --     $       --     $     40,946
-----------------------------------------------------------------------------------------------------
Total Other Financial Instruments           $40,946     $         --     $       --     $     40,946
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 63

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-----------------------------------------------------------------------------------
                                                                     Insurance-
                                                                     Linked
                                                                     Securities
-----------------------------------------------------------------------------------
Balance as of 8/31/18                                                $ 9,112,784(a)
Realized gain (loss)(1)                                                  (51,882)
Changed in unrealized appreciation (depreciation)(2)                    (397,258)
Accrued discounts/premiums                                                    --
Purchases                                                              4,151,152
Sales                                                                 (6,066,730)
Transfers in to Level 3*                                                      --
Transfers out of Level 3*                                               (803,260)
-----------------------------------------------------------------------------------
Balance as of 8/31/19                                                $ 5,944,806
===================================================================================

(a) Securities were classified as Corporate Bonds on the August 31, 2018 financial statements.

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the year ended August 31, 2019, investments having a value of $803,260 were transferred out of Level 3 to Level 2, as there were observable inputs available to determine their value. There were no other transfers between Levels 1, 2 and 3.

      Net change in unrealized appreciation (depreciation) of Level 3 investments still
      held and considered Level 3 at August 31, 2019:                                          $(347,517)
                                                                                               ----------

The accompanying notes are an integral part of these financial statements.

64 Pioneer Short Term Income Fund | Annual Report | 8/31/19

Statement of Assets and Liabilities | 8/31/19

ASSETS:
  Investments in unaffiliated issuers, at value (cost $518,131,121)        $521,967,416
  Cash                                                                        1,730,332
  Futures collateral                                                            410,086
  Due from broker for futures                                                   793,379
  Variation margin for futures contracts                                         53,813
  Net unrealized appreciation on futures contracts                               40,946
  Receivables --
     Investment securities sold                                                  73,560
     Fund shares sold                                                         3,982,761
     Interest                                                                 1,681,957
  Due from the Adviser                                                           22,724
  Other assets                                                                   51,132
----------------------------------------------------------------------------------------
        Total assets                                                       $530,808,106
========================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                       $  1,565,871
     Fund shares repurchased                                                    810,255
     Distributions                                                              373,330
     Trustees' fees                                                               2,527
     Professional fees                                                           51,294
     Transfer agent fees                                                        104,621
  Due to affiliates                                                              25,001
  Accrued expenses                                                              103,503
----------------------------------------------------------------------------------------
        Total liabilities                                                  $  3,036,402
========================================================================================
NET ASSETS:
  Paid-in capital                                                          $542,181,666
  Distributable earnings (loss)                                             (14,409,962)
----------------------------------------------------------------------------------------
        Net assets                                                         $527,771,704
========================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $176,600,872/18,540,897 shares)                        $       9.52
  Class C (based on $32,889,447/3,456,572 shares)                          $       9.52
  Class C2 (based on $1,172,929/123,262 shares)                            $       9.52
  Class K (based on $14,450,584/1,514,728 shares)                          $       9.54
  Class Y (based on $302,657,872/31,822,310 shares                         $       9.51
========================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 65

Statement of Operations

For the Year Ended 8/31/19

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                      $16,961,564
  Dividends from unaffiliated issuers                                         303,516
---------------------------------------------------------------------------------------------------------
       Total investment income                                                               $17,265,080
---------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                         $ 1,634,103
  Administrative expense                                                      196,454
  Transfer agent fees
     Class A                                                                  226,639
     Class C                                                                   17,590
     Class C2                                                                     990
     Class K                                                                      325
     Class Y                                                                  211,436
  Distribution fees
     Class A                                                                  300,948
     Class C                                                                  173,844
     Class C2                                                                   6,627
  Shareowner communications expense                                            28,225
  Custodian fees                                                               87,483
  Registration fees                                                           111,652
  Professional fees                                                            93,176
  Printing expense                                                             27,297
  Pricing fees                                                                159,141
  Trustees' fees                                                               16,869
  Insurance expense                                                             6,045
  Miscellaneous                                                                16,772
---------------------------------------------------------------------------------------------------------
     Total expenses                                                                          $ 3,315,616
     Less fees waived and expenses reimbursed by the Adviser                                    (380,377)
---------------------------------------------------------------------------------------------------------
     Net expenses                                                                            $ 2,935,239
---------------------------------------------------------------------------------------------------------
       Net investment income                                                                 $14,329,841
---------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                  $(1,484,026)
     Futures contracts                                                      1,174,520        $  (309,506)
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                  $ 7,220,283
     Futures contracts                                                         75,650        $ 7,295,933
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                     $ 6,986,427
---------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                       $21,316,268
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

66 Pioneer Short Term Income Fund | Annual Report | 8/31/19

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------------
                                                                   Year Ended          Year Ended
                                                                   8/31/19             8/31/18
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                       $  14,329,841       $  10,591,710
Net realized gain (loss) on investments                                 (309,506)         (2,770,461)
Change in net unrealized appreciation (depreciation)
  on investments                                                       7,295,933          (4,321,560)
-----------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations          $  21,316,268       $   3,499,689
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:*
  Class A ($0.29 and $0.20 per share, respectively)                $  (4,562,979)      $  (3,155,205)
  Class C ($0.26 and $0.18 per share, respectively)                     (969,718)         (1,404,261)
  Class C2 ($0.27 and $0.18 per share, respectively)                     (36,548)            (35,129)
  Class K ($0.32 and $0.24 per share, respectively)                     (417,515)           (332,948)
  Class Y ($0.31 and $0.22 per share, respectively)                   (8,932,282)         (6,864,307)
-----------------------------------------------------------------------------------------------------
       Total distributions to shareowners                          $ (14,919,042)      $ (11,791,850)
-----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                  $ 278,570,758       $ 172,170,612
Reinvestment of distributions                                         11,226,791           9,085,414
Cost of shares repurchased                                          (231,635,936)       (307,124,269)
-----------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
       from Fund share transactions                                $  58,161,613       $(125,868,243)
-----------------------------------------------------------------------------------------------------
     Net increase in net assets                                    $  64,558,839       $(134,160,404)
NET ASSETS:**
Beginning of year                                                  $ 463,212,865       $ 597,373,269
-----------------------------------------------------------------------------------------------------
End of year                                                        $ 527,771,704       $ 463,212,865
=====================================================================================================

* For the year ended August 31, 2018, distributions to shareowners were presented as net investment income.

** For the year ended August 31, 2018, undistributed net investment income was presented as follows: $55,335.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 67

-------------------------------------------------------------------------------------------------------
                                       Year Ended      Year Ended        Year Ended      Year Ended
                                       8/31/19         8/31/19           8/31/18         8/31/18
                                       Shares          Amount            Shares          Amount
-------------------------------------------------------------------------------------------------------
Class A
Shares sold                             10,234,600     $  96,562,420       4,053,630     $  38,315,306
Reinvestment of distributions              416,419         3,926,837         285,291         2,692,222
Less shares repurchased                 (6,402,430)      (60,225,067)     (7,060,001)      (66,684,519)
-------------------------------------------------------------------------------------------------------
     Net increase (decrease)             4,248,589     $  40,264,190      (2,721,080)    $ (25,676,991)
=======================================================================================================
Class C
Shares sold                              1,389,339     $  13,045,877       1,332,549     $  12,606,369
Reinvestment of distributions               99,828           939,837         146,309         1,378,280
Less shares repurchased                 (4,249,518)      (39,906,267)     (4,041,605)      (38,085,792)
-------------------------------------------------------------------------------------------------------
     Net decrease                       (2,760,351)    $ (25,920,553)     (2,562,747)    $ (24,101,143)
=======================================================================================================
Class C2
Shares sold                                  7,078     $      67,056           5,476     $      51,796
Reinvestment of distributions                1,851            17,419           1,570            14,789
Less shares repurchased                    (61,283)         (575,464)        (48,611)         (458,792)
-------------------------------------------------------------------------------------------------------
     Net decrease                          (52,354)    $    (490,989)        (41,565)    $    (392,207)
=======================================================================================================
Class K
Shares sold                                644,091     $   6,053,817         112,407     $   1,060,545
Reinvestment of distributions                7,832            74,049           3,421            32,288
Less shares repurchased                   (216,959)       (2,046,478)       (653,296)       (6,160,928)
-------------------------------------------------------------------------------------------------------
     Net increase (decrease)               434,964     $   4,081,388        (537,468)    $  (5,068,095)
=======================================================================================================
Class Y
Shares sold                             17,300,086     $ 162,841,588      12,742,265     $ 120,136,596
Reinvestment of distributions              665,683         6,268,649         527,563         4,967,835
Less shares repurchased                (13,704,981)     (128,882,660)    (20,761,267)     (195,734,238)
-------------------------------------------------------------------------------------------------------
     Net increase (decrease)             4,260,788     $  40,227,577      (7,491,439)    $ (70,629,807)
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

68 Pioneer Short Term Income Fund | Annual Report | 8/31/19

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                       Year         Year         Year         Year         Year
                                                                       Ended        Ended        Ended        Ended        Ended
                                                                       8/31/19      8/31/18      8/31/17      8/31/16*     8/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                   $   9.40     $   9.54     $   9.56     $   9.57     $   9.66
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                         $   0.27(a)  $   0.18(a)  $   0.16(a)  $   0.13(a)  $   0.10
  Net realized and unrealized gain (loss) on investments                   0.14        (0.12)        0.01         0.01        (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                     $   0.41     $   0.06     $   0.17     $   0.14     $   0.07
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                $  (0.29)    $  (0.20)    $  (0.19)    $  (0.15)    $  (0.16)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $   0.12     $  (0.14)    $  (0.02)    $  (0.01)    $  (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $   9.52     $   9.40     $   9.54     $   9.56     $   9.57
====================================================================================================================================
Total return (b)                                                           4.39%        0.68%        1.82%        1.50%        0.74%
Ratio of net expenses to average net assets                                0.82%        0.88%        0.84%        0.79%        0.82%
Ratio of net investment income (loss) to average net assets                2.87%        1.90%        1.64%        1.41%        1.12%
Portfolio turnover rate                                                      84%          54%          70%          44%          48%
Net assets, end of period (in thousands)                               $176,601     $134,382     $162,375     $179,870     $205,451
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                     0.86%        0.88%        0.84%        0.79%        0.82%
  Net investment income (loss) to average net assets                       2.83%        1.90%        1.64%        1.41%        1.12%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 69

------------------------------------------------------------------------------------------------------------------------------------
                                                                            Year        Year        Year        Year        Year
                                                                            Ended       Ended       Ended       Ended       Ended
                                                                            8/31/19     8/31/18     8/31/17     8/31/16*    8/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                        $  9.39     $  9.53     $  9.54     $  9.55     $  9.65
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                              $  0.25(a)  $  0.16(a)  $  0.14(a)  $  0.11(a)  $  0.08
  Net realized and unrealized gain (loss) on investments                       0.14       (0.12)       0.02        0.01       (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                          $  0.39     $  0.04     $  0.16     $  0.12     $  0.04
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                     $ (0.26)    $ (0.18)    $ (0.17)    $ (0.13)    $ (0.14)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                  $  0.13     $ (0.14)    $ (0.01)    $ (0.01)    $ (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $  9.52     $  9.39     $  9.53     $  9.54     $  9.55
====================================================================================================================================
Total return (b)                                                               4.25%       0.45%       1.69%       1.25%       0.40%
Ratio of net expenses to average net assets                                    1.03%       1.06%       1.05%       1.05%       1.06%
Ratio of net investment income (loss) to average net assets                    2.66%       1.72%       1.42%       1.16%       0.87%
Portfolio turnover rate                                                          84%         54%         70%         44%         48%
Net assets, end of period (in thousands)                                    $32,889     $58,380     $83,649     $97,028     $98,585
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                         1.07%       1.06%       1.05%       1.05%       1.06%
  Net investment income (loss) to average net assets                           2.62%       1.72%       1.42%       1.16%       0.87%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

70 Pioneer Short Term Income Fund | Annual Report | 8/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                            Year        Year        Year        Year        Year
                                                                            Ended       Ended       Ended       Ended       Ended
                                                                            8/31/19     8/31/18     8/31/17     8/31/16*    8/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class C2
Net asset value, beginning of period                                        $ 9.39      $ 9.53      $ 9.55      $ 9.56      $ 9.65
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                              $ 0.25(a)   $ 0.16(a)   $ 0.14(a)   $ 0.11(a)   $ 0.08
  Net realized and unrealized gain (loss) on investments                      0.15       (0.12)       0.01        0.01       (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                          $ 0.40      $ 0.04      $ 0.15      $ 0.12      $ 0.05
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                     $(0.27)     $(0.18)     $(0.17)     $(0.13)     $(0.14)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                  $ 0.13      $(0.14)     $(0.02)     $(0.01)     $(0.09)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $ 9.52      $ 9.39      $ 9.53      $ 9.55      $ 9.56
====================================================================================================================================
Total return (b)                                                              4.27%       0.44%       1.57%       1.28%       0.51%
Ratio of net expenses to average net assets                                   1.05%       1.06%       1.05%       1.04%       1.04%
Ratio of net investment income (loss) to average net assets                   2.61%       1.73%       1.42%       1.17%       0.90%
Portfolio turnover rate                                                         84%         54%         70%         44%         48%
Net assets, end of period (in thousands)                                    $1,173      $1,650      $2,070      $2,930      $3,014
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                        1.09%       1.06%       1.05%       1.04%       1.04%
  Net investment income (loss) to average net assets                          2.57%       1.73%       1.42%       1.17%       0.90%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 71

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Year        Year        Year        Year
                                                                         Ended       Ended       Ended       Ended       12/1/14 to
                                                                         8/31/19     8/31/18     8/31/17     8/31/16*    8/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                     $  9.42     $  9.56     $  9.57     $  9.58     $ 9.65
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                           $  0.31(a)  $  0.21(a)  $  0.19(a)  $  0.17(a)  $(0.18)
  Net realized and unrealized gain (loss) on investments                    0.13       (0.11)       0.02        0.00(b)    0.26
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                       $  0.44     $  0.10     $  0.21     $  0.17     $ 0.08
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                  $ (0.32)    $ (0.24)    $ (0.22)    $ (0.18)    $(0.15)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $  0.12     $ (0.14)    $ (0.01)    $ (0.01)    $(0.07)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $  9.54     $  9.42     $  9.56     $  9.57     $ 9.58
====================================================================================================================================
Total return (c)                                                            4.73%       1.03%       2.25%       1.81%      0.84%(d)
Ratio of net expenses to average net assets                                 0.47%       0.50%       0.49%       0.50%      0.50%(e)
Ratio of net investment income (loss) to average net assets                 3.26%       2.26%       1.99%       1.74%      1.26%(e)
Portfolio turnover rate                                                       84%         54%         70%         44%        48%
Net assets, end of period (in thousands)                                 $14,451     $10,166     $15,454     $16,502     $2,251
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                      0.51%       0.50%       0.49%       0.50%      0.50%(e)
  Net investment income (loss) to average net assets                        3.22%       2.26%       1.99%       1.74%      1.26%(e)
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)   Amount rounds to less than $0.01 or $(0.01) per-share.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)   Not annualized.

(e)   Annualized.

The accompanying notes are an integral part of these financial statements.

72 Pioneer Short Term Income Fund | Annual Report | 8/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Year         Year         Year         Year         Year
                                                                      Ended        Ended        Ended        Ended        Ended
                                                                      8/31/19      8/31/18      8/31/17      8/31/16*     8/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                  $   9.38     $   9.52     $   9.54     $   9.55     $   9.64
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                        $   0.30(a)  $   0.20(a)  $   0.18(a)  $   0.15(a)  $   0.11
  Net realized and unrealized gain (loss) on investments                  0.14        (0.12)        0.01         0.01        (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $   0.44     $   0.08     $   0.19     $   0.16     $   0.09
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                               $  (0.31)    $  (0.22)    $  (0.21)    $  (0.17)    $  (0.18)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $   0.13     $  (0.14)    $  (0.02)    $  (0.01)    $  (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $   9.51     $   9.38     $   9.52     $   9.54     $   9.55
====================================================================================================================================
Total return (b)                                                          4.81%        0.90%        2.04%        1.71%        0.97%
Ratio of net expenses to average net assets                               0.47%        0.64%        0.61%        0.59%        0.60%
Ratio of net investment income (loss) to average net assets               3.23%        2.14%        1.88%        1.61%        1.33%
Portfolio turnover rate                                                     84%          54%          70%          44%          48%
Net assets, end of period (in thousands)                              $302,658     $258,634     $333,825     $278,689     $288,108
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                    0.59%        0.64%        0.61%        0.59%        0.60%
  Net investment income (loss) to average net assets                      3.11%        2.14%        1.88%        1.61%        1.33%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 73

Notes to Financial Statements | 8/31/19

1. Organization and Significant Accounting Policies

Pioneer Short Term Income Fund (the "Fund") is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class C2, Class K and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the

74 Pioneer Short Term Income Fund | Annual Report | 8/31/19 reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 75

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At August 31, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

76 Pioneer Short Term Income Fund | Annual Report | 8/31/19

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At August 31, 2019, the Fund reclassified $987,898 to increase distributable earnings and $987,898 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

      At August 31, 2019, the Fund was permitted to carry forward indefinitely $5,712,949 of short-term and $12,204,599 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 77

      The tax character of distributions paid during the years ended August 31, 2019 and August 31, 2018, were as follows:

      --------------------------------------------------------------------------
                                                          2019            2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                               $14,919,042     $11,791,850
      --------------------------------------------------------------------------
          Total                                     $14,919,042     $11,791,850
      ==========================================================================

      The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2019:

      --------------------------------------------------------------------------
                                                                          2019
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                $    871,813
      Capital loss carryforward                                     (17,917,548)
      Current year dividend payable                                    (373,330)
      Unrealized appreciation                                         3,009,103
      --------------------------------------------------------------------------
          Total                                                    $(14,409,962)
      ==========================================================================

      The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and reinsurance sidecars, the tax treatment of premium and amortization and the mark to market of futures contracts.

D.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $0 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2019.

E.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class C2 shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions

78 Pioneer Short Term Income Fund | Annual Report | 8/31/19 to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class C2, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.

F.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      Interest rates in the U.S. have been historically low and have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 79 mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G.    Insurance-Linked Securities ("ILS")

      The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

80 Pioneer Short Term Income Fund | Annual Report | 8/31/19

      The Fund's investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

H.    Repurchase Agreements

      Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

      Open repurchase agreements as of August 31, 2019 are disclosed in the Fund's Schedule of Investments.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 81

I.    Futures Contracts

      The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at August 31, 2019, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

      The average market value of futures contracts open during the year ended August 31, 2019, was $139,876,096. Open futures contracts outstanding at August 31, 2019, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.35% of the Fund's average daily net assets up to $1 billion and 0.30% of the Fund's average daily net assets over $1 billion. For the year ended August 31, 2019, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.35% of the Fund's average daily net assets.

82 Pioneer Short Term Income Fund | Annual Report | 8/31/19

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.83% and 0.46% of the average daily net assets attributable to Class A and Class Y shares, respectively. Class C, Class C2 and Class K shares do not have an expense limitation. This expense limitation is in effect through December 31, 2019, for Class A and Class Y shares. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above.

Fees waived and expenses reimbursed, during the year ended August 31, 2019 are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $19,274 in management fees, administrative costs and certain other reimbursements payable to the Adviser at August 31, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended August 31, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                 $11,504
Class C                                                                   4,056
Class C2                                                                     78
Class K                                                                     283
Class Y                                                                  12,304
--------------------------------------------------------------------------------
 Total                                                                  $28,225
================================================================================

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 83

4. Distribution Plan

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class C2 shares. Pursuant to the Plan, the Fund pays the Distributor 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,727 in distribution fees payable to the Distributor at August 31, 2019.

In addition, redemptions of Class C2 shares within 12 months of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class A, Class C, Class K and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2019, CDSCs in the amount of $439 were paid to the Distributor.

5. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

84 Pioneer Short Term Income Fund | Annual Report | 8/31/19

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at August 31, 2019, was as follows:

----------------------------------------------------------------------------------------
                                                       Foreign
Statement of                    Interest     Credit    Exchange     Equity    Commodity
Assets and Liabilities          Rate Risk    Risk      Rate Risk    Risk      Risk
----------------------------------------------------------------------------------------
Assets
 Net unrealized
  appreciation on
  futures contracts             $40,946      $ --      $ --         $ --      $ --
----------------------------------------------------------------------------------------
  Total Value                   $40,946      $ --      $ --         $ --      $ --
========================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at August 31, 2019, was as follows:

---------------------------------------------------------------------------------------
                                                      Foreign
Statement of                  Interest      Credit    Exchange     Equity    Commodity
Operations                    Rate Risk     Risk      Rate Risk    Risk      Risk
---------------------------------------------------------------------------------------
Net realized gain
 (loss) on:
 Futures contracts            $1,174,520    $ --      $ --         $ --      $ --
---------------------------------------------------------------------------------------
  Total Value                 $1,174,520    $ --      $ --         $ --      $ --
=======================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on:
 Futures contracts            $   75,650    $ --      $ --         $ --      $ --
---------------------------------------------------------------------------------------
  Total Value                 $   75,650    $ --      $ --         $ --      $ --
=======================================================================================

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 85

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Pioneer Short Term Income Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Short Term Income Fund (the "Fund"), including the schedule of investments, as of August 31, 2019, and the related statement of operations for the year then ended, the statements changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended (collectively referred to as the "financial statements"). The financial highlights for the periods ended August 31, 2015 and August 31, 2016 were audited by another independent registered public accounting firm whose report, dated October 24, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

86 Pioneer Short Term Income Fund | Annual Report | 8/31/19

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Fund's auditor since 2017.

Boston, Massachusetts
October 29, 2019

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 87

ADDITIONAL INFORMATION (unaudited)

The percentage of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 82.67%.

88 Pioneer Short Term Income Fund | Annual Report | 8/31/19

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. Bock and Ms. Durnin, serve as Trustees of each of the 44 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Bock and Ms. Durnin serve as a Trustee of 37 Pioneer Funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 89

Independent Trustees

Name, Age and Position     Term of Office and                                                            Other Directorships
Held With the Fund         Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)       Trustee since 2006.            Private investor (2004 - 2008 and              Director, Broadridge
Chairman of the Board      Serves until a successor       2013 - present); Chairman (2008 -  2013)       Financial Solutions,
and Trustee                trustee is elected or earlier  and Chief Executive Officer (2008 -            Inc. (investor
                           retirement or removal.         2012), Quadriserv, Inc. (technology            communications and
                                                          products for securities lending industry);     securities processing
                                                          and Senior Executive Vice President, The       provider for financial
                                                          Bank of New York (financial and securities     services industry)
                                                          services) (1986 - 2004)                        (2009 - present);
                                                                                                         Director, Quadriserv,
                                                                                                         Inc. (2005 - 2013);
                                                                                                         and Commissioner, New
                                                                                                         Jersey State Civil
                                                                                                         Service Commission
                                                                                                         (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
John E. Baumgardner,       Trustee since 2019.            Of Counsel (2019 - present), Partner           Chairman, The Lakeville
Jr. (68)                   Serves until a successor       (1983-2018), Sullivan & Cromwell LLP           Journal Company, LLC,
Trustee                    trustee is elected or earlier  (law firm).                                    (privately-held community
                           retirement or removal.                                                        newspaper group)
                                                                                                         (2015-present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (75)         Trustee since 2005.            Managing Partner, Federal City Capital         Director of New York
Trustee                    Serves until a successor       Advisors (corporate advisory services          Mortgage Trust (publicly-
                           trustee is elected or earlier  company) (1997 - 2004 and 2008 - present);     traded mortgage REIT)
                           retirement or removal.         Interim Chief Executive Officer, Oxford        (2004 - 2009, 2012 -
                                                          Analytica, Inc. (privately held research       present); Director of The
                                                          and consulting company) (2010); Executive      Swiss Helvetia Fund, Inc.
                                                          Vice President and Chief Financial             closed-end fund) (2010 -
                                                          Officer, I-trax, Inc. (publicly traded         2017); Director of Oxford
                                                          health care services company) (2004 -          Analytica, Inc. (2008 -
                                                          2007); and Executive Vice President and        2015); and Director of
                                                          Chief Financial Officer, Pedestal Inc.         Enterprise Community
                                                          (internet-based mortgage trading company)      Investment, Inc.
                                                          (2000 - 2002); Private Consultant (1995 -      (privately-held affordable
                                                          1997); Managing Director, Lehman Brothers      housing finance company)
                                                          (1992 - 1995); and Executive, The World        (1985 - 2010)
                                                          Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------


90 Pioneer Short Term Income Fund | Annual Report | 8/31/19

Name, Age and Position     Term of Office and                                                            Other Directorships
Held With the Fund         Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Diane Durnin (62)          Trustee since 2019.            Managing Director - Head of Product            None
Trustee                    Serves until a successor       Strategy and Development, BNY Mellon
                           trustee is elected or earlier  Investment Management (2012-2018); Vice
                           retirement or removal.         Chairman - The Dreyfus Corporation
                                                          (2005 - 2018): Executive Vice President
                                                          Head of Product, BNY Mellon Investment
                                                          Management (2007-2012); Executive
                                                          Director- Product Strategy, Mellon Asset
                                                          Management (2005-2007); Executive Vice
                                                          President Head of Products, Marketing
                                                          and Client Service, Dreyfus Corporation
                                                          (2000-2005); and Senior Vice President
                                                          Strategic Product and Business Development,
                                                          Dreyfus Corporation (1994-2000)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (75)  Trustee since 2008.            William Joseph Maier Professor of              Trustee, Mellon
Trustee                    Serves until a successor       Political Economy, Harvard University          Institutional Funds
                           trustee is elected or earlier  (1972 - present)                               Investment Trust and
                           retirement or removal.                                                        Mellon Institutional
                                                                                                         Funds Master Portfolio
                                                                                                         (oversaw 17 portfolios in
                                                                                                         fund complex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (72)  Trustee since 2004.            Founding Director, Vice-President and          None
Trustee                    Serves until a successor       Corporate Secretary, The Winthrop Group,
                           trustee is elected or earlier  Inc. (consulting firm) (1982 - present);
                           retirement or removal.         Desautels Faculty of Management, McGill
                                                          University (1999 - 2017); and Manager of
                                                          Research Operations and Organizational
                                                          Learning, Xerox PARC, Xerox's advance
                                                          research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)   Trustee since 2017.            Chief Investment Officer, 1199 SEIU Funds      None
Trustee                    (Advisory Trustee from         (healthcare workers union pension
                           2014 - 2017) Serves            funds) (2001 - present); Vice President -
                           until a successor trustee      International Investments Group, American
                           is elected or earlier          International Group, Inc. (insurance
                           retirement or removal.         company) (1993 - 2001); Vice President -
                                                          Corporate Finance and Treasury Group,
                                                          Citibank, N.A. (1980 - 1986 and 1990 -
                                                          1993); Vice President - Asset/Liability
                                                          Management Group, Federal Farm Funding
                                                          Corporation (government-sponsored issuer
                                                          of debt securities) (1988 - 1990);
                                                          Mortgage Strategies Group, Shearson Lehman
                                                          Hutton, Inc. (investment bank) (1987 -
                                                          1988); and Mortgage Strategies Group,
                                                          Drexel Burnham Lambert, Ltd. (investment
                                                          bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 91

Independent Trustees (continued)

Name, Age and Position     Term of Office and                                                            Other Directorships
Held With the Fund         Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (71)   Trustee since 2004.            President and Chief Executive Officer,         Director of New America
Trustee                    Serves until a successor       Metric Financial Inc. (formerly known as       High Income Fund, Inc.
                           trustee is elected or earlier  Newbury Piret Company) (investment banking     (closed-end investment
                           retirement or removal.         firm) (1981 - present)                         company) (2004 - present);
                                                                                                         and Member, Board of
                                                                                                         Governors, Investment
                                                                                                         Company Institute
                                                                                                         (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (72)     Trustee since 2014.            Consultant (investment company services)       None
Trustee                    Serves until a successor       (2012 - present); Executive Vice President,
                           trustee is elected or earlier  BNY Mellon (financial and investment
                           retirement or removal.         company services) (1969 - 2012); Director,
                                                          BNY International Financing Corp.
                                                          (financial services) (2002 - 2012);
                                                          Director, Mellon Overseas Investment Corp.
                                                          (financial services) (2009 - 2012);
                                                          Director, Financial Models (technology)
                                                          (2005-2007); Director, BNY Hamilton Funds,
                                                          Ireland (offshore investment companies)
                                                          (2004-2007); Chairman/Director, AIB/BNY
                                                          Securities Services, Ltd., Ireland
                                                          (financial services) (1999-2006); and
                                                          Chairman, BNY Alternative Investment
                                                          Services, Inc. (financial services)
                                                          (2005-2007)
------------------------------------------------------------------------------------------------------------------------------------


92 Pioneer Short Term Income Fund | Annual Report | 8/31/19

Interested Trustees

Name, Age and Position     Term of Office and                                                            Other Directorships
Held With the Fund         Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (57)*        Trustee since 2017.            Director, CEO and President of Amundi          None
Trustee, President and     Serves until a successor       Pioneer Asset Management USA, Inc. (since
Chief Executive Officer    trustee is elected or earlier  September 2014); Director, CEO and
                           retirement or removal          President of Amundi Pioneer Asset
                                                          Management, Inc. (since September 2014);
                                                          Director, CEO and President of Amundi
                                                          Pioneer Distributor, Inc. (since September
                                                          2014); Director, CEO and President of
                                                          Amundi Pioneer Institutional Asset
                                                          Management, Inc. (since September 2014);
                                                          Chair, Amundi Pioneer Asset Management
                                                          USA, Inc., Amundi Pioneer Distributor,
                                                          Inc. and Amundi Pioneer Institutional
                                                          Asset Management, Inc. (September 2014 -
                                                          2018); Managing Director, Morgan Stanley
                                                          Investment Management (2010 - 2013);
                                                          Director of Institutional Business, CEO of
                                                          International, Eaton Vance Management
                                                          (2005 - 2010); and Director of Amundi USA,
                                                          Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (61)*    Trustee since 2014.            Director and Executive Vice President          None
Trustee                    Serves until a successor       (since 2008) and Chief Investment Officer,
                           trustee is elected or earlier  U.S. (since 2010) of Amundi Pioneer Asset
                           retirement or removal          Management USA, Inc.; Director and
                                                          Executive Vice President and Chief
                                                          Investment Officer, U.S. of Amundi Pioneer
                                                          (since 2008); Executive Vice President and
                                                          Chief Investment Officer, U.S. of Amundi
                                                          Pioneer Institutional Asset Management,
                                                          Inc. (since 2009); Portfolio Manager of
                                                          Amundi Pioneer (since 1999); and Director
                                                          of Amundi USA, Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
 * Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 93

Fund Officers

Name, Age and Position     Term of Office and                                                            Other Directorships
Held With the Fund         Length of Service              Principal Occupation                           Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.             Since 2004. Serves at the      Vice President and Associate General           None
Kelley (54)                discretion of the Board        Counsel of Amundi Pioneer since January
Secretary and                                             2008; Secretary and Chief Legal Officer of
Chief Legal Officer                                       all of the Pioneer Funds since June 2010;
                                                          Assistant Secretary of all of the Pioneer
                                                          Funds from September 2003 to May 2010; and
                                                          Vice President and Senior Counsel of
                                                          Amundi Pioneer from July 2002 to
                                                          December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (58)     Since 2010. Serves at the      Fund Governance Director of Amundi Pioneer     None
Assistant Secretary        discretion of the Board        since December 2006 and Assistant
                                                          Secretary of all the Pioneer Funds since
                                                          June 2010; Manager - Fund Governance of
                                                          Amundi Pioneer from December 2003 to
                                                          November 2006; and Senior Paralegal of
                                                          Amundi Pioneer from January 2000 to
                                                          November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (56)          Since 2010. Serves at the      Senior Counsel of Amundi Pioneer since May     None
Assistant Secretary        discretion of the Board        2013 and Assistant Secretary of all the
                                                          Pioneer Funds since June 2010; and Counsel
                                                          of Amundi Pioneer from June 2007 to
                                                          May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (59)       Since 2008. Serves at the      Vice President - Fund Treasury of Amundi       None
Treasurer and              discretion of the Board        Pioneer; Treasurer of all of the Pioneer
Chief Financial and                                       Funds since March 2008; Deputy Treasurer
Accounting Officer                                        of Amundi Pioneer from March 2004 to
                                                          February 2008; and Assistant Treasurer of
                                                          all of the Pioneer Funds from March 2004
                                                          to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (54)      Since 2004. Serves at the      Director - Fund Treasury of Amundi             None
Assistant Treasurer        discretion of the Board        Pioneer; and Assistant Treasurer of all
                                                          of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (61)         Since 2004. Serves at the      Senior Manager - Fund Treasury of Amundi       None
Assistant Treasurer        discretion of the Board        Pioneer; and Assistant Treasurer of all
                                                          of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (39)      Since 2009. Serves at the      Senior Manager - Fund Treasury of Amundi       None
Assistant Treasurer        discretion of the Board        Pioneer since November 2008; Assistant
                                                          Treasurer of all of the Pioneer Funds
                                                          since January 2009; and Client Service
                                                          Manager - Institutional Investor Services
                                                          at State Street Bank from March 2003 to
                                                          March 2007
------------------------------------------------------------------------------------------------------------------------------------

94 Pioneer Short Term Income Fund | Annual Report | 8/31/19

Name, Age and Position     Term of Office and                                                            Other Directorships
Held With the Fund         Length of Service              Principal Occupation                           Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)           Since 2018. Serves at the      Managing Director, Chief Compliance            None
Chief Compliance Officer   discretion of the Board        Officer of Amundi Pioneer Asset Management;
                                                          Amundi Pioneer Institutional Asset
                                                          Management, Inc.; and the Pioneer Funds
                                                          since September 2018; and Chief Compliance
                                                          Officer of Amundi Pioneer Distributor, Inc.
                                                          since January 2014
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (48)       Since 2006. Serves at the      Vice President - Amundi Pioneer Asset          None
Anti-Money                 discretion of the Board        Management; and Anti-Money Laundering
Laundering Officer                                        Officer of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 95

                          This page is for your notes.

96 Pioneer Short Term Income Fund | Annual Report | 8/31/19

                          This page is for your notes.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 97

                          This page is for your notes.

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

                          This page is for your notes.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/19 99

                          This page is for your notes.

100 Pioneer Short Term Income Fund | Annual Report | 8/31/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 19427-13-1019





ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.


The audit fees for the Fund were $38,000 payable to Ernst & Young LLP for the year ended
August 31, 2019 and $38,000 payable
for the year ended August 31, 2018.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2019 or 2018.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Fund were $11,450
payable to Ernst & Young LLP for the year ended
August 31, 2019 and $11,450
for the year ended August 31, 2018.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2019 or 2018.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended August 31 2019 and 2018, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $11,450 payable to Ernst & Young LLP for the year ended
August 31, 2019 and $11,450 for the year ended
August 31, 2018.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Short Term Income Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 1, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 1, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date November 1, 2019

* Print the name and title of each signing officer under his or her signature.